UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund: BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation

Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2020

Date of reporting period: 03/31/2020

Item 1 –	Report to Stockholders

MARCH 31, 2020

2020 Annual Report

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio
•	BATS: Series C Portfolio
•	BATS: Series E Portfolio
•	BATS: Series M Portfolio
•	BATS: Series P Portfolio
•	BATS: Series S Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800)-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund underperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, and its “Reference Benchmark,” consisting of 50% Bloomberg U.S. Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its Reference Benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest detractor from the Fund’s performance relative to the Reference Benchmark was an overweight allocation to securitized assets. These included non-agency residential mortgage backed securities (“MBS”), collateralized loan obligations (“CLOs”), commercial mortgage backed securities (“CMBS”) and credit risk transfer (“CRT”) transactions within agency MBS, which allow government-sponsored entities to share the risk of non-payment on underlying mortgages with private investors.

The Fund’s cash position aided relative performance.

Describe recent portfolio activity.

The Fund’s allocation to CLOs and asset backed securities (“ABS”) was decreased, while the allocation to CMBS and non-agency MBS was increased over the 12- month period. Specifically, within the ABS sector the investment adviser decreased the allocation to securities backed by student loans while completely divesting from credit card-backed ABS. The allocation to consumer loan, auto and “other” ABS was slightly increased over the period. Within CLOs, the Fund decreased its allocation to lower rated transactions while favoring higher quality AAA structures. Within the CMBS space, the investment adviser favored interest-only and senior AAA, “last cash flow” paper over agency and single-family rental securities. Within non-agency MBS, the Fund maintained its exposure to legacy, pre-financial crisis pools while increasing the allocation to non-performing/re-performing loans and senior residential transition loans.

Describe portfolio positioning at period end.

The Fund ended the period with an underweight duration (and corresponding interest-rate sensitivity) relative to the Reference Benchmark. The Fund continued to hold out-of-benchmark allocations to CLOs, non-agency MBS, and CRT pools within agency MBS. In addition, the Fund finished the period with an underweight in CMBS and ABS relative to the Reference Benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
Asset-Backed Securities	52%
Non-Agency Mortgage-Backed Securities	44
U.S. Government Sponsored Agency Securities	2
Floating Rate Loan Interests	2
Corporate Bonds	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Amount is less than 1%.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments(b)
AAA/Aaa(c)	38%
AA/Aa	4
A	3
BBB/Baa	4
BB/Ba	4
B	3
CCC/Caa	4
CC/Ca	5
C	1
N/R	34

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BATS: Series A Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in fixed-income securities, such as ABS, CMBS and residential mortgage-backed securities (“RMBS”) issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(b)

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, ABS and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(c)

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception(b)
BATS: Series A Portfolio	(8.57)%	(5.22)%	3.51%
Bloomberg Barclays U.S. Universal Index	1.76	7.15	3.93
Reference Benchmark	(0.76)	3.18	2.71

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BATS: Series A Portfolio	$1,000.00	$913.40	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2020	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s sector allocations and security selection both contributed to relative returns. From a sector perspective, the largest contributor was an underweight position in the emerging markets, followed by underweights in the utility and insurance industries.

An overweight position in the independent energy sector was the largest detractor from relative performance. An allocation to capital securities and an overweight in technology also detracted from Fund results. Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures. The Fund’s duration (a measure of interest rate sensitivity) and yield curve positioning detracted as well.

Describe recent portfolio activity.

In 2019, investment-grade corporate bonds posted their highest returns since 2009. The Fed cut interest rates three times over the course of the year, driving U.S. Treasury yields lower. At the same time, investors’ desire for income and confidence in U.S economic growth moved yield spreads to nearly the tightest levels since the financial crisis. (Tightening yield spreads indicate outperformance for corporate bonds relative to Treasury securities.) While the investment adviser maintained a positive view on U.S. growth, it became concerned with the tight spread levels. The investment adviser therefore reduced portfolio risk by reducing allocations to banks, capital securities, basic materials, pharmaceuticals and energy. Conversely, the Fund added to technology given the investment adviser’s favorable view on the sector. An out-of-benchmark allocation to agency mortgage-backed securities was added, as the category appeared attractively valued relative to corporate bonds.

The positive investment backdrop changed in early 2020 as the spread of coronavirus caused a rapid shift in investor sentiment and led to increased expectations that the world economy would move into a recession. The Fund sought to take advantage of the more attractive valuations by selectively rebuilding allocations to higher-quality issuers and more durable, less cyclical subsectors such as banks and utilities.

Describe portfolio positioning at period end.

The Fund’s leading sector overweight positions were in technology, banks and communications, while its largest underweights were in pharmaceuticals and insurance. The Fund’s duration was slightly below that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
Corporate Bonds	86%
U.S. Treasury Obligations	7
Capital Trusts	2
Taxable Municipal Bonds	2
Foreign Government Obligations	2
Foreign Agency Obligations	1

(a)	Total investments exclude short-term securities and options purchased.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments(b)
AAA/Aaa(c)	8%
AA/Aa	7
A	36
BBB/Baa	48
BB/Ba	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities and options purchased.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BATS: Series C Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	10 Years
BATS: Series C Portfolio	(1.13)%	6.31%	3.58%	5.38%
Bloomberg Barclays U.S. Credit Index	(2.13)	5.10	3.28	4.75

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BATS: Series C Portfolio	$1,000.00	$988.70	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2020	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund underperformed its broad-based benchmark, the S&P® Municipal Bond Index and its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund sought to manage interest rate risk in an active fashion using U.S. Treasury futures, which had an adverse impact on the Fund’s returns. Treasury yields drifted lower throughout the period, but the decline became most pronounced in the first quarter of 2020. During this time, the “flight to quality” accelerated as the spread of coronavirus led to widespread economic shutdowns and forced the Fed to cut interest rates to zero. Municipal bonds lost ground on credit concerns even as U.S. Treasuries rallied, causing the Fund’s risk-management strategy to become ineffective. The investment adviser therefore eliminated the positions in U.S. Treasury futures.

Security selection in the tobacco sector further detracted from the Fund’s performance.

On the positive side, the Fund benefited from its positions in bonds with maturities of 20-plus years. An overweight position in investment-grade debt, particularly BBB and A rated securities, also added value. At the sector level, positions in the health care and transportation sectors were key contributors to the Fund’s performance.

Describe recent portfolio activity.

The Fund’s most notable activity consisted of investing the large cash inflows that occurred in 2019. The investment adviser focused its new purchases on lower-rated investment-grade issues, with a preference for revenue bonds over general obligation debt. In addition, the investment adviser continued to increase the Fund’s weighting in Puerto Rico, based on the territory’s improving outlook. Longer-dated maturities were also favored in an effort to maximize yields and capture their more attractive relative value versus shorter-dated issues. However, the Fund was not immune to the widespread outflows that occurred from municipal bond funds in the first quarter of 2020. The investment adviser funded redemptions primarily through the sale of higher-quality, more liquid securities.

Describe portfolio positioning at period end.

The Fund’s duration (interest rate sensitivity) was above that of the index. The Fund remained overweight in longer-term bonds, specifically the 20-plus year maturity range, and it was underweight in short- and intermediate-term debt. The Fund continued to have a bias toward higher-quality issuers. The transportation sector was its largest overweight, while the tax-backed local and school district sectors were the most notable underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
County/City/Special District/School District	23%
Health Care	19
Education	16
Transportation	16
Utilities	11
Tobacco	9
Housing	4
Corporate	2

(a)	Total investments exclude short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments(b)
AA/Aa	11%
A	23
BBB/Baa	20
BB/Ba	9
B	3
CC/Ca	2
N/R	32

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BATS: Series E Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

(b)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(c)

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Year	Since Inception(b)
BATS: Series E Portfolio	(5.22)%	0.33%	4.75%	5.56%
S&P® Municipal Bond Index	0.07	3.78	3.17	3.47
Reference Benchmark	(3.31)	1.81	4.32	4.85	(c)

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Ending Account Value (03/31/20)	Expenses Paid During the Period(b)
BATS: Series E Portfolio	$1,000.00	$947.80	$0.29	$0.00	$1,000.00	$1,024.70	$0.30	$1,025.00	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of March 31, 2020	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund underperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest detractor from the Fund’s performance relative to the benchmark was an out-of-benchmark allocation to securitized assets, with exposure to commercial mortgage-backed securities (“CMBS”) weighing most heavily on return. Allocations to Treasury inflation-protected securities (“TIPS”) also detracted as inflation expectations plummeted in the first quarter of 2020.

Positive contributions to the Fund’s relative performance were led by relative value strategies within agency mortgage-backed securities (“MBS”). In particular, trading the spread between MBS and U.S. Treasuries during the first quarter of 2020 proved beneficial.

Describe recent portfolio activity.

During the period, the Fund’s overall exposure to agency MBS remained little changed. Within the coupon stack, the Fund’s exposure in conventional 30-year mortgages was shifted to favor lower coupons. Allocations to agency collateralized mortgage obligations were modestly increased while favoring interest-only (“IO”) and inverse IO structures. The Fund’s allocation to CMBS was reduced. Exposure to TIPS was reduced as well. With respect to duration (and corresponding interest-rate sensitivity), the Fund moved from a neutral to an underweight stance.

The Fund held a small percentage of assets in derivatives, including financial futures, as a means to manage risk against allocations in MBS and securitized assets. The use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period overweight in agency MBS relative to the benchmark, while favoring lower coupons relative to higher coupons. Within agency MBS, we favored specified pools with low loan balances, which cheapened during the market turbulence in March 2020. The Fund maintained an allocation to GNMA multi-family project IOs given the attractive spread (incremental yield) available relative to the sector’s fundamental outlook. We continued to hold a small position in 5-year TIPS on the view that valuations are attractive relative to the investment adviser’s outlook for inflation fundamentals. Finally, the Fund was slightly underweight in duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
U.S. Government Sponsored Agency Securities	95%
Non-Agency Mortgage-Backed Securities	4
U.S. Treasury Obligations	1
Asset-Backed Securities	—	(b)

(a)	Total investments exclude short-term securities, TBA sale commitments and options written.
(b)	Amount is less than 1%.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments(b)
AAA/Aaa(c)	99%
AA/Aa	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, TBA sale commitments and options written.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BATS: Series M Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(b)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	10 Years
BATS: Series M Portfolio	2.13%	5.86%	2.91%	4.61%
Bloomberg Barclays MBS Index	3.55	7.03	2.94	3.28

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BATS: Series M Portfolio	$1,000.00	$1,021.30	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of March 31, 2020	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund underperformed the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark indexes will differ from comparisons of the benchmarks against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to the Fund’s return when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BATS: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. Given that yields fell, the Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury yield curve detracted from the Fund’s results.

The Fund held cash at the end of the period as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on Fund performance.

The Fund’s position in the Series S Portfolio, which was hurt by its allocations to investment-grade corporate bonds, asset-backed securities and commercial mortgage-backed securities, detracted from performance.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures, interest rate swaps, and an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Fixed-Income Funds	30%
Other Assets Less Liabilities	70

PORTFOLIO HOLDINGS

Security	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BATS: Series P Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.
(b)

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

(c)	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.
(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2020

	6-Month Total Returns	Average Annual Total Returns(a)
		1 Year	5 Years	Since Inception(b)
BATS: Series P Portfolio	(7.76)%	(13.25)%	(2.76)%	(2.87)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	8.79	16.17	4.37	3.91
Bloomberg Barclays U.S. Bellwether 10 Year Swap Index	9.17	18.89	4.90	4.49

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BATS: Series P Portfolio	$1,000.00	$922.40	$0.00	$1,000.00	$1,025.00	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	13

Fund Summary as of March 31, 2020	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2020, the Fund underperformed its benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocations to investment-grade corporate bonds, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) — together with a corresponding underweight in U.S. Treasuries — were the primary detractors from performance. U.S. Treasuries outperformed the market’s credit sectors by a wide margin, with much of the advantage occurring in the first quarter of 2020.

The Fund’s longer duration (higher interest rate sensitivity) was the largest contributor to relative performance versus the benchmark, followed by its allocation to sovereign issues.

As part of its investment strategy, the Fund used interest rate derivatives to manage the portfolio’s duration and yield curve positioning. The use of derivatives detracted from the Fund’s results during the period.

Describe recent portfolio activity.

The Fund decreased its weighting in corporate bonds in 2019 as yield spreads tightened, and it rotated the proceeds into ABS, CMBS and agency mortgage-backed securities (“MBS”). The investment adviser believed agency MBS looked attractive relative to other sectors, as yield spreads had tightened to a lesser degree in this sector compared to corporate bonds in ABS. In the securitized space, the investment adviser favored high-quality, AAA-rated ABS with strong underlying assets, such as private student and consumer loans. Within CMBS, the investment adviser sought opportunities among individual securities with robust fundamentals.

Late in the period, the investment adviser reduced the Fund’s position in MBS to capitalize on the greater spread widening that occurred in other areas during the February — March 2020 sell-off in risk assets. In particular, the investment adviser believed corporate bonds were more attractive given that yield spreads had widened to levels last seen in the 2008 — 2009 financial crisis. In addition, the investment adviser saw the Fed’s new corporate credit facilities as being supportive for the market in the near term.

Describe portfolio positioning at period end.

Believing the risk of decelerating economic growth could continue to put downward pressure on yields, the investment adviser positioned the Fund with a longer duration than the benchmark. The Fund closed the period overweight in ABS, agency MBS and U.S. investment-grade corporate bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
Corporate Bonds	34%
U.S. Government Sponsored Agency Securities	23
Asset-Backed Securities	21
Non-Agency Mortgage-Backed Securities	19
U.S. Treasury Obligations	3
Foreign Agency Obligations	—	(b)
Capital Trusts	—	(b)

(a)	Total investments exclude TBA sale commitments, options purchased and options written.
(b)	Amount is less than 1%.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments(b)
AAA/Aaa(c)	62%
AA/Aa	1
A	12
BBB/Baa	23
BB/Ba	1
N/R	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude TBA sale commitments, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BATS: Series S Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(b)	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)
	6 Months Total Returns	1 Year	5 Years	10 Years
BATS: Series S Portfolio	(2.66)%	0.34%	1.99%	2.56%
ICE BofAML 1-3 Year U.S. Treasury Index	3.33	5.42	1.85	1.43

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Ending Account Value (03/31/20)	Expenses Paid During the Period(b)
BATS: Series S Portfolio	$1,000.00	$973.40	$4.46	$0.00	$1,000.00	$1,020.48	$4.57	$1,025.00	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one- half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Series E Portfolio transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Series E Portfolio with economic benefits in periods of declining short-term interest rates, but expose the Series E Portfolio to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Series E Portfolio’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING AND DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 49.9%
Ajax Mortgage Loan Trust:
Series 2017-D, Class A, 3.75%, 12/25/57(a)(b)	$1,822	$1,548,533
Series 2017-D, Class B, 0.00%, 12/25/57(a)(b)(c)	1,684	762,479
Series 2018-A, Class A, 3.85%, 04/25/58(a)(b)	1,959	1,743,573
Series 2018-A, Class B, 0.00%, 04/25/58(a)(b)	599	352,068
Series 2018-B, Class A, 3.75%, 02/26/57(a)(b)	1,934	1,936,808
Series 2018-B, Class B, 0.00%, 02/26/57(a)(b)	719	202,594
Series 2018-D, Class A, 3.75%, 08/25/58(a)(b)(c)	3,492	3,107,609
Series 2018-D, Class B, 0.00%, 08/25/58(a)(b)(c)	912	514,091
Series 2018-E, Class A, 4.38%, 06/25/58(a)(c)	3,615	3,626,602
Series 2018-E, Class B, 5.25%, 06/25/58(a)(b)(c)	368	257,250
Series 2018-E, Class C, 0.00%, 06/25/58(a)(b)(c)	917	277,757
Series 2018-F, Class A, 4.38%, 11/25/58(a)(b)(c)	3,771	3,205,744
Series 2018-F, Class B, 5.25%, 11/25/58(a)(b)(c)	420	293,728
Series 2018-F, Class C, 0.00%, 11/25/58(a)(b)	991	486,473
Series 2018-G, Class A, 4.38%, 06/25/57(a)(b)(c)	4,554	4,531,613
Series 2018-G, Class B, 5.25%, 06/25/57(a)(b)(c)	560	537,600
Series 2018-G, Class C, 0.00%, 06/25/57(a)(b)	1,431	1,356,823
Series 2019-A, Class A, 3.75%, 08/25/57(a)(c)	3,637	3,616,877
Series 2019-A, Class B, 5.25%, 08/25/57(a)(b)(c)	350	344,120
Series 2019-A, Class C, 0.00%, 08/25/57(a)(b)	875	694,524
Series 2019-B, Class A, 3.75%, 01/25/59(a)(c)	3,590	3,561,850
Series 2019-B, Class B, 5.25%, 01/25/59(a)(b)(c)	409	402,374
Series 2019-B, Class C, 0.00%, 01/25/59(a)(b)	1,046	860,873
Series 2019-C, Class A, 3.95%, 10/25/58(a)(c)	3,645	3,615,328
Series 2019-E, Class A, 3.00%, 09/25/59(a)(d)	3,306	2,965,916
Series 2019-E, Class B, 4.88%, 09/25/59(a)(d)	350	270,699
Series 2019-E, Class C, 0.00%, 09/25/59(a)(b)	835	378,589
Series 2019-G, Class A, 3.00%, 09/25/59(a)(d)	2,360	2,046,016
Series 2019-G, Class B, 4.25%, 09/25/59(a)(d)	224	167,572
Series 2019-G, Class C, 0.00%, 09/25/59(a)	576	396,726
Series 2019-H, Class A, 3.00%, 11/25/59(a)(d)	1,417	1,222,820
Series 2019-H, Class B, 4.25%, 11/25/59(a)(d)	140	104,732

Security	Par (000)	Value
Series 2019-H, Class C, 0.00%, 11/25/59(a)	$360	$281,992
Series 2020-A, Class A, 2.38%, 12/25/59(a)(b)(d)	11,250	11,188,125
Series 2020-A, Class B, 3.50%, 12/25/59(a)(b)(d)	1,050	1,042,650
Series 2020-A, Class C, 0.00%, 12/25/59(a)(b)	2,700	1,597,590
Allegro CLO II-S Ltd.:
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.080%), 2.90%, 10/21/28(a)(e)	2,000	1,922,075
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.150%), 3.97%, 10/21/28(a)(e)	300	246,829
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.000%), 4.82%, 10/21/28(a)(e)	750	562,726
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.130%), 2.97%, 01/17/31(a)(e)	1,000	931,146
ALM VII Ltd., Series 2012-7A, Class A1A2, (3 mo. LIBOR US + 1.170%), 3.00%, 07/15/29(a)(e)	1,000	953,282
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class A2R2, (3 mo. LIBOR US + 1.500%), 3.33%, 07/15/27(a)(e)	1,000	872,044
Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.700%), 4.53%, 07/15/27(a)(e)	1,000	779,183
ALM XVII Ltd., Series 2015-17A, Class BR, (3 mo. LIBOR US + 2.100%), 3.93%, 01/15/28(a)(e)	500	412,478
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 3.04%, 07/25/29(a)(e)	500	475,972
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 2.85%, 01/28/31(a)(e)	1,000	945,235
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.500%), 3.30%, 01/28/31(a)(e)	1,000	911,957
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 3.65%, 01/28/31(a)(e)	500	409,294
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 2.85%, 01/28/31(a)(e)	2,050	1,937,660
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 3.65%, 01/28/31(a)(e)	1,500	1,229,807
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.600%), 4.40%, 01/28/31(a)(e)	750	525,305
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 3.28%, 01/15/30(a)(e)	1,700	1,474,952
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 3.68%, 01/15/30(a)(e)	3,000	2,467,722
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.400%), 7.23%, 01/15/30(a)(e)	1,000	629,450
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.750%), 2.77%, 01/28/31(a)(e)	1,500	1,276,833
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.200%), 3.22%, 01/28/31(a)(e)	625	511,614
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.500%), 4.52%, 01/28/31(a)(e)	1,000	749,098
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.000%), 2.80%, 07/28/28(a)(e)	5,000	4,864,685

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.600%), 3.40%, 07/28/28(a)(e)	$1,000	$867,917
Series 2016-8A, Class CR, (3 mo. LIBOR US + 2.100%), 3.90%, 07/28/28(a)(e)	1,000	823,801
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.000%), 4.80%, 07/28/28(a)(e)	750	570,070
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.750%), 7.55%, 07/28/28(a)(e)	2,060	1,362,646
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 4.00%, 10/13/30(a)(e)	500	409,296
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.800%), 8.65%, 10/13/30(a)(e)	1,000	653,401
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 2.91%, 04/15/31(a)(e)	1,387	1,246,951
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 2.83%, 04/20/31(a)(e)	1,000	926,964
Apidos CLO XXI:
Series 2015-21A, Class A1R, (3 mo. LIBOR US + 0.930%), 2.75%, 07/18/27(a)(e)	3,000	2,815,876
Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.200%), 7.02%, 07/18/27(a)(e)	500	262,681
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.250%), 7.04%, 07/25/30(a)(e)	500	253,470
ARES XLIII CLO Ltd., Series 2017-43A, Class E, (3 mo. LIBOR US + 6.470%), 8.30%, 10/15/29(a)(e)	750	468,695
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 3.00%, 10/15/30(a)(e)	600	561,729
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.480%), 1.43%, 05/25/35(e)	63	49,364
Assurant CLO III Ltd., Series 2018-2A, Class C, (3 mo. LIBOR US + 2.250%), 4.07%, 10/20/31(a)(e)	500	406,779
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 2.85%, 05/28/30(a)(e)	1,825	1,721,207
Atrium XII, Series 12A, Class AR, (3 mo. LIBOR US + 0.830%), 2.63%, 04/22/27(a)(e)	1,000	979,682
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.050%), 2.79%, 08/05/27(a)(e)	1,500	1,327,945
Babson CLO Ltd., Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 3.01%, 10/20/30(a)(e)	1,000	936,338
Bain Capital Credit CLO Ltd.:
Series 2016-2A, Class AR, (3 mo. LIBOR US + 1.140%), 2.97%, 01/15/29(a)(e)	3,400	3,283,716
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.080%), 2.90%, 07/19/31(a)(e)	1,000	929,966
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)	5,740	3,496,111
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.950%), 2.77%, 07/20/29(a)(e)	1,000	956,291
Battalion CLO VII Ltd.:
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.040%), 2.88%, 07/17/28(a)(e)	1,750	1,700,282
Series 2014-7A, Class BRR, (3 mo. LIBOR US + 2.500%), 4.34%, 07/17/28(a)(e)	750	619,291

Security	Par (000)	Value
Battalion CLO X Ltd., Series 2016-10A, Class DR, (3 mo. LIBOR US + 6.650%), 8.45%, 01/24/29(a)(e)	$500	$334,080
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.980%), 7.78%, 10/24/29(a)(e)	1,000	634,679
Bayview Financial Revolving Asset Trust:
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 1.94%, 02/28/40(a)(e)	5,857	5,246,558
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 1.94%, 12/28/40(a)(e)	3,350	2,916,155
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.930%), 1.87%, 12/28/40(a)(e)	2,931	2,385,593
BDS Ltd., Series 2019-FL3, Class A, (1 mo. LIBOR US + 1.400%), 2.20%, 12/15/35(a)(e)	6,205	5,718,318
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 1.27%, 03/25/37(e)	801	454,335
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 1.09%, 03/25/37(e)	116	112,455
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 1.30%, 04/25/37(e)	309	207,959
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 2.15%, 01/25/36(e)	58	56,698
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (3 mo. LIBOR US + 1.250%), 3.07%, 01/20/29(a)(e)	500	481,532
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.090%), 2.91%, 04/20/31(a)(e)	1,000	927,889
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 2.92%, 01/20/31(a)(e)	900	838,212
Black Diamond CLO Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.99%, 10/17/26(a)(e)	73	72,928
BlueMountain CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 2.98%, 10/22/30(a)(e)	2,200	2,065,938
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 7.30%, 04/13/27(a)(e)	250	192,288
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (1 mo. LIBOR US + 1.050%), 1.76%, 03/15/28(a)(e)	1,115	1,047,777
Burnham Park CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.97%, 10/20/29(a)(e)	4,000	3,733,810
California Street CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 2.86%, 10/15/25(a)(e)	383	378,621
Carlyle Global Market Strategies CLO Ltd.:
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 2.81%, 04/17/31(a)(e)	1,515	1,392,175
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.40%, 07/28/28(a)(e)	1,000	867,809
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 10.32%, 07/20/32(a)(e)	76	55,442
Carrington Mortgage Loan Trust:

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.250%), 1.20%, 10/25/36(e)	$2,019	$1,525,574
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 1.19%, 08/25/36(e)	630	372,677
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 1.11%, 10/25/36(e)	72	63,281
Series 2007-FRE1, Class A3, (1 mo. LIBOR US + 0.260%), 1.21%, 02/25/37(e)	2,200	1,791,643
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 3.07%, 07/20/30(a)(e)	1,500	1,417,341
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 3.07%, 10/17/29(a)(e)	2,500	2,373,965
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 3.54%, 10/17/29(a)(e)	500	442,564
Series 2018-6A, Class B1R, (3 mo. LIBOR US + 2.100%), 3.93%, 01/15/31(a)(e)	1,000	850,737
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.980%), 2.80%, 04/20/31(a)(e)	500	463,727
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.100%), 2.94%, 07/17/31(a)(e)	1,750	1,624,100
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.090%), 2.91%, 10/20/28(a)(e)	500	479,509
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 3.09%, 10/17/30(a)(e)	1,000	942,113
Cent CLO Ltd.:
Series 2015-24A, Class A1R, (3 mo. LIBOR US + 1.070%), 2.90%, 10/15/26(a)(e)	2,000	1,932,519
Series C17A, Class A1AR, (3 mo. LIBOR US + 1.030%), 2.80%, 04/30/31(a)(e)	2,000	1,849,521
CIFC Funding Ltd.:
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 1.210%), 3.04%, 10/18/30(a)(e)	1,350	1,268,255
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 2.82%, 04/18/31(a)(e)	710	655,024
Citigroup Mortgage Loan Trust:
Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 1.27%, 11/25/36(e)	290	203,608
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 1.22%, 05/25/37(e)	16	11,482
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.470%), 1.42%, 03/25/37(e)	5,000	3,700,358
Series 2007-WFH4, Class M3A, (1 mo. LIBOR US + 2.500%), 3.45%, 07/25/37(e)	1,000	850,541
Clear Creek CLO:
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.950%), 4.77%, 10/20/30(a)(e)	330	233,732
Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.300%), 8.12%, 10/20/30(a)(e)	1,000	586,571
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28(c)	60	56,023
Series 1998-4, Class M1, 6.83%, 04/01/30(c)	1,190	1,048,826

Security	Par (000)	Value
Series 1998-8, Class M1, 6.98%, 09/01/30(c)	$1,069	$883,427
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(c)	2,399	876,650
Series 2000-4, Class A6, 8.31%, 05/01/32(c)	2,419	907,445
Countrywide Asset-Backed Certificates:
Series 2005-16, Class 1AF, 4.65%, 04/25/36(c)	1,731	1,540,962
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 1.11%, 09/25/46(e)	11	10,314
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 0.98%, 03/15/34(e)	37	33,445
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A, 3.33%, 02/15/28(a)	3,950	3,920,445
Credit Suisse Commercial Mortgage Trust, Series 2018-RPL8, Class A1, 4.13%, 07/25/58(a)(c)	3,852	3,539,252
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.31%, 12/25/36(d)	21	17,306
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(d)	2,900	2,733,123
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.440%), 1.39%, 09/25/36(a)(e)	6,231	678,727
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 1.01%, 12/15/33(a)(e)	33	31,128
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 0.90%, 05/15/35(a)(b)(e)	10	9,238
CWHEQ Revolving Home Equity Loan Trust:
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 0.89%, 05/15/36(e)	2,473	2,213,033
Series 2006-G, Class 2A, (1 mo. LIBOR US + 0.150%), 0.86%, 10/15/36(e)	298	265,466
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.00%, 10/20/30(a)(e)	1,000	936,665
Dorchester Park CLO DAC:
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.450%), 3.27%, 04/20/28(a)(e)	1,500	1,303,957
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.750%), 3.57%, 04/20/28(a)(e)	500	412,904
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 2.95%, 01/15/31(a)(e)	2,000	1,861,351
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 2.73%, 10/15/27(a)(e)	246	231,141
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.89%, 08/15/30(a)(e)	1,247	1,175,887
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)(c)	2,163	2,232,692
Elm CLO Ltd., Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.170%), 3.01%, 01/17/29(a)(e)	5,000	4,798,142
First Franklin Mortgage Loan Trust:

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 1.09%, 12/25/36(e)	$613	$320,706
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 1.10%, 12/25/36(e)	2,867	2,318,224
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.09%, 02/25/37(e)	2,543	1,714,776
Galaxy XXIII CLO Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.280%), 3.08%, 04/24/29(a)(e)	4,000	3,835,060
Galaxy XXIX CLO Ltd., Series 2018-29A, Class C, (3 mo. LIBOR US + 1.680%), 3.37%, 11/15/26(a)(e)	2,150	1,778,957
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 1.45%, 12/25/35(e)	16	15,956
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR US + 0.315%), 1.26%, 11/25/36(e)	167	180,854
GoldenTree Loan Opportunities IX Ltd.:
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.110%), 2.89%, 10/29/29(a)(e)	500	474,436
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.660%), 7.44%, 10/29/29(a)(e)	750	490,526
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.350%), 1.30%, 12/25/35(e)	283	95,783
Series 2006-4, Class 1A1, 3.62%, 03/25/36(c)	1,109	769,958
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)	28	7,535
GSAMP Trust:
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 1.15%, 01/25/47(e)	14	7,311
Series 2007-HS1, Class M5, (1 mo. LIBOR US + 2.250%), 3.20%, 02/25/47(e)	3,566	3,164,151
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 2.250%), 3.20%, 02/25/47(e)	3,000	2,109,095
Halcyon Loan Advisors Funding Ltd.:
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.700%), 3.50%, 10/22/25(a)(e)	1,600	1,407,044
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.080%), 2.87%, 07/25/27(a)(e)	189	183,349
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.150%), 6.97%, 07/18/31(a)(e)	1,120	616,355
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 2.97%, 07/25/34(e)	29	25,327
HPS Loan Management Ltd.:
Series 10A-16, Class A1R, (3 mo. LIBOR US + 1.140%), 2.96%, 01/20/28(a)(e)	5,000	4,754,647
Series 10A-16, Class C, (3 mo. LIBOR US + 3.650%), 5.47%, 01/20/28(a)(e)	500	377,145
ICG U.S. CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.96%, 10/19/28(a)(e)	1,150	1,108,470
Invitation Homes Trust:
Series 2018-SFR2, Class E, (1 mo. LIBOR US + 2.000%), 2.71%, 06/17/37(a)(e)	2,000	1,577,563
Series 2018-SFR2, Class F, (1 mo. LIBOR US + 2.250%), 2.96%, 06/17/37(a)(e)	929	713,442

Security	Par (000)	Value
Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.000%), 2.80%, 07/17/37(a)(e)	$2,545	$2,056,565
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.800%), 1.75%, 07/25/36(e)	3,498	2,580,172
Kayne CLO II Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.240%), 3.07%, 10/15/31(a)(e)	1,000	878,281
KKR CLO Ltd., Series 23, Class E, (3 mo. LIBOR US + 6.000%), 7.82%, 10/20/31(a)(e)	500	270,246
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 2.89%, 01/20/31(a)(e)	2,000	1,865,483
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.880%), 2.70%, 04/20/28(a)(e)	500	479,674
Legacy Mortgage Asset Trust:
Series 2018-SL1, Class A, 4.00%, 02/25/58(a)(c)	2,539	2,535,766
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(b)(c)	3,071	3,094,382
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(b)	654	49,158
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(b)(c)	600	462,000
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	943	772,922
Lendmark Funding Trust:
Series 2018-2A, Class A, 4.23%, 04/20/27(a)	3,000	2,807,222
Series 2019-2A, Class A, 2.78%, 04/20/28(a)	3,720	3,236,247
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.130%), 1.84%, 05/15/28(a)(e)	2,390	2,248,002
Long Beach Mortgage Loan Trust:
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.180%), 1.13%, 03/25/46(e)	980	684,826
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.10%, 06/25/36(e)	3,910	1,913,710
Series 2006-7, Class 1A, (1 mo. LIBOR US + 0.155%), 1.10%, 08/25/36(e)	4,985	2,743,214
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 08/25/36(e)	7,167	3,227,201
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.240%), 1.19%, 08/25/36(e)	1,654	761,779
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.06%, 10/25/36(e)	7,213	2,592,521
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 10/25/36(e)	2,406	879,736
Series 2006-WL3, Class 2A4, (1 mo. LIBOR US + 0.300%), 1.25%, 01/25/36(e)	4,976	4,042,607
Madison Park Funding X Ltd.:
Series 2012-10A, Class CR2, (3 mo. LIBOR US + 2.350%), 4.17%, 01/20/29(a)(e)	1,000	822,650
Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.400%), 8.22%, 01/20/29(a)(e)	500	347,488
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.950%), 2.77%, 04/19/30(a)(e)	940	805,667

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.920%), 1.79%, 01/22/28(a)(b)(e)	$330	$330,000
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 5.24%, 01/27/26(a)(e)	1,000	800,035
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 3.01%, 10/21/30(a)(e)	1,750	1,644,133
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 2.98%, 07/29/30(a)(e)	1,500	1,409,137
Madison Park Funding XXX Ltd.:
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.950%), 6.78%, 04/15/29(a)(e)	1,000	619,714
Series 2018-30X, Class E, (3 mo. LIBOR US + 0.000%), 6.95%, 04/15/29(e)	250	154,929
Mariner Finance Issuance Trust, Series 2019-AA, Class A, 2.96%, 07/20/32(a)	5,000	4,213,643
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 1.21%, 06/25/36(a)(e)	401	329,895
Series 2006-WMC2, Class A4, (1 mo. LIBOR US + 0.150%), 1.10%, 04/25/36(e)	4,001	1,389,534
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 1.23%, 05/25/37(e)	83	56,456
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 1.21%, 06/25/46(a)(e)	27	23,948
MERIT Securities Corp., Series 13, Class M2, 7.33%, 12/28/33(d)	1,432	1,135,142
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 1.19%, 05/25/37(e)	2,289	1,458,436
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 1.21%, 08/25/37(e)	1,713	612,724
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.970%), 2.79%, 04/21/31(a)(e)	1,250	1,163,268
Mill City Solar Loan Ltd.:
Series 2019-1A, Class A, 4.34%, 03/20/43(a)	2,070	1,999,027
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)	3,537	3,343,717
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A2D, (1 mo. LIBOR US + 0.220%), 1.17%, 11/25/36(e)	6,695	3,415,036
Mosaic Solar Loan Trust:
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)	2,102	2,119,086
Series 2019-1A, Class A, 4.37%, 12/21/43(a)	3,390	3,353,571
Series 2019-2A, Class A, 2.88%, 09/20/40(a)	622	599,211
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.600%), 3.42%, 07/20/24(a)(e)	769	761,679
MP CLO VII Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.080%), 2.90%, 10/18/28(a)(e)	1,150	1,103,118
Navient Private Education Refi Loan Trust:
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a)	2,000	2,089,347
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)	5,000	4,478,158

Security	Par (000)	Value
Series 2020-CA, Class A2B, (1 mo. LIBOR US + 1.600%), 2.65%, 11/15/68(a)(e)	$4,100	$3,513,583
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)	2,590	2,706,831
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.800%), 2.63%, 01/15/28(a)(e)	525	494,246
Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.400%), 4.23%, 01/15/28(a)(e)	1,000	756,646
Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.000%), 6.83%, 01/15/28(a)(e)	750	490,760
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 2.99%, 10/18/30(a)(e)	1,050	986,430
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 1.35%, 10/25/36(a)(e)	543	478,232
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/19(c)	38	24,954
Series 2002-A, Class M1, 7.76%, 03/15/32(c)	2,163	1,909,514
Series 2002-C, Class M1, 6.89%, 11/15/32(c)	2,453	1,918,824
OCP CLO Ltd.:
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.120%), 2.94%, 10/18/28(a)(e)	2,915	2,737,021
Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.000%), 4.82%, 10/18/28(a)(e)	1,000	753,016
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 2.80%, 04/16/31(a)(e)	2,000	1,848,242
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.200%), 8.02%, 03/17/30(a)(e)	540	335,901
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 3.01%, 01/20/31(a)(e)	1,000	931,774
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 2.79%, 01/25/31(a)(e)	750	696,153
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.850%), 3.68%, 07/15/27(a)(e)	1,000	825,397
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 2.96%, 03/20/25(a)(e)	1,050	951,184
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.300%), 5.12%, 10/20/25(a)(e)	750	603,819
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.150%), 8.97%, 01/21/30(a)(e)	1,000	683,283
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.040%), 2.72%, 05/23/31(a)(e)	770	713,763
OneMain Financial Issuance Trust:
Series 2016-1A, Class B, 4.57%, 02/20/29(a)	3,500	3,450,679
Series 2019-1A, Class B, 3.79%, 02/14/31(a)	2,000	1,804,949
Series 2019-2A, Class A, 3.14%, 10/14/36(a)	4,770	3,854,085
Option One Mortgage Loan Trust:
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(d)	4,404	3,788,358

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(d)	$3,728	$3,233,508
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1 mo. LIBOR US + 1.200%), 1.91%, 10/15/37(a)(b)(e)	3,439	3,353,018
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.700%), 4.50%, 01/22/29(a)(e)	1,070	880,566
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.05%, 10/22/30(a)(e)	500	468,221
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.50%, 10/22/30(a)(e)	500	430,616
OZLM Funding Ltd., Series 2012-1A, Class A1R2, (3 mo. LIBOR US + 1.230%), 3.03%, 07/22/29(a)(e)	500	477,191
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.200%), 4.04%, 10/17/29(a)(e)	500	410,285
OZLM XIV Ltd.:
Series 2015-14A, Class A1AR, (3 mo. LIBOR US + 1.160%), 2.99%, 01/15/29(a)(e)	1,500	1,439,319
Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.700%), 3.53%, 01/15/29(a)(e)	4,000	3,682,476
Series 2015-14A, Class B1R, (3 mo. LIBOR US + 2.100%), 3.93%, 01/15/29(a)(e)	1,500	1,233,428
Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.000%), 4.83%, 01/15/29(a)(e)	1,000	746,914
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.800%), 7.62%, 04/20/31(a)(e)	1,000	544,709
Palmer Square CLO Ltd.:
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 2.97%, 01/17/31(a)(e)	1,000	942,091
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.650%), 4.49%, 01/17/31(a)(e)	400	279,757
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.750%), 4.57%, 07/20/30(a)(e)	750	524,792
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.750%), 7.57%, 07/20/30(a)(e)	500	292,234
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.600%), 7.44%, 07/16/31(a)(e)	500	282,320
Palmer Square Loan Funding Ltd.:
Series 2018-4A, Class A1, (3 mo. LIBOR US + 0.900%), 2.59%, 11/15/26(a)(e)	163	158,094
Series 2018-4A, Class B, (3 mo. LIBOR US + 1.900%), 3.59%, 11/15/26(a)(e)	1,000	825,149
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 2.67%, 07/20/27(a)(e)	849	822,648
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 3.57%, 07/20/27(a)(e)	1,000	827,661
Park Avenue Institutional Advisers CLO Ltd.:
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.850%), 7.53%, 08/23/31(a)(e)	1,500	805,952
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.220%), 7.92%, 11/14/29(a)(e)	2,250	1,452,244
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1 mo. LIBOR US + 0.360%), 1.31%, 05/25/36(e)	7,000	5,753,082
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL2, Class A1, 3.84%, 12/25/58(a)(d)	2,334	2,023,371
Progress Residential Trust:

Security	Par (000)	Value
Series 2017-SFR1, Class A, 2.77%, 08/17/34(a)	$1,434	$1,415,400
Series 2018-SFR3, Class E, 4.87%, 10/17/35(a)	5,000	4,694,619
Series 2019-SFR3, Class E, 3.37%, 09/17/36(a)	3,000	2,594,132
Series 2019-SFR3, Class F, 3.87%, 09/17/36(a)	1,000	811,869
Series 2019-SFR4, Class E, 3.44%, 10/17/36(a)	3,000	2,595,036
Series 2019-SFR4, Class F, 3.68%, 10/17/36(a)	2,500	2,005,541
Regatta VI Funding Ltd.:
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.080%), 2.90%, 07/20/28(a)(e)	350	328,383
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.700%), 4.52%, 07/20/28(a)(e)	250	187,262
Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.000%), 6.82%, 07/20/28(a)(e)	500	310,683
Regional Management Issuance Trust, Series 2019-1, Class A, 3.05%, 11/15/28(a)	3,960	3,401,154
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35(d)	2,472	2,492,175
Republic FInance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(a)	4,050	3,531,084
Riserva CLO Ltd., Series 2016-3A, Class AR, (3 mo. LIBOR US + 1.140%), 2.96%, 10/18/28(a)(e)	1,100	1,059,222
Rockford Tower CLO Ltd.:
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.030%), 2.86%, 04/15/29(a)(e)	1,500	1,426,894
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.650%), 4.48%, 04/15/29(a)(e)	1,000	731,546
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.400%), 7.23%, 04/15/29(a)(e)	2,350	1,481,421
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.500%), 2.75%, 10/15/29(a)(e)	1,250	1,131,250
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.900%), 3.15%, 10/15/29(a)(e)	1,000	865,933
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.850%), 4.10%, 10/15/29(a)(e)	1,000	761,756
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.250%), 7.50%, 10/15/29(a)(e)	1,000	586,626
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 3.01%, 10/20/30(a)(e)	2,144	2,002,095
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.750%), 7.57%, 10/20/30(a)(e)	2,250	1,249,383
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.000%), 7.82%, 10/20/31(a)(e)	1,000	551,920
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 2.85%, 04/20/31(a)(e)	1,250	1,143,561
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 2.92%, 01/15/30(a)(e)	1,000	932,444
Seneca Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 5.34%, 07/17/26(a)(e)	250	201,259
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)	2,139	2,009,419
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.120%), 2.95%, 07/15/30(a)(e)	1,000	938,778
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 3.06%, 07/20/30(a)(e)	1,500	1,438,794

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
SLM Private Credit Student Loan Trust:
Series 2005-A, Class A4, (3 mo. LIBOR US + 0.310%), 1.05%, 12/15/38(e)	$2,240	$2,138,893
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.330%), 1.07%, 06/15/39(e)	1,743	1,663,532
Series 2005-B, Class B, (3 mo. LIBOR US + 0.400%), 1.14%, 06/15/39(e)	2,107	2,074,574
Series 2005-B, Class C, (3 mo. LIBOR US + 0.700%), 1.44%, 06/15/39(e)	70	69,760
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.200%), 0.94%, 12/15/39(e)	2,985	2,839,909
SLM Private Education Loan Trust:
Series 2010-C, Class A5, (1 mo. LIBOR US + 4.750%), 5.46%, 10/15/41(a)(e)	3,490	3,754,414
Series 2014-A, Class B, 3.50%, 11/15/44(a)	2,405	2,436,469
SMB Private Education Loan Trust:
Series 2015-C, Class B, 3.50%, 09/15/43(a)	2,365	2,450,681
Series 2016-B, Class A2A, 2.43%, 02/17/32(a)	2,891	2,910,366
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.900%), 1.61%, 09/15/34(a)(e)	3,655	3,578,069
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)	1,787	1,769,248
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 1.46%, 10/15/35(a)(e)	2,934	2,780,226
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.800%), 1.51%, 02/15/36(a)(e)	5,100	4,918,698
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)	5,000	4,725,161
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)	1,160	1,194,985
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, (3 mo. LIBOR US + 1.150%), 2.96%, 01/23/29(a)(e)	3,250	3,128,223
Sound Point CLO XV Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.96%, 01/23/29(a)(e)	3,925	3,755,025
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 1.74%, 01/25/35(e)	134	107,016
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 05/27/36(a)	6,298	5,901,543
Springleaf Funding Trust, Series 2016-AA, Class B, 3.80%, 11/15/29(a)	3,500	3,388,072
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 3.08%, 01/15/30(a)(e)	250	234,445
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL1, Class A3, (1 mo. LIBOR US + 0.300%), 1.25%, 01/25/37(a)(e)	1,600	924,103
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)	2,318	1,760,213
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.880%), 2.71%, 04/15/28(a)(e)	1,000	940,702
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 2.89%, 11/18/30(a)(e)	1,000	937,413
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.400%), 5.22%, 10/20/26(a)(e)	1,000	800,084

Security	Par (000)	Value
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.050%), 2.88%, 07/15/28(a)(e)	$2,000	$1,876,723
TICP CLO VI Ltd.:
Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.200%), 3.03%, 01/15/29(a)(e)	4,000	3,853,934
Series 2016-6A, Class ER, (3 mo. LIBOR US + 6.400%), 8.23%, 01/15/29(a)(e)	500	324,776
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.050%), 8.56%, 04/15/33(a)(e)	600	373,453
Towd Point Mortgage Trust:
Series 2019-HY2, Class A1, (1 mo. LIBOR US + 1.000%), 1.95%, 05/25/58(a)(e)	3,559	3,479,849
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(a)(c)	5,000	4,969,825
Trestles CLO Ltd., Series 2017-1A, Class A1A, (3 mo. LIBOR US + 1.290%), 3.08%, 07/25/29(a)(e)	350	334,595
Tricon American Homes Trust:
Series 2017-SFR2, Class F, 5.10%, 01/17/36(a)	4,000	3,376,980
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)	2,000	1,773,994
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)	2,000	1,632,568
Trinitas CLO II Ltd., Series 2014-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 3.01%, 07/15/26(a)(e)	305	302,904
Venture XXIV CLO Ltd., Series 2016-24A, Class AR, (3 mo. LIBOR US + 1.180%), 3.00%, 10/20/28(a)(e)	1,000	965,419
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 6.07%, 01/20/29(a)(e)	500	391,189
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(a)(d)	3,594	3,181,646
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.270%), 3.09%, 09/15/30(a)(e)	1,000	940,891
Voya CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.970%), 2.76%, 04/25/31(a)(e)	1,000	919,599
Series 2014-3A, Class A1R, (3 mo. LIBOR US + 0.720%), 2.51%, 07/25/26(a)(e)	414	408,053
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.970%), 2.78%, 07/23/27(a)(e)	1,000	938,599
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 2.96%, 10/15/30(a)(e)	1,000	938,447
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.13%, 09/25/36(e)	267	104,774
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 1.10%, 10/25/36(e)	99	70,173
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.20%, 04/25/37(e)	891	385,120
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 1.31%, 04/25/37(e)	96	42,694
Wellfleet CLO Ltd.:

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.97%, 04/20/29(a)(e)	$1,500	$1,431,658
Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.150%), 2.99%, 01/17/31(a)(e)	1,525	1,419,779
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.250%), 5.07%, 07/20/28(a)(e)	500	385,215
York CLO-2 Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.95%, 01/22/31(a)(e)	1,220	1,145,319
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.650%), 7.45%, 01/22/31(a)(e)	1,000	538,778
York CLO-3 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.250%), 3.07%, 10/20/29(a)(e)	1,000	951,197

Total Asset-Backed Securities — 49.9% (Cost: $583,801,791)		517,172,213

Corporate Bonds — 0.0%

Banks — 0.0%
Washington Mutual Escrow Bonds:
0.00%(b)(f)(g)(h)	250	—
0.00%(b)(f)(g)(h)	500	—

		—

Insurance — 0.0%
Ambac Assurance Corp., 5.10%, 06/07/20(a)	58	79,685
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 6.45%, 02/12/23(a)(e)	217	206,282

		285,967

Total Corporate Bonds — 0.0% (Cost: $282,030)		285,967

Floating Rate Loan Interests(b)(e) — 1.6%

Banks — 0.2%
Goldman Sachs Bank USA:
Term Loan B (MFA), (3 mo. LIBOR US + 1.75%, 0.25% Floor), 2.85%, 09/17/20	1,273	1,270,105
Term Loan B (MFA), (3 mo. LIBOR US + 1.75%, 0.25% Floor), 2.70%, 09/17/20	936	933,871

		2,203,976

Capital Markets — 0.3%
LSTAR Securities Financing Vehicle LLC, Loan, (1 mo. LIBOR US + 2.000%, 0.00% Floor), 3.58%, 05/02/22	3,109	3,108,708

Diversified Financial Services — 0.6%
Goldman Sachs Lending Partners LLC:
Term Loan A (MFA), (3 mo. LIBOR US + 1.90%, 0.25% Floor), 2.70%, 08/26/20	902	899,652
Term Loan A (MFA), (3 mo. LIBOR US + 1.90%, 0.25% Floor), 2.85%, 08/26/20	61	60,841
Pretium Mortgage Credit Partners I LP, Term Loan B1, (1 mo. LIBOR US + 2.250%, 0.00% Floor), 3.20%, 10/21/20	895	892,516
RNTR-1 LLC (AKA Seer Sylvan), Initial Term Loan, (1 mo. LIBOR US + 2.375%, 0.25% Floor), 3.08%, 12/20/21	3,990	3,980,456

		5,833,465

Thrifts & Mortgage Finance — 0.5%
Caliber Home Loans, Inc.:
Term Loan, (1 mo. LIBOR US + 3.250%, 0.00% Floor), 4.91%, 04/24/21	1,593	1,588,867
Term Loan, (1 mo. LIBOR US + 3.250%, 0.00% Floor), 4.66%, 04/24/21	1,280	1,276,679

Security	Par (000)	Value

Thrifts & Mortgage Finance (Continued)
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan, (1 mo. LIBOR US + 3.375%, 0.00% Floor), 4.98%, 08/27/20	$2,150	$2,156,659

		5,022,205

Total Floating Rate Loan Interests — 1.6% (Cost: $16,189,442)		16,168,354

Non-Agency Mortgage-Backed Securities — 42.9%

Collateralized Mortgage Obligations — 11.5%
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 1.16%, 10/25/46(e)	129	75,347
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 2.89%, 11/25/46(e)	1,080	425,485
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 2.67%, 02/25/47(e)	40	17,341
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.63%, 03/25/49(a)(c)	3,348	3,371,229
APS Resecuritization Trust:
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 3.80%, 09/27/46(a)(e)	427	406,903
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 3.55%, 04/27/47(a)(e)	81	78,320
ARI Investments LLC, Series 2017-1, Class A, 5.13%, 01/06/25(b)(c)	584	584,495
Banc of America Alternative Loan Trust, Series 2006-4, Class 3CB1, (1 mo. LIBOR US + 0.800%), 1.75%, 05/25/46(e)	925	625,799
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)	353	66,648
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)	460	428,109
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37	2,093	1,847,631
BCAP LLC Trust, Series 2011-RR4, Class 3A6, 3.89%, 07/26/36(a)(c)	2,663	2,337,655
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(d)	220	175,075
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 1.23%, 08/25/36(e)	1,313	1,238,471
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 1.12%, 03/25/37(e)	407	344,776
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.16%, 06/25/37(e)	36	31,635
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	11,660	7,538,869
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37	3,176	2,620,220
Series 2008-2, Class 1A1, 6.50%, 06/25/38	488	391,971
Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)	3,877	3,928,521
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A5, 6.00%, 03/25/37	3,021	2,759,313
Countrywide Alternative Loan Trust:
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 1.30%, 06/25/35(e)	1,561	1,078,253

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.640%), 1.41%, 11/20/35(e)	$712	$570,089
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.600%), 1.55%, 01/25/36(e)	524	424,087
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 2.97%, 02/25/36(e)	689	561,891
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	926	650,675
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 1.18%, 11/25/36(e)	160	102,918
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.20%, 07/25/46(e)	2,201	1,686,620
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	1,529	959,991
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	224	109,579
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 2.81%, 03/25/47(e)	315	225,157
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.400%), 2.35%, 08/25/35(e)	1,378	1,030,628
Series 2007-15, Class 2A2, 6.50%, 09/25/37	808	488,166
Series 2007-HYB1, Class 3A1, 3.41%, 03/25/37(c)	3,211	2,570,430
Credit Suisse Commercial Mortgage Trust:
Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)	2,231	1,613,997
Series 2009-5R, Class 4A4, 4.01%, 06/25/36(a)(c)	1,631	1,288,293
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)	39	19,941
Series 2013-6, Class 2A3, 3.50%, 08/25/43(a)(c)	2,489	2,449,328
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 1.75%, 08/27/36(a)(e)	158	141,811
Series 2019-JR1, Class A1, 4.10%, 09/27/66(a)(c)	3,808	3,774,126
Series 2019-RPL4, Class A1, 3.55%, 08/26/58(a)	3,740	3,885,140
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)	26	22,184
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 3.97%, 03/25/36(e)	30	25,925
GS Mortgage Securities Corp. Trust,
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)	4,396	4,409,828
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 1.30%, 03/25/35(a)(e)	83	69,293
Series 2005-RP3, Class 2A1, 4.02%, 09/25/35(a)(c)	4,987	4,325,036
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 1.30%, 01/25/36(a)(e)	65	49,292

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2006-RP2, Class 2A1, 4.28%, 04/25/36(a)(c)	$3,498	$2,941,751
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 3.81%, 04/25/36(c)	2,548	1,938,984
IndyMac Index Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.61%, 09/25/37(c)	320	200,712
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.38%, 05/25/36(d)	4,318	3,624,924
JPMorgan Mortgage Trust, Series 2005-A4, Class B1, 4.30%, 07/25/35(c)	468	398,256
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 2.10%, 12/25/37(e)	50	40,668
LHOME Mortgage Trust, Series 2019-RTL2, Class A1, 3.84%, 03/25/24(a)	6,000	5,504,690
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, (1 mo. LIBOR US + 1.500%), 2.49%, 04/01/24(a)(e)	4,170	3,651,419
LSTAR Securities Investment Trust, Series 2019-1, Class A1, (1 mo. LIBOR US + 1.700%), 2.69%, 03/01/24(a)(e)	2,977	2,932,969
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.36%, 05/25/36(a)(c)	1,620	1,407,511
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)	1,490	1,324,239
MCM Trust:
Series 2018-NPL1, Class A, 4.00%, 05/28/58(a)	505	507,512
Series 2018-NPL1, Class B, 0.00%, 05/28/58(a)(b)	1,733	244,130
Series 2018-NPL2, Class A, 4.00%, 10/25/28(a)(b)(d)	1,362	1,373,501
Series 2018-NPL2, Class B, 0.00%, 10/25/28(a)(b)	2,574	824,936
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.92%, 04/16/36(a)(e)	358	288,960
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)	3,248	3,286,056
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 1.37%, 06/25/37(e)	912	671,761
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)	3,328	3,322,378
RCO V Mortgage LLC, Series 2019-1, Class A1, 3.72%, 05/24/24(a)(d)	4,353	4,139,312
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 1.29%, 06/25/35(a)(e)	131	116,404
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 1.35%, 09/25/35(a)(e)	933	793,950
Residential Accredit Loans Trust, Series 2006-QO10, Class A1, (1 mo. LIBOR US + 0.160%), 1.11%, 01/25/37(e)	3,247	2,692,789
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.16%, 05/25/46(e)	51	39,960
Structured Asset Securities Corp.:
Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.350%), 1.30%, 06/25/35(a)(e)	1,169	944,713

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2005-RF5, Class 2A, 4.06%, 07/25/35(a)(c)	$3,240	$2,826,132
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.320%), 1.27%, 04/25/37(e)	95	93,295
Toorak Mortgage Corp. Ltd., Series 2019-2, Class A1, 3.72%, 09/25/22(d)	5,000	4,466,114
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Franciso + 1.250%), 2.23%, 05/25/47(e)	3,547	2,912,666
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 1.48%, 01/25/45(e)	1,268	697,252
Series 2006-4, Class 1A1, 6.00%, 04/25/36	353	318,673
Series 2006-4, Class 3A1, 6.50%, 05/25/36(d)	165	138,530
Series 2006-AR1, Class A1A, (1 mo. LIBOR US + 0.250%), 1.20%, 02/25/36(e)	1,901	1,390,902
Series 2007-HY1, Class A2A, (1 mo. LIBOR US + 0.160%), 1.11%, 02/25/37(e)	982	720,934
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.750%), 2.72%, 06/25/47(e)	769	623,921

		119,227,395

Commercial Mortgage-Backed Securities — 28.1%
245 Park Avenue Trust:
Series 2017-245P, Class A, 3.51%, 06/05/37(a)	5,000	5,209,619
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(c)	369	276,501
280 Park Avenue Mortgage Trust:
Series 2017-280P, Class A, (1 mo. LIBOR US + 0.880%), 1.59%, 09/15/34(a)(e)	5,000	4,687,148
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 2.82%, 09/15/34(a)(e)	1,705	1,440,476
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(a)	500	499,755
AOA Mortgage Trust, Series 2015-1177, Class D, 3.01%, 12/13/29(a)(c)	1,849	1,783,658
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.100%), 2.81%, 04/15/35(a)(e)	836	696,546
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1 mo. LIBOR US + 1.050%), 1.76%, 09/15/32(a)(e)	2,000	1,639,088
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.60%, 04/14/33(a)(c)	1,294	946,381
Series 2016-ISQ, Class E, 3.61%, 08/14/34(a)(c)	200	135,970
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.900%), 1.61%, 11/15/32(a)(e)	2,470	2,266,225
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 2.71%, 11/15/32(a)(e)	1,090	869,319
Bancorp Commercial Mortgage Trust:
Series 2018-CR3, Class A, (1 mo. LIBOR US + 0.850%), 1.56%, 01/15/33(a)(e)	114	107,058
Series 2018-CRE4, Class A, (1 mo. LIBOR US + 0.900%), 1.61%, 09/15/35(a)(e)	3,037	2,636,757

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BANK:
Series 2019-BN19, Class C, 4.04%, 08/15/61(c)	$895	$728,653
Series 2019-BN22, Class A4, 2.98%, 11/15/62	3,000	3,131,144
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(a)	3,014	1,816,582
Bayview Commercial Asset Trust:
Series 2006-1A, Class A1, (1 mo. LIBOR US + 0.270%), 1.22%, 04/25/36(a)(e)	4,498	3,408,221
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 1.31%, 04/25/36(a)(e)	25	19,093
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 1.22%, 07/25/37(a)(e)	55	45,686
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 1.40%, 09/25/37(a)(e)	4,348	3,216,278
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 1.95%, 10/25/37(a)(e)	1,572	1,536,609
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 2.45%, 12/25/37(a)(e)	4,500	3,685,603
BBCMS Mortgage Trust:
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(c)	1,000	651,612
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.449%), 2.15%, 03/15/37(a)(e)	1,100	896,284
BBCMS Trust:
Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)	495	484,684
Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.728%), 2.43%, 12/15/31(a)(e)	313	294,554
Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.114%), 2.82%, 12/15/31(a)(e)	566	534,830
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class B, 5.61%, 12/11/40(c)	876	873,734
Series 2005-PWR7, Class B, 5.12%, 02/11/41(c)	437	432,016
Benchmark Mortgage Trust:
Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(a)(c)	349	243,291
Series 2019-B15, Class A5, 2.93%, 12/15/72	4,747	4,914,299
Series 2019-B15, Class B, 3.56%, 12/15/72	1,921	1,740,078
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.250%), 1.96%, 07/15/35(a)(e)	4,000	3,346,341
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)	2,870	2,939,990
Series 2013-1515, Class C, 3.45%, 03/10/33(a)	250	234,653
BX Commercial Mortgage Trust:
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.300%), 3.01%, 10/15/36(a)(e)	4,777	4,011,751
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.650%), 3.36%, 10/15/36(a)(e)	5,302	4,459,390
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.000%), 2.71%, 12/15/36(a)(e)	2,332	2,005,129
BX Trust:
Series 2019-CALM, Class E, (1 mo. LIBOR US + 2.000%), 2.71%, 11/25/32(a)(e)	3,000	2,473,642
Series 2019-MMP, Class F, (1 mo. LIBOR US + 2.792%), 3.50%, 08/15/36(a)(e)	2,000	1,325,808
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	4,950	4,469,454

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BXP Trust, Series 2017-GM, Class B, 3.43%, 06/13/39(a)(c)	$265	$273,601
CAMB Commercial Mortgage Trust:
Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.750%), 2.46%, 12/15/37(a)(e)	1,000	914,301
Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.150%), 2.86%, 12/15/37(a)(e)	1,899	1,744,475
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65C, 4.12%, 05/15/52(a)(c)	1,000	781,262
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(c)	345	333,058
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.09%, 04/15/44(a)(c)	1,000	1,011,882
Series 2016-C4, Class C, 4.87%, 05/10/58(c)	130	111,166
Series 2018-TAN, Class B, 4.69%, 02/15/33(a)	1,081	1,011,847
Series 2018-TAN, Class C, 5.30%, 02/15/33(a)	1,050	977,923
CFK Trust:
Series 2019-FAX, Class D, 4.64%, 01/15/39(a)(c)	2,500	2,339,363
Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(c)	2,500	1,981,167
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 2.31%, 07/15/32(a)(e)	1,882	1,677,129
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 2.86%, 07/15/32(a)(e)	1,178	987,260
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.930%), 1.64%, 11/15/36(a)(e)	230	192,899
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 05/10/35(a)(c)	100	97,123
Series 2015-GC27, Class C, 4.42%, 02/10/48(c)	1,000	863,816
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 5.91%, 07/15/27(a)(e)	178	164,234
Series 2016-P3, Class A4, 3.33%, 04/15/49	2,635	2,700,164
Series 2016-P3, Class D, 2.80%, 04/15/49(a)(c)	259	180,196
Series 2017-P7, Class A4, 3.71%, 04/14/50	6,000	6,344,101
Series 2019-GC41, Class A5, 2.87%, 08/10/56	5,000	5,152,694
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)	3,000	2,642,959
Series 2019-SMRT, Class A, 4.15%, 01/10/36(a)	2,000	2,034,781
Series 2019-SMRT, Class D, 4.75%, 01/10/36(a)(c)	3,000	2,624,327
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	769	787,937
Series 2016-CD1, Class A3, 2.46%, 08/10/49	5,000	5,041,084
Series 2017-CD4, Class A4, 3.51%, 05/10/50(c)	3,300	3,563,498
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.73%, 06/10/44(a)(c)	416	414,403

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)	$1,000	$988,949
Series 2013-GAM, Class B, 3.42%, 02/10/28(a)(c)	1,500	1,473,098
Series 2013-WWP, Class D, 3.90%, 03/10/31(a)	110	114,655
Series 2014-CR15, Class A2, 2.93%, 02/10/47	1,604	1,601,513
Series 2014-UBS4, Class C, 4.64%, 08/10/47(c)	1,500	1,326,719
Series 2015-CR22, Class A2, 2.86%, 03/10/48	1,082	1,080,992
Series 2015-CR23, Class A4, 3.50%, 05/10/48	2,000	2,104,962
Series 2015-CR26, Class A4, 3.63%, 10/10/48	3,535	3,673,249
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)	137	102,857
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)	500	419,604
Credit Suisse Commercial Mortgage Trust,
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 1.66%, 12/15/30(a)(e)	240	202,925
CSAIL Commercial Mortgage Trust:
Series 2016-C6, Class C, 4.93%, 01/15/49(c)	10	8,571
Series 2018-C14, Class A4, 4.42%, 11/15/51(c)	4,219	4,608,408
Series 2018-CX12, Class A4, 4.22%, 08/15/51(c)	5,000	5,400,858
Series 2019-C15, Class D, 3.00%, 03/15/52(a)	93	56,777
Series 2019-C16, Class A3, 3.33%, 06/15/52	2,000	2,077,020
Series 2019-C16, Class C, 4.24%, 06/15/52(c)	2,000	1,500,127
Series 2019-C17, Class D, 2.50%, 09/15/52(a)	1,249	702,416
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.20%, 04/10/37(a)(c)	160	94,165
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)	2,670	2,635,906
Series 2017-BRBK, Class D, 3.53%, 10/10/34(a)(c)	990	809,989
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(c)	600	422,133
FREMF Mortgage Trust:
Series 2017-K64, Class B, 3.98%, 05/25/50(a)(c)	990	951,209
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(c)	2,150	2,058,402
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.900%), 1.67%, 11/21/35(a)(e)	720	668,143
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(c)	540	532,331
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(c)	4,100	4,454,737
GS Mortgage Securities Corp. Trust:
Series 2017-500K, Class A, (1 mo. LIBOR US + 0.700%), 1.41%, 07/15/32(a)(e)	1,000	938,155
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 2.51%, 07/15/32(a)(e)	337	279,221
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 3.21%, 07/15/32(a)(e)	70	57,385

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-HULA, Class D, (1 mo. LIBOR US + 1.800%), 2.51%, 07/15/25(a)(e)	$1,973	$1,413,990
Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.200%), 1.91%, 06/15/38(a)(e)	1,461	1,179,144
GS Mortgage Securities Trust:
Series 2015-GC32, Class C, 4.43%, 07/10/48(c)	1,970	1,677,319
Series 2015-GC32, Class D, 3.35%, 07/10/48	93	69,952
Series 2017-GS6, Class A3, 3.43%, 05/10/50	2,000	2,034,532
Series 2019-GSA1, Class C, 3.81%, 11/10/52(c)	5,000	3,596,801
GSCG Trust:
Series 2019-600C, Class A, 2.94%, 09/06/34(a)	5,000	4,854,791
Series 2019-600C, Class F, 4.12%, 09/06/34(a)(c)	2,000	1,554,381
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E, 3.44%, 07/10/39(a)(c)	2,000	1,792,308
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(c)	1,190	897,566
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52	1,968	2,041,982
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class C, 4.74%, 01/15/49(c)	315	269,275
Series 2015-UES, Class D, 3.74%, 09/05/32(a)(c)	811	794,444
Series 2015-UES, Class E, 3.74%, 09/05/32(a)(c)	600	581,645
Series 2016-JP2, Class A4, 2.82%, 08/15/49	779	794,134
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(c)	2,371	2,426,475
Series 2017-FL10, Class E, (1 mo. LIBOR US + 3.900%), 4.61%, 06/15/32(a)(e)	330	279,431
Series 2017-FL10, Class F, (1 mo. LIBOR US + 4.600%), 5.31%, 06/15/32(a)(e)	420	297,549
Series 2017-JP5, Class D, 4.63%, 03/15/50(a)(c)	1,240	993,692
Series 2018-PHH, Class A, (1 mo. LIBOR US + 0.910%), 1.62%, 06/15/35(a)(e)	4,845	4,289,158
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(a)	950	708,303
Series 2019-COR5, Class C, 3.75%, 06/13/52	1,030	742,492
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.800%), 2.51%, 05/15/36(a)(e)	1,159	915,586
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 1.77%, 03/25/37(a)(e)	197	183,102
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 3.33%, 11/24/31(a)(e)	119	118,044
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 6.00%, 07/12/38(c)	190	192,855
Morgan Stanley Bank of America Merrill Lynch Trust:

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-C23, Class D, 4.16%, 07/15/50(a)(c)	$849	$667,964
Series 2015-C25, Class A5, 3.64%, 10/15/48	1,455	1,511,669
Series 2015-C26, Class C, 4.40%, 10/15/48(c)	1,000	874,751
Series 2015-C26, Class D, 3.06%, 10/15/48(a)	278	202,121
Series 2016-C32, Class A4, 3.72%, 12/15/49	2,200	2,316,261
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(c)	500	493,161
Series 2014-CPT, Class F, 3.45%, 07/13/29(a)(c)	100	98,632
Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(c)	100	98,632
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c)	2,000	2,088,538
Series 2017-CLS, Class A, (1 mo. LIBOR US + 0.700%), 1.41%, 11/15/34(a)(e)	4,330	4,099,093
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 3.31%, 11/15/34(a)(e)	843	710,025
Series 2017-H1, Class C, 4.28%, 06/15/50(c)	829	692,555
Series 2017-H1, Class D, 2.55%, 06/15/50(a)	1,010	647,150
Series 2017-HR2, Class D, 2.73%, 12/15/50	160	101,077
Series 2018-H3, Class C, 4.85%, 07/15/51(c)	1,110	899,569
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)	3,000	1,959,678
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.650%), 2.36%, 07/15/35(a)(e)	1,000	742,618
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.550%), 3.26%, 07/15/35(a)(e)	335	244,806
Series 2019-AGLN, Class D, (1 mo. LIBOR US + 1.750%), 2.46%, 03/15/34(a)(e)	250	210,361
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.600%), 3.31%, 03/15/34(a)(e)	260	201,500
Series 2019-H6, Class A4, 3.42%, 06/15/52	1,155	1,219,849
Series 2019-H7, Class A4, 3.26%, 07/15/52	2,932	3,102,428
Series 2019-H7, Class C, 4.13%, 07/15/52	5,000	3,706,686
Series 2019-H7, Class D, 3.00%, 07/15/52(a)	3,000	1,793,885
Morgan Stanley Mortgage Capital Trust, Series 2017-237P, Class A, 3.40%, 09/13/39(a)	5,400	5,056,667
Natixis Commercial Mortgage Securities Trust:
Series 2017-75B, Class A, 3.86%, 04/10/37(a)	1,850	1,808,969
Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.350%), 4.01%, 06/15/35(a)(e)	598	548,514
Series 2019-10K, Class D, 4.14%, 05/15/39(a)(c)	2,000	1,798,275
Olympic Tower Mortgage Trust:
Series 2017-OT, Class A, 3.57%, 05/10/39(a)	4,200	3,427,337
Series 2017-OT, Class D, 3.95%, 05/10/39(a)(c)	1,080	860,906

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)	$498	$334,156
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)	3,442	3,430,018
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, (1 mo. LIBOR US + 0.950%), 1.94%, 06/15/33(a)(e)	3,805	3,339,348
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ, Class E, 3.59%, 09/15/39(a)(c)	2,000	1,767,792
U.S., Series 2018-USDC, Class E, 4.49%, 05/13/38(a)(c)	1,000	828,129
Velocity Commercial Capital Loan Trust:
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)	2,864	2,264,970
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)	1,126	841,900
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)	3,259	2,313,535
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29(a)(c)	500	491,958
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D, 3.67%, 12/15/48(c)	997	752,165
Series 2016-NXS5, Class D, 4.97%, 01/15/59(c)	750	602,621
Series 2017-C39, Class C, 4.12%, 09/15/50	3,000	2,366,693
Series 2017-C39, Class D, 4.35%, 09/15/50(a)(c)	750	548,813
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 1.65%, 12/13/31(a)(e)	846	791,628
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)	5,000	4,933,477
Series 2018-C44, Class A5, 4.21%, 05/15/51	5,198	5,759,426
Series 2018-C44, Class C, 4.84%, 05/15/51(c)	1,484	1,205,676
Series 2018-C44, Class D, 3.00%, 05/15/51(a)	317	201,474
Series 2018-C46, Class A4, 4.15%, 08/15/51	3,740	4,021,778
Series 2018-C47, Class A4, 4.44%, 09/15/61	5,000	5,468,330
Series 2019-C49, Class A5, 4.02%, 03/15/52	2,796	3,019,870
Series 2019-C53, Class A3, 2.79%, 10/15/52	1,000	1,012,194
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.090%), 3.74%, 02/15/37(a)(e)	1,000	788,921
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.740%), 4.39%, 02/15/37(a)(e)	2,000	1,461,133

		290,836,669

Interest Only Collateralized Mortgage Obligations — 0.4%
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 3.55%, 02/25/38(a)(c)	11,473	3,573,274

Interest Only Commercial Mortgage-Backed Securities — 2.9%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.43%, 11/15/48(a)(c)	2,314	16,548
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.29%, 02/15/50(a)(c)	10,000	744,400
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(c)	$95,950	$960
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(c)	56,050	561
BANK:
Series 2019-BN22, Class XA, 0.60%, 11/15/62(c)	39,143	1,768,582
Series 2019-BN22, Class XB, 0.15%, 11/15/62(c)	85,561	1,212,014
BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(a)(c)	12,500	172,625
Benchmark Mortgage Trust:
Series 2019-B9, Class XA, 1.05%, 03/15/52(c)	24,925	1,809,272
Series 2019-B12, Class XA, 1.07%, 08/15/52(c)	38,562	2,583,445
Series 2020-B17, Class XB, 0.65%, 03/15/53(c)	17,599	735,337
BX Commercial Mortgage Trust, Series 2018-IND, Class XCP, 0.00%, 11/15/35(a)(c)	570,491	11,581
CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39(a)(b)(c)	62,648	1,359,456
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.51%, 01/10/36(a)(c)	80,300	1,527,579
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.66%, 08/15/57(c)	41,117	1,819,367
CSAIL Commercial Mortgage Trust:
Series 2019-C16, Class XA, 1.57%, 06/15/52(c)	13,220	1,449,615
Series 2019-C17, Class XA, 1.37%, 09/15/52(c)	14,970	1,386,586
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)	11,214	625,293
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.40%, 05/03/32(a)(c)	144,016	1,929,886
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47(c)	649	17,761
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)	8,570	347,425
Series 2017-C5, Class XB, 0.29%, 03/15/50(c)	30,000	621,300
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)	17,400	692,899
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.00%, 03/10/50(a)(c)	11,388	419,939
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.21%, 12/15/47(a)(c)	220	10,677
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.20%, 06/15/50(a)(c)	8,625	1,139,708
Series 2019-L2, Class XA, 1.03%, 03/15/52(c)	11,290	811,521
Natixis Commercial Mortgage Securities Trust, Series 2019-NEMA, Class X, 0.51%, 02/15/39(a)(c)	41,770	1,737,377
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)(c)	28,100	721,889
One Market Plaza Trust:

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32(a)(c)	$110,000	$298,100
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(a)(b)(c)	22,000	220
U.S., Series 2018-USDC, Class X, 0.32%, 05/13/38(a)(c)	103,122	2,715,233
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.64%, 10/15/52(c)	9,257	941,512
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC20, Class XB, 0.49%, 04/15/50(c)	7,000	150,690
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(a)(c)	1,000	65,260
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.04%, 08/15/47(c)	8,680	302,510

		30,147,128

Total Non-Agency Mortgage-Backed Securities — 42.9% (Cost: $491,640,386)		443,784,466

U.S. Government Sponsored Agency Securities — 2.2%

Collateralized Mortgage Obligations — 0.8%
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.000%) 2.95%, 07/25/39(a)(e)	3,750	3,167,939
Fannie Mae:
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%), 3.95%, 10/25/29(e)	106	94,008
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.000%), 4.95%, 05/25/30(e)	2,000	1,072,599
Freddie Mac:
Series 2016-DNA4, Class M3, (1 mo. LIBOR US +3.800%), 4.75%, 03/25/29(e)	2,000	1,854,748
Series 2017-DNA2, Class M2, (1 mo. LIBOR US +3.450%), 4.40%, 10/25/29(e)	250	222,476
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.500%), 3.45%, 03/25/30(e)	2,494	2,146,551
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.800%), 2.75%, 07/25/30(e)	224	183,315

		8,741,636

Security	Par (000)	Value

Commercial Mortgage-Backed Securities — 0.9%
Freddie Mac:
Series K087, Class A2, 3.77%, 12/25/28	$2,951	$3,479,460
Series K090, Class A2, 3.42%, 02/25/29	3,000	3,461,032
Series KL4F, Class A2AS, 3.68%, 10/25/25(c)	1,789	2,013,925

		8,954,417

Interest Only Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac, Series KL05, Class X1P, 0.89%, 06/25/29(c)	26,000	1,772,524
Ginnie Mae:
Series 2016-36, Class IO, 0.88%, 08/16/57(c)	16,368	975,037
Series 2016-128, Class IO, 0.95%, 09/16/56(c)	5,544	367,276
Series 2017-24, Class IO, 0.86%, 12/16/56(c)	37,441	2,089,336

		5,204,173

Total U.S. Government Sponsored Agency Securities — 2.2% (Cost: $24,937,194)		22,900,226

Total Long-Term Investments — 96.6% (Cost: $1,116,850,843)		1,000,311,226

Security	Shares	Value

Short-Term Securities — 2.9%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.51%(i)	29,759,221	29,759,221

Total Short-Term Securities — 2.9% (Cost: $29,759,221)		29,759,221

Total Investments — 99.5% (Cost: $1,146,610,064)		1,030,070,447

Other Assets Less Liabilities—0.5%		5,605,052

Net Assets — 100.0%		$1,035,675,499

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	$140	$35,615	$ 4,822	$30,793
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	$ 27	6,869	1,523	5,346
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	$ 53	13,483	4,184	9,299
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$204	(34)	38	(72)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$493	(83)	(345)	262
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	$ 40	8,826	2,453	6,373

						$64,676	$12,675	$52,001

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$1,213	$(308,581)	$(147,645)	$(160,936)
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$1,000	(278,259)	(85,034)	(193,225)
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$500	(139,129)	(51,286)	(87,843)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	$40	(8,827)	(3,061)	(5,766)

							$(734,796)	$(287,026)	$(447,770)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$13,020	$287,371	$52,073	$447,842

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$65,093	$—	$—	$—	$—	$65,093

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$—	$735,213	$—	$—	$—	$—	$735,213

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	$—	$457,298	$—	$—	$—	$—	$457,298

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$(758,837)	$—	$—	$—	$—	$(758,837)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$967,250
Average notional value — sell protection	3,489,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC(a)	$65,093	$735,213

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$65,093	$735,213
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$65,093	$735,213

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citigroup Global Markets, Inc.	$35,615	$—	$—	$—	$35,615
Deutsche Bank AG	300	(300)	—	—	—
J.P. Morgan Securities LLC	8,826	—	—	—	8,826
Morgan Stanley & Co. International PLC.	20,352	—	—	—	20,352

	$65,093	$(300)	$—	$—	$64,793

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Credit Suisse International	$8,827	$—	$—	$—	$8,827
Deutsche Bank AG	726,386	(300)	—	(530,000)	196,086

	$735,213	$(300)	$—	$(530,000)	$204,913

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$472,250,829	$44,921,384	$517,172,213
Corporate Bonds(a)	—	285,967	—	285,967
Floating Rate Loan Interests(a)	—	—	16,168,354	16,168,354
Non-Agency Mortgage-Backed Securities	—	439,397,728	4,386,738	443,784,466
U.S. Government Sponsored Agency Securities	—	22,900,226	—	22,900,226
Short-Term Securities	29,759,221	—	—	29,759,221

	$29,759,221	$934,834,750	$65,476,476	$1,030,070,447

(a)	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$52,073	$—	$52,073
Liabilities:
Credit contracts	—	(447,842)	—	(447,842)

	$—	$(395,769)	$—	$(395,769)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series A Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2019	$30,188,096	$20,890,696	$10,972,539	$62,051,331
Transfers into Level 3	6,223,483	—	—	6,223,483
Transfers out of Level 3(a)	(7,528,903)	—	(3,969,687)	(11,498,590)
Accrued discounts/premiums	254,880	693	(163,018)	92,555
Net realized gain (loss)	(96,535)	12,328	(291,025)	(375,232)
Net change in unrealized appreciation (depreciation)(b)(c)	(1,684,495)	43,686	220,762	(1,420,047)
Purchases	23,772,359	12,824,943	—	36,597,302
Sales	(6,207,501)	(17,603,992)	(2,382,833)	(26,194,326)

Closing Balance, as of March 31, 2020	$44,921,384	$16,168,354	$4,386,738	$65,476,476

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(c)	$(1,687,662)	$38,028	$220,762	$(1,428,872)

(a)

As of April 1, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Trusts — 2.5%

Banks — 1.2%
BNP Paribas SA, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.944%), 4.50%(a)(b)(c)	$720	$554,400
HSBC Holdings PLC:
(USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00%(b)(c)	520	492,700
(USD Swap Rate 11:00 am NY 1 + 4.368%), 6.38%(b)(c)	500	467,500
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 3.470%), 5.24%(b)(c)	244	217,833
(3 mo. LIBOR US + 3.330%), 6.10%(b)(c)	208	211,952
(3 mo. LIBOR US + 3.780%), 6.75%(b)(c)	925	966,625
Lloyds Banking Group PLC, (5 yr. Swap Semi 30/360 US + 4.496%), 7.50%(b)(c)	380	341,544
U.S. Bancorp, Series J, (3 mo. LIBOR US + 2.914%), 5.30%(b)(c)	1,075	1,032,000
Wells Fargo & Co., (3 mo. LIBOR US + 3.990%), 5.88%(b)(c)	1,125	1,141,875

		5,426,429

Capital Markets — 0.2%
State Street Corp.:
(3 mo. LIBOR US + 3.597%), 5.25%(b)(c)	285	267,900
(3 mo. LIBOR US + 2.539%), 5.63%(b)(c)	735	646,800

		914,700

Electric Utilities — 0.2%
Exelon Corp., 3.50%, 06/01/22	785	760,620

Insurance — 0.1%
Allstate Corp., Series B, (3 mo. LIBOR US + 2.938%), 5.75%, 08/15/53(b)	788	701,320

Media — 0.5%
NBCUniversal Enterprise, Inc., 5.25%(a)(c)	2,200	2,200,000

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.72%, 08/15/21(d)	490	482,845

Oil, Gas & Consumable Fuels — 0.2%
Enbridge, Inc., (3 mo. LIBOR US + 3.641%), 6.25%, 03/01/78(b)	780	585,000
TransCanada Trust:
(3 mo. LIBOR US + 3.528%), 5.63%, 05/20/75(b)	359	272,840
(3 mo. LIBOR US + 4.640%), 5.88%, 08/15/76(b)	120	93,900

		951,740

Total Capital Trusts — 2.5% (Cost: $12,397,380)		11,437,654

Corporate Bonds — 85.7%

Aerospace & Defense — 2.1%
Boeing Co.:
2.70%, 02/01/27	200	183,393
3.25%, 02/01/35	194	167,772
3.95%, 08/01/59	64	57,439
General Dynamics Corp.:
4.25%, 04/01/40	665	793,384
4.25%, 04/01/50	95	119,623
L3Harris Technologies, Inc.:
4.40%, 06/15/28(a)	1,385	1,474,326
2.90%, 12/15/29	332	309,847
Lockheed Martin Corp.:
3.10%, 01/15/23	95	96,355

Security	Par (000)	Value

Aerospace & Defense (continued)
3.55%, 01/15/26	$145	$155,351
4.07%, 12/15/42	715	825,761
Northrop Grumman Corp.:
3.25%, 01/15/28	470	488,386
4.75%, 06/01/43	330	395,385
Northrop Grumman Systems Corp., 7.88%, 03/01/26	1,000	1,271,200
Raytheon Technologies Corp.:
6.70%, 08/01/28	225	284,958
4.13%, 11/16/28	880	966,022
6.05%, 06/01/36	450	596,634
6.13%, 07/15/38	230	330,520
4.50%, 06/01/42	452	522,141
Rockwell Collins, Inc.:
3.20%, 03/15/24	444	456,451
3.50%, 03/15/27	174	179,823
4.35%, 04/15/47	252	275,070

		9,949,841

Air Freight & Logistics — 0.2%
FedEx Corp.:
3.25%, 04/01/26	120	121,421
3.10%, 08/05/29	567	556,660
4.10%, 02/01/45	215	195,766

		873,847

Airlines — 0.8%
Air Canada Pass-Through Trust, Series 2017, Class 1AA, 3.30%, 07/15/31(a)	117	112,499
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 04/01/24	84	78,314
Series 2019-1, Class B, 3.85%, 08/15/29	409	314,253
Series 2017-1, Class AA, 3.65%, 08/15/30	702	668,709
British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 12/15/30(a)	340	320,128
Delta Air Lines, Inc., 3.80%, 04/19/23	880	826,955
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/25(a)	427	431,787
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 05/15/27	603	603,073
United Airlines Pass Through Trust, Series 2019-2, Class AA, 2.70%, 11/01/33	220	197,952

		3,553,670

Auto Components — 0.1%
ZF North America Capital, Inc., 4.75%, 04/29/25(a)	600	503,241

Automobiles — 0.5%
Ford Motor Co.:
4.75%, 01/15/43	72	40,860
5.29%, 12/08/46	82	48,790
General Motors Co.:
5.00%, 10/01/28	770	663,463
5.20%, 04/01/45	294	232,788
Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(a)	1,275	1,270,902

		2,256,803

Banks — 16.0%
Australia & New Zealand Banking Group Ltd., 2.63%, 11/09/22	355	360,694
Banco Santander SA:
3.13%, 02/23/23	400	381,291
3.85%, 04/12/23	600	603,063

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of America Corp.:
(3 mo. LIBOR US + 0.630%), 3.50%, 05/17/22(b)	$800	$809,505
(3 mo. LIBOR US + 0.940%), 3.86%, 07/23/24(b)	10	10,463
4.20%, 08/26/24	1,745	1,856,007
4.00%, 01/22/25	1,084	1,140,792
(3 mo. LIBOR US + 0.970%), 3.46%, 03/15/25(b)	1,873	1,931,464
3.95%, 04/21/25	790	830,518
4.45%, 03/03/26	2,139	2,303,781
(3 mo. LIBOR US + 1.512%), 3.71%, 04/24/28(b)	285	291,404
(3 mo. LIBOR US + 1.040%), 3.42%, 12/20/28(b)	1,290	1,330,684
(3 mo. LIBOR US + 1.070%), 3.97%, 03/05/29(b)	1,455	1,519,509
(3 mo. LIBOR US + 1.310%), 4.27%, 07/23/29(b)	690	745,933
(3 mo. LIBOR US + 1.320%), 4.08%, 04/23/40(b)	185	199,823
5.00%, 01/21/44	100	127,053
(3 mo. LIBOR US + 1.190%), 3.95%, 01/23/49(b)	500	530,538
(3 mo. LIBOR US + 1.520%), 4.33%, 03/15/50(b)	93	109,663
(3 mo. LIBOR US + 3.150%), 4.08%, 03/20/51(b)	1,580	1,808,603
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)	615	571,247
Barclays Bank PLC, 5.14%, 10/14/20	1,325	1,309,500
Barclays PLC:
(3 mo. LIBOR US + 1.400%), 4.61%, 02/15/23(b)	1,510	1,527,009
5.20%, 05/12/26	620	636,988
(3 mo. LIBOR US + 3.054%), 5.09%, 06/20/30(b)	900	940,501
BNP Paribas SA:
(3 mo. LIBOR US + 1.111%), 2.82%, 11/19/25(a)(b)	775	765,520
(5 yr. Swap Semi 30/360 US + 1.483%), 4.38%, 03/01/33(a)(b)	645	705,363
BPCE SA, 2.38%, 01/14/25(a)	895	830,975
Canadian Imperial Bank of Commerce, 3.10%, 04/02/24	152	156,483
Citigroup, Inc.:
(3 mo. LIBOR US + 0.897%), 3.35%, 04/24/25(b)	1,795	1,839,334
5.50%, 09/13/25	232	254,049
3.20%, 10/21/26	500	517,751
4.30%, 11/20/26	600	627,676
4.45%, 09/29/27	250	261,006
(3 mo. LIBOR US + 1.192%), 4.08%, 04/23/29(b)	625	652,677
(Secured Overnight Financing Rate + 1.146%), 2.67%, 01/29/31(b)	250	242,384
(Secured Overnight Financing Rate + 3.914%), 4.41%, 03/31/31(b)	995	1,093,184
4.75%, 05/18/46	550	615,238
4.65%, 07/23/48	321	385,889
Citizens Bank N.A., 2.55%, 05/13/21	330	329,673
Commonwealth Bank of Australia, 3.74%, 09/12/39(a)	290	244,568
Cooperatieve Rabobank UA:
3.13%, 04/26/21	670	674,998
2.75%, 01/10/22	263	264,674

Security	Par (000)	Value

Banks (continued)
Danske Bank A/S:
5.00%, 01/12/22(a)	$555	$569,895
(3 mo. LIBOR US + 1.249%), 3.00%, 09/20/22(a)(b)	500	497,753
Discover Bank:
3.35%, 02/06/23	300	296,322
(5 yr. Swap Semi 30/360 US + 1.730%), 4.68%, 08/09/28(b)	600	610,926
HSBC Holdings PLC:
(3 mo. LIBOR US + 1.055%), 3.26%, 03/13/23(b)	985	984,104
4.25%, 08/18/25	500	516,293
(3 mo. LIBOR US + 1.140%), 2.63%, 11/07/25(b)	310	300,729
4.95%, 03/31/30	200	218,400
Huntington Bancshares, Inc., 4.00%, 05/15/25	905	948,048
ING Groep NV:
(3 mo. LIBOR US + 1.150%), 2.53%, 03/29/22(e)	1,040	1,002,793
3.15%, 03/29/22	200	200,947
Intesa Sanpaolo SpA:
3.38%, 01/12/23(a)	485	461,410
5.02%, 06/26/24(a)	416	407,471
JPMorgan Chase & Co.:
2.30%, 08/15/21	665	664,313
(3 mo. LIBOR US + 1.000%), 4.02%, 12/05/24(b)	551	583,827
(3 mo. LIBOR US + 1.245%), 3.96%, 01/29/27(b)	1,055	1,134,563
3.63%, 12/01/27	858	903,501
(3 mo. LIBOR US + 1.337%), 3.78%, 02/01/28(b)	800	846,659
(3 mo. LIBOR US + 1.120%), 4.01%, 04/23/29(b)	1,215	1,304,461
(3 mo. LIBOR US + 1.160%), 3.70%, 05/06/30(b)	1,035	1,109,969
(Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30(b)	800	810,509
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38(b)	190	212,093
4.95%, 06/01/45	970	1,214,872
(3 mo. LIBOR US + 1.220%), 3.90%, 01/23/49(b)	1,049	1,201,847
KeyBank NA, 2.30%, 09/14/22	250	248,847
KeyCorp:
2.25%, 04/06/27	60	55,702
2.55%, 10/01/29	118	105,339
Lloyds Bank PLC, 3.30%, 05/07/21	358	358,088
Lloyds Banking Group PLC:
3.00%, 01/11/22	200	198,245
(3 mo. LIBOR US + 0.810%), 2.91%, 11/07/23(b)	200	198,545
4.58%, 12/10/25	675	682,737
(1 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.000%), 2.44%, 02/05/26(b)	200	188,855
Mitsubishi UFJ Financial Group, Inc.:
2.19%, 09/13/21	1,150	1,134,551
3.22%, 03/07/22	575	584,322
2.62%, 07/18/22	1,015	1,012,265
2.67%, 07/25/22	218	217,271
3.76%, 07/26/23	1,100	1,136,923
PNC Financial Services Group, Inc., 3.45%, 04/23/29	694	687,503
Regions Bank, (3 mo. LIBOR US + 0.500%), 3.37%, 08/13/21(b)	920	918,156

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Royal Bank of Canada:
3.20%, 04/30/21	$552	$558,584
3.70%, 10/05/23	272	284,328
Royal Bank of Scotland Group PLC:
3.88%, 09/12/23	390	400,274
6.00%, 12/19/23	348	364,798
5.13%, 05/28/24	460	471,090
(3 mo. LIBOR US + 1.762%), 4.27%, 03/22/25(b)	460	479,149
(3 mo. LIBOR US + 1.754%), 4.89%, 05/18/29(b)	432	457,206
Santander UK Group Holdings PLC, (3 mo. LIBOR US + 1.400%), 3.82%, 11/03/28(b)	472	468,843
Santander UK PLC:
2.13%, 11/03/20	750	745,692
5.00%, 11/07/23(a)	617	621,652
Standard Chartered PLC:
(3 mo. LIBOR US + 1.200%), 2.10%, 09/10/22(a)(e)	1,055	1,012,494
(3 mo. LIBOR US + 1.209%), 2.82%, 01/30/26(a)(b)	1,174	1,112,313
Sumitomo Mitsui Financial Group, Inc.:
2.35%, 01/15/25	520	516,331
3.54%, 01/17/28	1,050	1,039,473
Svenska Handelsbanken AB, 3.35%, 05/24/21	500	506,009
Truist Bank, 2.25%, 03/11/30	1,170	1,069,794
U.S. Bancorp:
3.10%, 04/27/26	59	59,659
2.38%, 07/22/26	51	50,275
3.00%, 07/30/29	97	96,392
U.S. Bank N.A., 3.00%, 02/04/21	323	325,068
Wells Fargo & Co.:
4.13%, 08/15/23	350	360,102
3.75%, 01/24/24	385	406,878
3.00%, 02/19/25	1,250	1,274,300
(3 mo. LIBOR US + 1.310%), 3.58%, 05/22/28(b)	1,280	1,301,675
5.61%, 01/15/44	327	391,469
4.65%, 11/04/44	980	1,075,162
4.40%, 06/14/46	285	306,077
4.75%, 12/07/46	189	208,892
(3 mo. LIBOR US + 4.240%), 5.01%, 04/04/51(b)	285	363,889
Wells Fargo Bank NA, 2.60%, 01/15/21	622	624,712

		74,019,109

Beverages — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
4.70%, 02/01/36	665	696,416
4.90%, 02/01/46	675	735,186
Anheuser-Busch InBev Worldwide, Inc.:
4.15%, 01/23/25	195	209,334
4.75%, 01/23/29	845	932,753
4.95%, 01/15/42	20	21,554
4.60%, 04/15/48	120	126,955
4.44%, 10/06/48	785	800,817
5.55%, 01/23/49	1,124	1,321,144
4.75%, 04/15/58	375	384,613
5.80%, 01/23/59	179	218,946
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50	530	497,119
PepsiCo., Inc., 3.63%, 03/19/50	500	593,622

		6,538,459

Biotechnology — 1.8%
AbbVie, Inc.:
2.50%, 05/14/20	2,230	2,230,155

Security	Par (000)	Value

Biotechnology (continued)
2.85%, 05/14/23	$1,000	$1,014,813
2.95%, 11/21/26(a)	230	231,055
3.20%, 11/21/29(a)	490	492,013
4.05%, 11/21/39(a)	180	185,150
4.40%, 11/06/42	795	882,381
4.45%, 05/14/46(a)	989	1,049,655
4.88%, 11/14/48	605	701,876
Baxalta, Inc., 4.00%, 06/23/25	283	297,095
Gilead Sciences, Inc.:
3.25%, 09/01/22	135	138,096
4.80%, 04/01/44	104	133,416
4.50%, 02/01/45	323	392,617
4.75%, 03/01/46	271	346,072
4.15%, 03/01/47	325	396,708

		8,491,102

Capital Markets — 6.2%
Bank of New York Mellon Corp.:
3.45%, 08/11/23	265	275,537
2.20%, 08/16/23	1,125	1,130,009
3.00%, 10/30/28	80	79,432
CME Group, Inc., 5.30%, 09/15/43	14	18,792
Credit Agricole SA:
2.75%, 06/10/20(a)	1,000	1,001,890
3.75%, 04/24/23(a)	275	281,012
2.38%, 01/22/25(a)	1,345	1,313,500
3.25%, 01/14/30(a)	630	594,784
Credit Suisse AG:
3.00%, 10/29/21	405	409,692
2.10%, 11/12/21	404	402,836
3.63%, 09/09/24	575	607,227
Credit Suisse Group AG, (3 mo. LIBOR US + 1.240%), 4.21%, 06/12/24(a)(b)	820	806,072
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21	1,350	1,358,535
3.80%, 06/09/23	547	552,961
Deutsche Bank AG:
3.13%, 01/13/21	845	826,822
4.25%, 02/04/21	925	888,259
4.25%, 10/14/21	180	172,069
Goldman Sachs Group, Inc.:
2.88%, 02/25/21	975	978,435
3.00%, 04/26/22	850	856,234
3.50%, 04/01/25	1,080	1,104,003
4.25%, 10/21/25	860	886,505
(3 mo. LIBOR US + 1.301%), 4.22%, 05/01/29(b)	1,440	1,532,506
(3 mo. LIBOR US + 1.430%), 4.41%, 04/23/39(b)	449	469,545
5.15%, 05/22/45	575	663,957
Intercontinental Exchange, Inc., 4.25%, 09/21/48	270	313,200
Morgan Stanley:
5.50%, 07/28/21	10	10,383
(3 mo. LIBOR US + 1.400%), 3.20%, 10/24/23(e)	1,675	1,617,212
(3 mo. LIBOR US + 0.847%), 3.74%, 04/24/24(b)	925	947,319
3.88%, 04/29/24	1,385	1,455,055
3.63%, 01/20/27	1,270	1,358,789
3.95%, 04/23/27	448	471,807
(Secured Overnight Financing Rate + 1.143%), 2.70%, 01/22/31(b)	306	299,182
(Secured Overnight Financing Rate + 3.120%), 3.62%, 04/01/31(b)	1,320	1,380,642
(3 mo. LIBOR US + 1.431%), 4.46%, 04/22/39(b)	156	176,904

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
4.30%, 01/27/45	$705	$815,994
(Secured Overnight Financing Rate + 4.840%), 5.60%, 03/24/51(b)	310	429,939
Northern Trust Corp., 3.95%, 10/30/25	69	70,575
State Street Corp.:
(Secured Overnight Financing Rate + 2.690%), 2.83%, 03/30/23(a)(b)	810	817,579
(3 mo. LIBOR US + 0.770%), 3.78%, 12/03/24(b)	490	512,896
UBS Group AG:
3.00%, 04/15/21(a)	338	338,651
(3 mo. LIBOR US + 1.468%), 3.13%, 08/13/30(a)(b)	755	733,211

		28,959,952

Chemicals — 0.4%
Air Liquide Finance SA:
2.25%, 09/27/23(a)	274	271,078
2.50%, 09/27/26(a)	290	283,641
Cabot Corp., 4.00%, 07/01/29	88	96,617
DuPont de Nemours, Inc.:
5.32%, 11/15/38	290	325,732
5.42%, 11/15/48	115	126,531
Ecolab, Inc., 4.80%, 03/24/30	295	331,369
LYB International Finance BV, 4.88%, 03/15/44	22	23,738
LYB International Finance III LLC, 4.20%, 10/15/49	46	45,109
Sherwin-Williams Co.:
2.75%, 06/01/22	7	6,985
2.30%, 05/15/30	150	139,702
4.50%, 06/01/47	49	52,433
3.30%, 05/15/50	115	107,669

		1,810,604

Commercial Services & Supplies — 0.7%
Aviation Capital Group LLC, 6.75%, 04/06/21(a)	1,575	1,561,158
GATX Corp., 4.35%, 02/15/24	510	544,438
Republic Services, Inc., 3.95%, 05/15/28	800	864,926
Waste Management, Inc., 3.20%, 06/15/26	350	364,179

		3,334,701

Communications Equipment — 0.3%
Motorola Solutions, Inc., 4.60%, 05/23/29	1,390	1,401,956

Consumer Finance — 2.1%
Ally Financial, Inc.:
5.13%, 09/30/24	67	65,291
8.00%, 11/01/31	154	178,440
American Express Co.:
2.50%, 08/01/22	470	473,047
3.40%, 02/27/23	570	583,973
2.50%, 07/30/24	390	394,506
Capital One Bank USA N.A., 3.38%, 02/15/23	250	246,231
Capital One Financial Corp.:
4.25%, 04/30/25	675	691,553
3.75%, 07/28/26	173	161,559
3.80%, 01/31/28	566	554,460
Capital One N.A.:
2.95%, 07/23/21	735	737,158
2.25%, 09/13/21	250	245,138
Ford Motor Credit Co. LLC:
3.34%, 03/28/22	855	795,406
5.58%, 03/18/24	410	389,500
5.11%, 05/03/29	1,280	1,109,600
General Motors Financial Co., Inc.:
5.10%, 01/17/24	81	74,383
2.90%, 02/26/25	587	507,418
4.35%, 04/09/25	1,230	1,067,156
4.35%, 01/17/27	1,013	810,078
Synchrony Financial:
2.85%, 07/25/22	215	204,135

Security	Par (000)	Value

Consumer Finance (continued)
4.38%, 03/19/24	$200	$196,744
Toyota Motor Credit Corp., 2.15%, 02/13/30	385	357,044

		9,842,820

Containers & Packaging — 0.1%
International Paper Co.:
4.40%, 08/15/47	190	189,995
4.35%, 08/15/48	200	193,401

		383,396

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust:
4.50%, 05/15/21	1,611	1,477,942
5.00%, 10/01/21	674	622,920
4.45%, 04/03/26	399	326,203
3.65%, 07/21/27	1,400	1,084,077
GE Capital International Funding Co., 4.42%, 11/15/35	1,081	1,153,514

		4,664,656

Diversified Telecommunication Services — 4.0%
AT&T Inc.:
3.00%, 02/15/22	1,500	1,512,759
3.95%, 01/15/25	336	354,812
3.40%, 05/15/25	2,485	2,584,896
3.60%, 07/15/25	305	323,147
3.88%, 01/15/26	592	610,045
3.80%, 02/15/27	305	318,271
4.50%, 05/15/35	1,675	1,785,168
5.25%, 03/01/37	400	466,676
5.35%, 09/01/40	184	212,304
5.15%, 03/15/42	400	459,841
4.80%, 06/15/44	209	227,904
4.75%, 05/15/46	583	644,752
5.15%, 11/15/46	5	5,873
Telefonica Emisiones SAU:
4.67%, 03/06/38	255	265,717
4.90%, 03/06/48	315	348,957
Verizon Communications, Inc.:
3.38%, 02/15/25	459	490,305
3.88%, 02/08/29	500	552,958
4.50%, 08/10/33	550	648,293
4.27%, 01/15/36	2,095	2,433,196
5.25%, 03/16/37	745	946,240
4.81%, 03/15/39	780	960,189
3.85%, 11/01/42	950	1,062,385
4.86%, 08/21/46	190	247,959
4.52%, 09/15/48	300	384,069
5.01%, 04/15/49	135	181,419
4.00%, 03/22/50	315	372,530

		18,400,665

Electric Utilities — 4.9%
AEP Transmission Co. LLC, 3.80%, 06/15/49	90	96,841
American Transmission Systems, Inc., 5.25%, 01/15/22(a)	400	425,515
Baltimore Gas & Electric Co.:
3.50%, 08/15/46	500	499,098
3.20%, 09/15/49	250	227,131
DTE Electric Co.:
3.70%, 03/15/45	143	150,980
Series A, 4.05%, 05/15/48	186	208,943
3.95%, 03/01/49	170	183,923
Duke Energy Carolinas LLC:
3.75%, 06/01/45	420	459,791
3.20%, 08/15/49	111	110,927
Duke Energy Corp., 2.65%, 09/01/26	196	194,465
Duke Energy Florida LLC:
2.50%, 12/01/29	1,335	1,310,057
4.20%, 07/15/48	460	515,254

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Progress LLC:
3.70%, 09/01/28	$690	$737,483
6.30%, 04/01/38	48	65,551
4.15%, 12/01/44	110	123,580
3.60%, 09/15/47	350	367,505
Entergy Arkansas LLC, 3.70%, 06/01/24	788	826,918
Entergy Corp., 4.00%, 07/15/22	700	718,396
Exelon Corp.:
2.45%, 04/15/21	2,000	1,982,508
4.70%, 04/15/50	75	77,254
FirstEnergy Corp.:
2.85%, 07/15/22	970	946,137
3.90%, 07/15/27	150	152,374
2.65%, 03/01/30	550	512,712
3.40%, 03/01/50	360	339,827
Florida Power & Light Co.:
2.85%, 04/01/25	205	213,733
5.95%, 02/01/38	800	1,047,839
Interstate Power & Light Co., 3.25%, 12/01/24	350	353,924
Kentucky Utilities Co., 5.13%, 11/01/40	375	448,858
MidAmerican Energy Co., 4.25%, 07/15/49	850	987,603
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)	525	551,935
NextEra Energy Capital Holdings, Inc.:
3.15%, 04/01/24	143	146,321
3.55%, 05/01/27	115	117,232
2.75%, 11/01/29	1,100	1,060,498
Ohio Power Co.:
2.60%, 04/01/30	155	150,533
6.60%, 03/01/33	675	973,695
4.00%, 06/01/49	225	231,877
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28	590	631,273
5.30%, 06/01/42	660	881,046
3.75%, 04/01/45	350	371,123
3.70%, 05/15/50(a)	480	562,036
PPL Electric Utilities Corp., 3.95%, 06/01/47	220	233,354
Progress Energy, Inc., 3.15%, 04/01/22	960	968,806
Southern California Edison Co.:
2.25%, 06/01/30	265	239,258
4.00%, 04/01/47	148	154,151
4.88%, 03/01/49	297	342,681
3.65%, 02/01/50	165	160,101
Tampa Electric Co., 4.30%, 06/15/48	160	171,029
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)	407	426,765
Wisconsin Electric Power Co, 2.05%, 12/15/24	241	238,620

		22,897,461

Electrical Equipment — 0.1%
Otis Worldwide Corp.:
2.57%, 02/15/30(a)	500	485,949
3.36%, 02/15/50(a)	80	77,675

		563,624

Energy Equipment & Services — 0.2%
Halliburton Co.:
3.80%, 11/15/25	78	73,618
2.92%, 03/01/30	810	625,858

		699,476

Equity Real Estate Investment Trusts (REITs) — 4.4%
Alexandria Real Estate Equities, Inc.:
3.80%, 04/15/26	365	364,654
2.75%, 12/15/29	317	277,745
4.90%, 12/15/30	595	645,661
4.85%, 04/15/49	265	279,684
American Tower Corp.:
2.25%, 01/15/22	965	942,131
4.70%, 03/15/22	525	533,203
5.00%, 02/15/24	430	455,128

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
3.38%, 05/15/24	$23	$23,048
2.40%, 03/15/25	1,016	997,469
2.75%, 01/15/27	1,015	979,281
3.95%, 03/15/29	215	223,480
3.80%, 08/15/29	380	384,674
2.90%, 01/15/30	450	433,687
AvalonBay Communities, Inc., 2.30%, 03/01/30	370	348,374
Boston Properties LP, 4.50%, 12/01/28	500	549,338
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,000	996,845
Crown Castle International Corp.:
3.40%, 02/15/21	1,453	1,462,775
2.25%, 09/01/21	1,765	1,740,563
5.25%, 01/15/23	807	841,353
3.65%, 09/01/27	356	360,543
4.30%, 02/15/29	305	315,955
3.10%, 11/15/29	460	440,654
3.30%, 07/01/30	115	114,056
4.15%, 07/01/50	30	29,670
Duke Realty LP:
2.88%, 11/15/29	1,582	1,519,643
3.05%, 03/01/50	250	201,127
Equinix, Inc., 2.90%, 11/18/26	913	836,140
Healthpeak Properties, Inc., 3.00%, 01/15/30	1,244	1,186,050
Mid-America Apartments LP, 3.60%, 06/01/27	173	173,957
National Retail Properties, Inc., 3.10%, 04/15/50	470	365,417
Prologis LP, 2.25%, 04/15/30	360	328,958
Realty Income Corp., 3.25%, 06/15/29	524	503,944
Simon Property Group LP, 3.25%, 09/13/49	380	305,684
UDR, Inc., 3.00%, 08/15/31	64	61,154
Ventas Realty LP, 4.88%, 04/15/49	61	64,054
Welltower, Inc., 2.70%, 02/15/27	1,180	1,121,105

		20,407,204

Food & Staples Retailing — 2.2%
CVS Health Corp.:
4.00%, 12/05/23	1,000	1,054,007
4.10%, 03/25/25	400	423,133
4.30%, 03/25/28	3,135	3,353,332
4.78%, 03/25/38	320	353,837
5.30%, 12/05/43	200	235,753
5.13%, 07/20/45	496	570,703
5.05%, 03/25/48	370	422,735
Kroger Co., 4.45%, 02/01/47	285	306,293
Walmart, Inc.:
2.65%, 12/15/24	691	719,285
3.55%, 06/26/25	273	297,959
3.70%, 06/26/28	1,365	1,531,859
3.63%, 12/15/47	505	575,108
4.05%, 06/29/48	420	524,026

		10,368,030

Food Products — 0.3%
General Mills, Inc.:
3.20%, 04/16/21	145	144,664
3.70%, 10/17/23	240	244,298
4.20%, 04/17/28	135	148,638
2.88%, 04/15/30	40	39,920
4.70%, 04/17/48	90	104,122
Kraft Heinz Foods Co., 3.00%, 06/01/26	710	689,819

		1,371,461

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories:
3.75%, 11/30/26	566	631,657
4.75%, 11/30/36	385	490,581
4.75%, 04/15/43	117	149,633
4.90%, 11/30/46	250	341,175

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.:
(3 mo. LIBOR US + 1.030%), 2.03%, 06/06/22(e)	$1,525	$1,426,316
3.70%, 06/06/27	1,384	1,397,063
Medtronic, Inc.:
3.15%, 03/15/22	963	998,612
4.63%, 03/15/45	130	173,621

		5,608,658

Health Care Providers & Services — 2.8%
Aetna, Inc.:
2.75%, 11/15/22	196	196,359
2.80%, 06/15/23	350	350,568
3.50%, 11/15/24	656	664,879
Anthem, Inc.:
4.35%, 08/15/20	700	704,944
2.50%, 11/21/20	1,195	1,190,690
4.65%, 01/15/43	47	52,127
5.10%, 01/15/44	318	372,792
4.38%, 12/01/47	350	376,254
3.70%, 09/15/49	341	338,295
Centene Corp.:
4.25%, 12/15/27(a)	315	308,700
3.38%, 02/15/30(a)	220	204,600
Cigna Corp.:
3.20%, 09/17/20	1,870	1,872,742
4.90%, 12/15/48	50	59,989
3.40%, 03/15/50	355	335,042
HCA, Inc.:
5.25%, 06/15/26	430	450,970
4.50%, 02/15/27	389	400,226
5.50%, 06/15/47	425	461,830
5.25%, 06/15/49	304	324,108
UnitedHealth Group, Inc.:
3.35%, 07/15/22	75	77,562
2.88%, 03/15/23	1,175	1,216,652
3.75%, 07/15/25	770	832,107
3.50%, 08/15/39	175	188,726
4.63%, 11/15/41	645	797,193
4.75%, 07/15/45	382	486,430
4.25%, 06/15/48	255	300,641
3.70%, 08/15/49	300	332,358
3.88%, 08/15/59	41	45,056

		12,941,840

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.:
4.88%, 12/09/45	748	873,526
4.45%, 03/01/47	455	492,130
4.45%, 09/01/48	575	637,209
4.20%, 04/01/50	35	39,149

		2,042,014

Household Durables — 0.3%
Panasonic Corp., 2.54%, 07/19/22(a)	1,220	1,197,988

Household Products — 0.1%
Procter & Gamble Co.:
3.55%, 03/25/40	225	262,418
3.60%, 03/25/50	145	178,177

		440,595

Industrial Conglomerates — 0.7%
Carrier Global Corp.:
2.24%, 02/15/25(a)	360	349,717
2.72%, 02/15/30(a)	500	460,717
3.38%, 04/05/40(a)	170	149,048
General Electric Co.:
2.70%, 10/09/22	570	553,693
6.75%, 03/15/32	208	247,003
6.15%, 08/07/37	205	233,782

Security	Par (000)	Value

Industrial Conglomerates (continued)
4.13%, 10/09/42	$29	$27,378
Honeywell International, Inc., 2.70%, 08/15/29	315	315,979
Jabil, Inc., 3.60%, 01/15/30	355	315,398
Tyco Electronics Group SA, 3.50%, 02/03/22	600	590,574

		3,243,289

Insurance — 0.8%
Aon PLC:
4.00%, 11/27/23	1,760	1,834,749
3.50%, 06/14/24	30	31,163
Hartford Financial Services Group, Inc., 4.30%, 04/15/43	115	119,220
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26	600	617,249
4.90%, 03/15/49	295	371,810
Prudential Financial, Inc., 4.35%, 02/25/50	425	425,216
Teachers Insurance & Annuity Association of
America, 6.85%, 12/16/39(a)	90	124,932
Travelers Cos., Inc., 4.30%, 08/25/45	216	256,444

		3,780,783

Interactive Media & Services — 0.2%
Tencent Holdings Ltd., 3.98%, 04/11/29(a)	905	1,000,754

Internet & Direct Marketing Retail — 0.9%
Amazon.com, Inc.:
2.40%, 02/22/23	396	411,871
2.80%, 08/22/24	1,000	1,062,369
3.15%, 08/22/27	1,955	2,138,669
Expedia Group, Inc., 3.25%, 02/15/30	675	565,039

		4,177,948

IT Services — 1.5%
Fidelity National Information Services, Inc.:
3.50%, 04/15/23	330	339,051
3.00%, 08/15/26	119	119,968
Fiserv, Inc.:
3.80%, 10/01/23	1,100	1,136,159
4.40%, 07/01/49	486	514,321
Global Payments, Inc.:
2.65%, 02/15/25	350	343,634
3.20%, 08/15/29	295	281,520
4.15%, 08/15/49	500	473,734
International Business Machines Corp.:
3.30%, 05/15/26	130	138,930
4.15%, 05/15/39	376	421,091
4.00%, 06/20/42	205	229,294
4.25%, 05/15/49	1,535	1,804,603
Mastercard, Inc.:
3.65%, 06/01/49	30	33,648
3.85%, 03/26/50	160	196,071
Visa, Inc.:
2.80%, 12/14/22	234	243,718
3.15%, 12/14/25	620	675,278
3.65%, 09/15/47	30	34,108

		6,985,128

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 2.60%, 10/01/29	630	607,226

Machinery — 0.1%
Deere & Co., 3.75%, 04/15/50	135	154,107
John Deere Capital Corp., 2.65%, 06/24/24	215	211,640

		365,747

Media — 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35	255	302,668
6.48%, 10/23/45	1,975	2,382,482
5.13%, 07/01/49	585	612,840

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.80%, 03/01/50	$200	$208,115
Comcast Corp.:
3.70%, 04/15/24	15	16,097
3.95%, 10/15/25	400	434,936
4.15%, 10/15/28	635	712,986
4.25%, 01/15/33	620	724,344
6.50%, 11/15/35	125	182,190
4.60%, 10/15/38	428	523,880
3.75%, 04/01/40	115	129,823
4.65%, 07/15/42	130	164,289
4.50%, 01/15/43	225	264,762
4.60%, 08/15/45	254	323,320
3.40%, 07/15/46	490	529,444
3.97%, 11/01/47	314	357,113
4.00%, 03/01/48	430	507,375
4.70%, 10/15/48	699	905,555
4.95%, 10/15/58	475	642,897
COX Communications, Inc., 3.25%, 12/15/22(a)	1,005	1,018,412
Discovery Communications LLC:
2.95%, 03/20/23	345	347,000
3.80%, 03/13/24	500	496,921
3.45%, 03/15/25	64	61,961
5.20%, 09/20/47	200	201,515
Fox Corp.:
3.05%, 04/07/25	125	124,805
5.58%, 01/25/49(a)	230	275,075
Grupo Televisa SAB, 6.63%, 01/15/40	505	594,637
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20	115	113,253
3.75%, 10/01/21	85	85,820
4.75%, 03/30/30	525	520,194
5.40%, 10/01/48	45	48,393
Time Warner Cable LLC, 4.50%, 09/15/42	137	128,638
ViacomCBS, Inc.:
2.50%, 02/15/23	110	106,274
2.90%, 06/01/23	450	421,368
4.25%, 09/01/23	450	458,897
3.88%, 04/01/24	225	220,171

		15,148,450

Metals & Mining — 0.2%
Barrick Gold Corp., 5.25%, 04/01/42	200	235,944
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	118	152,439
Newmont Corp.:
2.80%, 10/01/29	80	74,374
2.25%, 10/01/30	200	185,831
Nucor Corp., 4.40%, 05/01/48	63	71,432
Southern Copper Corp., 5.88%, 04/23/45	225	237,692

		957,712

Multiline Retail — 0.3%
Target Corp., 2.25%, 04/15/25	1,405	1,433,399

Multi-Utilities — 1.9%
CMS Energy Corp.:
5.05%, 03/15/22	1,644	1,697,579
3.00%, 05/15/26	310	303,676
NiSource, Inc.:
5.25%, 02/15/43	55	59,320
4.38%, 05/15/47	364	368,674
Sempra Energy:
2.85%, 11/15/20	2,150	2,143,774
3.40%, 02/01/28	1,725	1,728,493
Virginia Electric & Power Co.:
2.88%, 07/15/29	180	178,289
6.00%, 01/15/36	626	795,730
4.60%, 12/01/48	530	601,577
3.30%, 12/01/49	1,111	1,109,322

		8,986,434

Security	Par (000)	Value

Oil, Gas & Consumable Fuels — 6.2%
BP Capital Markets America, Inc.:
3.59%, 04/14/27	$250	$248,619
3.94%, 09/21/28	46	49,134
4.23%, 11/06/28	530	571,284
BP Capital Markets PLC, 3.28%, 09/19/27	117	117,661
Cameron LNG LLC, 3.30%, 01/15/35(a)	590	510,615
Canadian Natural Resources Ltd., 3.85%, 06/01/27	650	514,021
Cenovus Energy, Inc.:
4.25%, 04/15/27	281	137,602
5.40%, 06/15/47	64	29,068
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	720	603,091
Cimarex Energy Co.:
4.38%, 06/01/24	310	244,296
3.90%, 05/15/27	1,184	792,831
Concho Resources, Inc.:
3.75%, 10/01/27	635	538,543
4.30%, 08/15/28	293	253,023
4.88%, 10/01/47	118	90,880
4.85%, 08/15/48	275	206,910
Continental Resources, Inc., 3.80%, 06/01/24	310	159,463
Devon Energy Corp.:
5.60%, 07/15/41	96	59,069
4.75%, 05/15/42	140	83,858
Diamondback Energy, Inc.:
2.88%, 12/01/24	570	398,142
3.50%, 12/01/29	1,150	781,911
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	485	519,078
Enbridge, Inc., 3.13%, 11/15/29	502	456,577
Energy Transfer Operating LP:
4.20%, 04/15/27	394	317,536
6.50%, 02/01/42	560	509,898
5.30%, 04/15/47	84	63,829
6.00%, 06/15/48	82	68,782
6.25%, 04/15/49	320	274,230
Enterprise Products Operating LLC:
5.95%, 02/01/41	196	211,990
5.70%, 02/15/42	164	173,576
4.45%, 02/15/43	884	835,027
4.25%, 02/15/48	229	212,566
4.80%, 02/01/49	220	219,973
4.20%, 01/31/50	90	85,866
Hess Corp.:
5.60%, 02/15/41	642	438,427
5.80%, 04/01/47	396	263,590
Kinder Morgan Energy Partners LP:
6.50%, 04/01/20	1,515	1,515,000
7.30%, 08/15/33	800	912,571
5.00%, 03/01/43	150	142,200
Kinder Morgan, Inc.:
6.50%, 09/15/20	925	927,072
5.00%, 02/15/21(a)	1,110	1,104,035
Marathon Oil Corp.:
2.80%, 11/01/22	720	551,248
4.40%, 07/15/27	1,284	856,568
Marathon Petroleum Corp., 4.75%, 09/15/44	251	190,832
MPLX LP:
(3 mo. LIBOR US + 0.900%), 1.90%, 09/09/21(e)	170	160,639
6.25%, 10/15/22(a)	336	302,475
3.50%, 12/01/22(a)	70	67,020
4.13%, 03/01/27	1,150	979,910
4.25%, 12/01/27(a)	180	145,395
Newfield Exploration Co., 5.38%, 01/01/26	335	174,967
Noble Energy, Inc.:
5.05%, 11/15/44	88	54,306
4.20%, 10/15/49	84	46,184

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.:
2.70%, 08/15/22	$310	$221,044
2.90%, 08/15/24	880	481,646
7.88%, 09/15/31	225	119,405
4.50%, 07/15/44	170	73,154
4.63%, 06/15/45	30	12,715
6.60%, 03/15/46	12	5,600
4.20%, 03/15/48	75	32,141
Ovintiv, Inc., 6.63%, 08/15/37	70	30,357
Pioneer Natural Resources Co., 3.45%, 01/15/21	255	245,922
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	890	863,333
4.20%, 03/15/28	475	407,569
Shell International Finance BV, 3.50%, 11/13/23	1,585	1,650,718
Spectra Energy Partners LP, 3.38%, 10/15/26	880	810,295
Sunoco Logistics Partners Operations LP:
5.35%, 05/15/45	902	707,377
5.40%, 10/01/47	880	700,931
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)	750	736,807
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28	265	237,887
Valero Energy Corp., 4.00%, 04/01/29	88	83,377
Western Midstream Operating LP, 5.38%, 06/01/21	1,025	819,026
Williams Cos., Inc., 4.50%, 11/15/23	1,300	1,221,323

		28,632,015

Paper & Forest Products — 0.2%
Celulosa Arauco y Constitucion SA, 5.50%, 04/30/49(a)	270	219,004
Georgia-Pacific LLC, 5.40%, 11/01/20(a)	865	873,267

		1,092,271

Pharmaceuticals — 3.0%
Allergan Funding SCS:
3.45%, 03/15/22	3,180	3,301,915
3.80%, 03/15/25	650	665,499
Bayer U.S. Finance II LLC, 3.88%, 12/15/23(a)	1,025	1,048,901
Bristol-Myers Squibb Co., 2.90%, 07/26/24(a)	1,330	1,409,473
Johnson & Johnson, 3.55%, 03/01/36	452	510,768
Merck & Co., Inc., 3.70%, 02/10/45	19	22,471
Pfizer, Inc.:
2.63%, 04/01/30	185	194,521
3.90%, 03/15/39	38	42,939
Sanofi, 3.63%, 06/19/28	60	66,494
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21	3,430	3,401,257
2.88%, 09/23/23	1,445	1,455,499
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28	425	484,487
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	514	493,761
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21	108	103,680
Wyeth LLC, 5.95%, 04/01/37	369	522,920

		13,724,585

Road & Rail — 2.0%
Burlington Northern Santa Fe LLC:
5.75%, 05/01/40	500	636,704
4.40%, 03/15/42	235	266,803
4.90%, 04/01/44	60	74,596
4.15%, 12/15/48	410	468,996
Canadian Pacific Railway Co., 2.05%, 03/05/30	125	116,204
CSX Corp.:
3.25%, 06/01/27	195	203,007

Security	Par (000)	Value

Road & Rail (continued)
3.80%, 03/01/28	$480	$519,627
4.25%, 03/15/29	135	151,321
4.30%, 03/01/48	105	115,073
4.75%, 11/15/48	71	81,736
3.80%, 04/15/50	20	20,898
Norfolk Southern Corp.:
3.80%, 08/01/28	875	899,852
3.94%, 11/01/47	170	177,228
4.15%, 02/28/48	140	147,721
3.40%, 11/01/49	100	97,039
4.05%, 08/15/52	36	38,648
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.38%, 02/01/22(a)	1,000	1,010,977
3.45%, 07/01/24(a)	1,065	1,081,258
Ryder System, Inc.:
2.88%, 09/01/20	1,000	995,559
2.80%, 03/01/22	70	69,101
Union Pacific Corp.:
4.05%, 03/01/46	355	374,245
4.50%, 09/10/48	215	243,389
3.80%, 10/01/51	20	21,905
3.95%, 08/15/59	159	168,339
3.84%, 03/20/60(a)	894	933,076
3.75%, 02/05/70	130	134,072

		9,047,374

Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices, Inc.:
2.95%, 01/12/21	1,145	1,146,236
2.50%, 12/05/21	340	343,261
Applied Materials, Inc., 3.30%, 04/01/27	705	750,040
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.20%, 01/15/21	1,000	986,757
3.00%, 01/15/22	10	9,889
3.88%, 01/15/27	2,503	2,391,287
Broadcom, Inc., 4.75%, 04/15/29(a)	840	852,056
Intel Corp.:
4.75%, 03/25/50	270	362,562
3.10%, 02/15/60	215	226,486
KLA Corp.:
4.65%, 11/01/24	40	42,203
4.10%, 03/15/29	939	986,336
5.00%, 03/15/49	60	71,376
3.30%, 03/01/50	445	416,911
Lam Research Corp.:
3.75%, 03/15/26	890	944,053
4.00%, 03/15/29	946	1,046,132
4.88%, 03/15/49	290	374,015
NVIDIA Corp.:
2.20%, 09/16/21	305	307,274
3.50%, 04/01/40	285	302,373
3.50%, 04/01/50	245	266,396
NXP BV/NXP Funding LLC, 5.55%, 12/01/28(a)	70	78,785
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 06/18/29(a)	1,681	1,722,649
QUALCOMM, Inc., 4.30%, 05/20/47	365	437,989

		14,065,066

Software — 2.4%
Microsoft Corp.:
2.88%, 02/06/24	1,600	1,702,296
4.10%, 02/06/37	530	638,872
3.75%, 02/12/45	466	561,019
4.45%, 11/03/45	1,082	1,422,810
3.70%, 08/08/46	495	594,217
Oracle Corp.:
2.40%, 09/15/23	2,050	2,099,146

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
3.85%, 07/15/36	$114	$119,864
5.38%, 07/15/40	800	1,068,566
4.50%, 07/08/44	300	345,840
4.00%, 07/15/46	60	66,936
4.00%, 11/15/47	965	1,058,508
3.60%, 04/01/50	785	785,020
3.85%, 04/01/60	720	724,659

		11,187,753

Specialty Retail — 0.7%
Home Depot, Inc.:
4.40%, 03/15/45	215	251,363
4.25%, 04/01/46	335	398,160
3.90%, 06/15/47	140	154,762
4.50%, 12/06/48	240	298,278
3.13%, 12/15/49	150	147,997
3.35%, 04/15/50	140	146,272
Lowe’s Cos., Inc.:
4.00%, 04/15/25	620	662,437
3.70%, 04/15/46	445	411,786
4.55%, 04/05/49	684	737,896

		3,208,951

Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.:
2.20%, 09/11/29	25	25,624
3.85%, 05/04/43	481	571,774
4.38%, 05/13/45	1,025	1,303,098
3.85%, 08/04/46	730	879,389
3.75%, 09/12/47	500	611,697
Dell International LLC/EMC Corp.:
4.42%, 06/15/21(a)	45	44,990
6.02%, 06/15/26(a)	1,375	1,419,112
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	125	125,151

		4,980,835

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.38%, 03/27/50	135	147,272

Tobacco — 1.6%
Altria Group, Inc.:
4.50%, 05/02/43	75	74,109
5.38%, 01/31/44	637	705,773
5.95%, 02/14/49	880	1,017,579
BAT Capital Corp.:
2.76%, 08/15/22	750	737,099
3.22%, 08/15/24	1,886	1,814,887
4.70%, 04/02/27	1,200	1,219,400
4.39%, 08/15/37	170	156,708
Reynolds American, Inc.:
4.00%, 06/12/22	730	740,289
4.85%, 09/15/23	220	228,910
4.45%, 06/12/25	43	43,257
5.70%, 08/15/35	550	589,685
7.00%, 08/04/41	70	75,698

		7,403,394

Trading Companies & Distributors — 0.3%
Air Lease Corp.:
2.50%, 03/01/21	905	832,359
3.38%, 06/01/21	540	485,867
3.00%, 02/01/30	135	97,498

		1,415,724

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 4.38%, 04/22/49	775	853,748
Rogers Communications, Inc., 3.70%, 11/15/49	339	346,201
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(a)	128	126,862

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC:
3.75%, 01/16/24	$850	$884,900
4.38%, 02/19/43	227	234,123
5.25%, 05/30/48	415	500,159

		2,945,993

Total Corporate Bonds — 85.7% (Cost: $398,913,904)		398,061,276

Foreign Agency Obligations — 0.5%

Mexico — 0.4%
Petroleos Mexicanos:
6.50%, 03/13/27	1,135	834,402
6.38%, 01/23/45	475	299,473
6.35%, 02/12/48	966	603,750
7.69%, 01/23/50(a)	390	265,200

		2,002,825

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 4.25%, 04/16/39(a)	200	197,000

Total Foreign Agency Obligations — 0.5% (Cost: $3,154,214)		2,199,825

Foreign Government Obligations — 1.9%

Chile — 0.2%
Republic of Chile, 3.50%, 01/25/50	910	946,400

Colombia — 0.3%
Republic of Colombia:
4.50%, 03/15/29	1,050	1,071,984
5.20%, 05/15/49	285	299,517

		1,371,501

Indonesia — 0.4%
Republic of Indonesia:
4.13%, 01/15/25(a)	350	359,516
3.50%, 01/11/28	975	960,984
3.50%, 02/14/50	370	369,514

		1,690,014

Israel — 0.0%
State of Israel, 3.88%, 07/03/50	250	250,000

Mexico — 0.6%
United Mexican States:
4.15%, 03/28/27	1,193	1,214,623
4.75%, 03/08/44	923	936,557
4.60%, 02/10/48	600	603,600

		2,754,780

Panama — 0.2%
Republic of Panama:
3.16%, 01/23/30	400	398,125
4.30%, 04/29/53	240	257,925
4.50%, 04/01/56	200	217,500

		873,550

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26	440	478,500

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27	315	339,314

Total Foreign Government Obligations — 1.9% (Cost: $8,583,561)		8,704,059

Taxable Municipal Bonds — 2.3%

California — 1.2%
City of San Francisco Public Utilities Commission Water Revenue RB, 3.30%, 11/01/39	495	460,261

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45	$1,075	$1,671,733
State of California GO:
7.30%, 10/01/39	510	787,777
7.63%, 03/01/40	1,125	1,822,939
University of California RB, 3.35%, 07/01/29	550	597,976

		5,340,686

Illinois — 0.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40	1,000	1,425,230

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42	165	162,116

New York — 0.8%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,601,302
New York State Dormitory Authority RB, 3.11%, 02/15/39	590	607,688
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,434,628

		3,643,618

Total Taxable Municipal Bonds — 2.3% (Cost: $8,639,546)		10,571,650

Security	Par (000)	Value

U.S. Treasury Obligations — 6.7%
U.S. Treasury Bonds:
2.38%, 11/15/49	$867	$1,080,534
2.00%, 02/15/50	77	89,550
U.S. Treasury Inflation Indexed Bonds, 1.00%, 02/15/49	1,517	1,885,038
U.S. Treasury Notes:
1.13%, 02/28/22	14,720	14,964,375
2.13%, 05/15/22	374	389,004
1.50%, 11/30/24	4,936	5,197,646
1.75%, 12/31/24	1,520	1,618,444
1.38%, 01/31/25	4,982	5,219,229
1.13%, 02/28/25	838	868,738

Total U.S. Treasury Obligations — 6.7% (Cost: $30,281,729)		31,312,558

Total Long-Term Investments — 99.6% (Cost: $461,970,334)		462,287,022

	Shares

Short-Term Securities — 0.2%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.51%(f)	1,041,835	1,041,835

Total Short-Term Securities — 0.2% (Cost: $1,041,835)		1,041,835

Options Purchased — 0.0% (Cost: $173,230)		535

Total Investments — 99.8% (Cost: $463,185,399)		463,329,392

Other Assets Less Liabilities — 0.2%.		937,493

Net Assets — 100.0%		$464,266,885

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Perpetual security with no stated maturity date.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	13	06/19/20	$2,328	$76,635
U.S. Treasury Notes (10 Year)	19	06/19/20	2,635	78
U.S. Ultra Treasury Bonds	18	06/19/20	3,994	(9,856)
U.S. Treasury Notes (2 Year)	99	06/30/20	21,818	4,272
U.S. Treasury Notes (5 Year)	32	06/30/20	4,012	8,616

				79,745

Short Contracts
U.S. Ultra Treasury Notes (10 Year)	16	06/19/20	2,497	(138,242)

				$(58,497)

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 09/08/50	3.50%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	JPMorgan Chase Bank N.A.	09/08/20	3.50%	$4,760	$535

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Boeing Co.	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	BBB	$2,200	$(54,244)	$11,474	$(65,718)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	BBB-	$1,875	6,678	(18,771)	25,449

							$(47,566)	$(7,297)	$(40,269)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$11,474	$18,771	$25,449	$65,718

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$89,601	$—	$89,601
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	535	—	535
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	36,923	—	—	—	—	36,923

		$—	$36,923	$—	$—	$90,136	$—	$127,059

Liabilities — Derivative Financial Instruments
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$148,098	$—	$148,098
Swaps — OTC	Unrealized depreciation on OTC swaps; Swaps premiums received	—	84,489	—	—	—	—	84,489

		$—	$84,489	$—	$—	$148,098	$—	$232,587

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$2,470,147	$—	$2,470,147
Swaps	—	(66,518)	—	—	100,177	—	33,659

	$—	$(66,518)	$—	$—	$2,570,324	$—	$2,503,806

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(157,031)	$—	$(157,031)
Options purchased(a)	—	—	—	—	(32,235)	—	(32,235)
Swaps	—	(49,619)	—	—	—	—	(49,619)

	$—	$(49,619)	$—	$—	$(189,266)	$—	$(238,885)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,418,921
Average notional value of contracts — short	16,601,045
Options:
Average notional value of swaption contracts purchased	4,760,000
Credit default swaps:
Average notional value — buy protection	7,148,750
Average notional value — sell protection	2,425,000
Interest rate swaps:
Average notional value — pays fixed rate	262,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$8,589	$61,154
Options(a)	535	—
Swaps — OTC(b)	36,923	84,489

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$46,047	$145,643
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,589)	(61,154)

Total derivative assets and liabilities subject to an MNA	$37,458	$84,489

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas S.A	$11,474	$(11,474)	$—	$—	$—
JPMorgan Chase Bank N.A	535	—	—	(535)	—
Morgan Stanley & Co., International PLC	25,449	(18,771)	—	—	6,678

	$37,458	$(30,245)	$—	$(535)	$6,678

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)
BNP Paribas S.A	$65,718	$(11,474)	$—	$ —	$ 54,244
Morgan Stanley & Co., International PLC	18,771	(18,771)	—	—	—

	$84,489	$(30,245)	$—	$ —	$ 54,244

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$462,287,022	$—	$462,287,022
Short-Term Securities	1,041,835	—	—	1,041,835
Options Purchased:
Interest rate contracts	—	535	—	535

	$1,041,835	$462,287,557	$—	$463,329,392

(a) See above Schedule of Investments for values in each security type.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Credit contracts.	$—	$25,449	$—	$25,449
Interest rate contracts	89,601	—	—	89,601
Liabilities:
Credit contracts.	—	(65,718)	—	(65,718)
Interest rate contracts	(148,098)	—	—	(148,098)

	$(58,497)	$(40,269)	$—	$(98,766)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 95.1%

Alabama — 1.5%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home for the Aging Project, Series 2015-1, 5.50%, 06/01/30	$500	$545,985
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,164,160
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35	1,000	1,166,200
Tuscaloosa County IDA, Refunding RB, Hunt Refining Project, Series A, 5.25%, 05/01/44(a)	1,745	1,707,343

		4,583,688

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 4.63%, 06/01/23	65	65,074

Arizona — 2.5%
Arizona IDA:
RB, Academies Math & Science Project, Series B, 5.13%, 07/01/47(a)	195	182,171
RB, Charter Schools Project, 7.10%, 01/01/55(a)	1,150	1,094,363
RB, Christian University Project, Series A, 5.63%, 10/01/49(a)	170	170,887
RB, Doral Academy Nevada-Fire Mesa & Red Rock Campus Project, Series A, 5.00%, 07/15/39(a)	220	222,037
RB, Lone Mountain Campus Project, Series A, 5.00%, 12/15/49(a)	105	102,245
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/26(a)	300	298,701
Refunding RB, Basis Schools Projects, Series A, 5.13%, 07/01/37(a)	605	592,839
Refunding RB, Odyssey Prepatory Academy Project, 5.50%, 07/01/52(a)	610	577,286
City of Phoenix Civic Improvement Corp., RB, AMT, Junior Lien Apartment Project, Series B, 4.00%, 07/01/39	800	893,424
City of Phoenix IDA:
RB, Downtown Phoenix Student Housing II LLC, Arizona State University Project, Series A, 5.00%, 07/01/59	880	1,006,359
RB, Legacy Traditional Schools Project, 5.00%, 07/01/46(a)	570	528,065
RB, Oro Valley Project, Series A, 5.00%, 07/01/49(a)	270	235,575
Refunding RB, Basis Schools Projects, 5.00%, 07/01/45(a)	140	128,964
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/35(a)	45	43,950
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/46(a)	50	45,144
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/35(a)	300	300,372
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/45(a)	100	92,559
County of Pima IDA, RB, Paideia Academies Project:
5.13%, 07/01/39	145	128,585
5.25%, 07/01/49	180	150,485
La Paz County IDA, RB, Imagine Schools West Middle Project, 5.88%, 06/15/48(a)	285	259,914

Security	Par (000)	Value

Arizona (continued)
Maricopa County IDA, Refunding RB, HonorHealth Project, Series A, 4.13%, 09/01/38	$230	$256,574
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	588,605
Tempe IDA, RB, Friendship Village of Tempe Project - Tempe Life Care Village, Inc., 5.00%, 12/01/54	100	88,914

		7,988,018

Arkansas — 1.0%
Arkansas Development Finance Authority, RB, AMT, Big River Steel Project, 4.50%, 09/01/49(a)	3,045	2,700,123
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	256,448
5.00%, 12/01/42	250	277,677

		3,234,248

California — 4.7%
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 06/01/28	500	500,055
RB, Asset-Backed, 5.60%, 06/01/36	425	425,013
RB, Asset-Backed, 5.70%, 06/01/46	760	748,874
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 06/01/26	20	20,058
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 06/01/26	265	265,093
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 06/01/45	330	333,092
Refunding RB, Turbo, Golden Gate Tobacco Project, Series A, 5.00%, 06/01/36	300	299,994
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	750	784,328
California Municipal Finance Authority:
RB, Sycamore Academy Project, 5.63%, 07/01/44(a)	150	153,351
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 02/01/46	650	734,026
Refunding RB, Emerson College Project, Series B, 5.00%, 01/01/37	630	757,071
California School Finance Authority, RB:
Alliance College-Ready Public Schools Project, 5.00%, 07/01/51(a)	300	328,281
Alta Public Schools Project, Series A, 6.75%, 11/01/45a)	250	254,010
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center Project, Series A, 5.25%, 12/01/56(a)	100	106,392
Refunding RB, (AGM), 5.00%, 11/15/49	500	571,410
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44(a)	250	256,868
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 05/01/43	85	84,918
Series B, 5.63%, 05/01/29	50	50,120
Series B, 6.00%, 05/01/43	315	314,698
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 09/01/44	250	274,357

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, Refunding RB, AMT, Series A, 5.00%, 05/15/39	$2,000	$2,432,720
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 09/01/44	500	511,625
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 3.50%, 06/01/36	1,300	1,286,870
Series A-1, 5.00%, 06/01/47	115	111,533
Series A-2, 5.00%, 06/01/47	1,865	1,816,715
Oakland Unified School District, GO, Series A, 5.00%, 08/01/40	350	400,935
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	583,850
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 08/01/31(a)(b)	580	336,986

		14,743,243

Colorado — 4.1%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47	1,000	926,480
Arista Metropolitan District, GO, Refunding, Improvement, County Unlimited and Special Project, Series A, 5.00%, 12/01/38	500	508,175
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48	500	440,825
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48	655	624,732
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	155	147,704
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45	500	525,555
Colorado Health Facilities Authority:
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/40	815	901,520
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/45	620	689,235
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 02/01/41	210	216,623
Refunding RB, Catholic Health Initiatives Project, Series B-1, 5.00%, 07/01/38	215	234,722
Refunding RB, CommonSpirit Health Project, Series A-1, 4.00%, 08/01/39	750	753,135
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	502,505
Denver Convention Center Hotel Authority, Refunding RB, Senior, 5.00%, 12/01/40	950	911,449
DIATC Metropolitan District, GO, 3.25%, 12/01/29(a)	590	523,643
First Creek Village Metropolitan District, GO, Series A:
5.00%, 12/01/39	600	605,562
5.00%, 08/01/49	540	537,759
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	446,950
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49	675	563,470
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37	550	541,524
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1:
5.00%, 12/01/37	250	262,330
5.00%, 12/01/47	180	186,586

Security	Par (000)	Value

Colorado (continued)
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49	$645	$600,256
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	1,000	828,110
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	500	450,875

		12,929,725

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, RB, Mary Wade Home Issue Project, Series A-1, 5.00%, 10/01/54(a)	145	137,373
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	775	716,278
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 02/01/45(a)	98	101,346
Refunding RB, Priority District Project, Series C, 6.25%, 02/01/30(a)	330	366,844

		1,321,841

Delaware — 0.2%
Delaware EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	505	504,071

District of Columbia — 1.0%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Dulles Metrorail & Capital Improvement Project, Series B, 4.00%, 10/01/49	3,030	3,061,179

Florida — 6.5%
Babcock Ranch Community Independent Special District, Special Assessment RB, 4.25%, 11/01/21	215	214,465
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	500	544,315
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31	480	458,414
Capital Trust Agency, Inc., RB:
Paragon Academy of Technology-Sunshine Elementary Charitable School Project, Series A, 5.75%, 06/01/54(a)	420	379,050
Renaissance Charter School, Inc. Project, Series A, 5.00%, 06/15/49(a)	100	89,648
Celebration Pointe Community Development District, Special Assessment RB:
5.13%, 05/01/45	250	240,745
Alachua County Project, 4.00%, 05/01/22(a)	80	79,619
Charlotte County IDA, RB, Town & Country Utilities Project:
5.00%, 10/01/34(a)	105	106,978
5.00%, 10/01/49(a)	510	492,946
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,000	1,125,770
County of Broward Airport System Revenue, RB, AMT, Series A, 4.00%, 10/01/49	610	632,283
County of Broward Port Facilities Revenue, RB, AMT, Senior Bond, Series B, 4.00%, 09/01/49	2,500	2,588,800
County of Osceola Transportation Revenue, Refunding RB:
Series A-2, 0.00%, 10/01/46(b)	935	372,644
Series A-2, 0.00%, 10/01/47(b)	900	346,212
Series A-2, 0.00%, 10/01/48(b)	635	233,318

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Series A-2, 0.00%, 10/01/49(b)	$525	$186,454
County of Palm Beach, RB, Palm Beach Atlantic University Housing Project, Series A, 5.00%, 04/01/51(a)	110	105,567
Florida Development Finance Corp., RB:
AMT, Waste Pro USA, Inc. Project, 5.00%, 08/01/29(a)(c)	470	471,621
Renaissance Charter School Project, Series A, 6.13%, 06/15/44	45	45,893
Florida Gulf Coast University Financing Corp., Refunding RB, Financing Corp. Housing Project, Series A, 4.00%, 02/01/38	765	850,298
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48(a)	355	357,034
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	238,738
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33	370	324,560
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	385,763
Lakewood Ranch Stewardship District, Special Assessment RB:
Cresswind Project, 4.40%, 05/01/39	525	495,757
Indigo Expansion Area Project, 4.00%, 05/01/49(a)	200	167,266
Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29(a)	135	138,013
Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39(a)	135	141,372
Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48(a)	210	219,059
Lakewood Centre North Project, 4.88%, 05/01/35	250	251,688
Northeast Sector Project - Phase 1B, 4.75%, 05/01/29	180	181,838
Northeast Sector Project - Phase 1B, 5.30%, 05/01/39	205	211,693
Northeast Sector Project - Phase 1B, 5.45%, 05/01/48	365	375,483
Northeast Sector Project - Phase 2A, 3.00%, 05/01/24	155	156,147
Northeast Sector Project - Phase 2A, 3.25%, 05/01/29	225	226,276
Stewardship District Azario Project, 3.13%, 05/01/25	315	318,355
Village of Lakewood Ranch Project, Series 2016, 5.13%, 05/01/46	100	95,459
Orange County Health Facilities Authority:
RB, Presbyterian Retirement Community Project, 5.00%, 08/01/35	250	274,245
Refunding RB, Presbyterian Retirement Community Project, 5.00%, 08/01/41	695	751,893
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25	300	290,025
Parker Road Community Development District, Special Assessment Refunding RB:
3.10%, 05/01/25	275	261,539
3.38%, 05/01/30	335	295,708
Pinellas County IDA, RB, 2017 Foundation for Global Understanding, Inc. Project, 5.00%, 07/01/39	250	268,475

Security	Par (000)	Value

Florida (continued)
Portico Community Development District, Special Assessment RB, Series 2:
3.25%, 05/01/31	$100	$97,389
4.00%, 05/01/50	425	387,341
Preserve at South Branch Community Development District, Special Assessment RB, Phase 2:
3.25%, 11/01/24	100	97,737
3.50%, 11/01/30	200	185,714
Seminole County IDA, Refunding RB, Legacy Pointe at UCF Project, Series A:
5.50%, 11/15/49	740	615,732
5.75%, 11/15/54	595	500,401
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34	375	365,400
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37	185	161,583
Trout Creek Community Development District, Special Assessment RB:
4.50%, 05/01/23	250	249,445
5.00%, 05/01/28	240	239,674
5.63%, 05/01/45	250	240,315
West Villages Improvement District, Unit Development No. 7, Master Infrastructure, Special Assessment RB:
4.25%, 05/01/29	100	94,719
4.75%, 05/01/39	190	172,216
5.00%, 05/01/50	290	256,282
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(a)	805	746,332

		20,401,706

Georgia — 2.1%
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 08/15/54	250	285,930
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,115,338
Municipal Electric Authority of Georgia:
RB, Plant Vogtle Units 3&4 Project M Bonds, Series A, 5.00%, 01/01/56	3,515	4,116,979
Refunding RB, Sub-Series A, 4.00%, 01/01/49	845	914,332

		6,432,579

Idaho — 0.2%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group Project, Series D, 4.00%, 12/01/43	540	587,579

Illinois — 6.0%
City of Chicago Board of Education, GO:
Refunding, Series A, 0.00%, 12/01/25(b)	135	120,239
Refunding, Series A, 5.00%, 12/01/29	360	370,832
Refunding, Series A, 5.00%, 12/01/30	425	434,945
Refunding, Series B, 4.00%, 12/01/35	230	207,322
Refunding, Series C, 5.00%, 12/01/25	225	232,250
Refunding, Series C, 5.00%, 12/01/34	625	625,050
Refunding, Series D, 5.00%, 12/01/25	290	299,344
Refunding, Series F, 5.00%, 12/01/22	215	218,937
Series A, 5.00%, 12/01/41	200	195,708
Series A, 5.00%, 12/01/42	570	556,405
Series D, 5.00%, 12/01/46	485	471,328
Series D, 5.00%, 12/01/46	190	184,657
Series H, 5.00%, 12/01/46	625	607,381

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago, GO, Refunding, Series A, 6.00%, 01/01/38	$275	$288,544
City of Chicago, O’Hare International Airport Revenue, Refunding RB:
Senior Lien, Series D, 5.00%, 01/01/39	260	275,891
Series D, 5.00%, 01/01/46	1,000	1,077,590
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 01/01/39	500	559,380
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	920	1,008,210
Illinois Finance Authority, Refunding RB:
Chicago LLC University of Illinois at Chicago Project, 5.00%, 02/15/47	900	1,005,264
Presence Health Network Project, Series C, 5.00%, 02/15/41	650	753,837
Senior, Rogers Park Montessori School Project, 6.13%, 02/01/45	150	155,143
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 06/15/53	390	395,795
RB, McCormick Place Expansion Project, Series A, 5.00%, 06/15/57	660	640,517
RB, McCormick Place Expansion Project, Series B, 0.00%, 12/15/51(b)	6,540	1,155,618
Refunding RB, McCormick Place Expansion Project, Series A, 4.00%, 06/15/50	680	612,490
Refunding RB, McCormick Place Expansion Project, Series B, 5.00%, 06/15/52	80	76,994
Refunding RB, McCormick Project, Series B-2, 5.00%, 06/15/50	600	601,362
State of Illinois, GO:
5.00%, 01/01/28	1,005	1,047,692
5.00%, 04/01/31	1,000	1,017,910
5.50%, 07/01/33	365	375,384
5.00%, 03/01/37	300	302,193
5.00%, 02/01/39	1,000	1,015,670
5.00%, 05/01/39	275	279,669
Refunding, Series B, 5.00%, 10/01/27	400	418,368
Series A, 5.00%, 01/01/33	310	312,102
Series A, 5.00%, 12/01/35	825	844,800

		18,744,821

Indiana — 1.0%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 01/01/29(a)	400	402,436
County of Allen RB, StoryPoint Fort Wayne Project:
6.63%, 01/15/34(a)	100	103,879
6.75%, 01/15/43(a)	395	400,664
6.88%, 01/15/52(a)	380	382,839
Indiana Finance Authority:
RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 01/01/51	1,000	1,013,860
Refunding RB, Marquette Project, 4.75%, 03/01/32	270	280,249
Indiana Housing & Community Development Authority, RB, Lake Meadows Assisted Living Project, Series A, 5.00%, 01/01/39(a)	430	376,246
Town of Chesterton RB, StoryPoint Chesterton Project, Series A, 6.38%, 01/15/51(a)	265	252,927

		3,213,100

Security	Par (000)	Value

Iowa — 1.7%
Iowa Finance Authority:
RB, Lifespace Communities Project, Series A, 5.00%, 05/15/48	$940	$935,103
Refunding RB, Iowa Fertilizer Co. Project, 3.13%, 12/01/22	795	772,788
Refunding RB, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	310	318,516
Refunding RB, Iowa Fertilizer Co. Project, Series A, 5.25%, 12/01/50(c)	400	407,364
Refunding RB, Unitypoint Health Project, Series E, 4.00%, 08/15/46	570	600,769
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Liquidity Corp. Project, Sub-Series C, 3.50%, 12/01/44	2,000	1,936,780
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.50%, 06/01/42	485	463,146

		5,434,466

Kentucky — 0.2%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health Project, Series A, 5.25%, 06/01/41	500	551,990

Louisiana — 0.3%
Calcasieu Parish Memorial Hospital Service District, Refunding RB, Lake Charles Memorial Hospital Project, 5.00%, 12/01/34	250	268,393
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 09/15/44(a)	475	416,276
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, University of Louisiana-Monroe Student Housing Project, Series A, 5.00%, 07/01/54(a)	400	372,052

		1,056,721

Maine — 1.2%
Finance Authority of Maine, Refunding RB, AMT, (AGM), Student Loan Revenue Bond, Class A, Series 2019 A-1, 3.50%, 12/01/39	3,600	3,696,588

Maryland — 2.0%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 07/01/44	250	226,100
City of Baltimore, Refunding:
RB, Baltimore Research Park Project, Series A, 4.00%, 09/01/27	100	98,610
Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.20%, 06/01/30(a)	200	183,062
Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.25%, 06/01/31(a)	225	204,487
Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.30%, 06/01/32(a)	250	225,580
Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.35%, 06/01/33(a)	270	241,861
Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.40%, 06/01/34(a)	285	253,411

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.45%, 06/01/35(a)	$300	$264,924
County of Baltimore, Refunding RB, Riderwood Village, Inc. Project, 4.00%, 01/01/40	800	885,568
County of Frederick, Tax Allocation Bonds, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	150	132,292
Maryland Community Development Administration, Refunding RB, Series A, 4.10%, 09/01/38	580	621,238
Maryland Economic Development Corp:
RB, AMT, Green Bonds, Purple Line Light Rail Project, 5.00%, 03/31/51	620	693,272
Refunding RB, Senior, University of Maryland Project, 5.00%, 07/01/39	100	110,467
Maryland Health & Higher Educational Facilities Authority:
RB, Legends Charter School Project, Series A, 7.00%, 03/01/55(a)	1,940	1,613,091
Refunding RB, Meritus Medical Center Project, 5.00%, 07/01/40	500	538,825

		6,292,788

Massachusetts — 2.4%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 07/01/44	500	552,750
RB, Emerson College Project, 5.00%, 01/01/43	500	564,715
RB, Emerson College Project, 5.00%, 01/01/48	1,000	1,113,770
RB, Emerson College Project, Series A, 5.00%, 01/01/47	500	551,080
RB, Green Bonds, Boston Medical Center Project, 5.00%, 07/01/44	180	193,491
RB, University of Massachusetts Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,041,440
RB, University of Massachusetts Darthmouth Student Housing Project, 5.00%, 10/01/54	710	808,875
Refunding RB, Emmanuel College Project, Series A, 5.00%, 10/01/35	750	817,830
Refunding RB, Series A, 4.00%, 07/01/44	1,250	1,308,638
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A, 4.45%, 12/01/42	620	642,506

		7,595,095

Michigan — 1.4%
Advanced Technology Academy, Refunding RB, 3.88%, 11/01/29	250	223,128
City of Detroit, GO:
5.00%, 04/01/34	90	93,208
5.00%, 04/01/35	90	93,215
5.00%, 04/01/36	65	67,328
5.00%, 04/01/37	100	103,589
5.00%, 04/01/38	45	46,559
Michigan Finance Authority, Refunding RB:
AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 07/01/44	250	264,918
Series A, 4.00%, 12/01/49	1,355	1,461,503
Michigan Tobacco Settlement Finance Authority, RB, Turbo, Series A, 6.88%, 06/01/42	500	499,995

Security	Par (000)	Value

Michigan (continued)
Wayne County Airport Authority, RB:
AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	$250	$277,887
Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	556,335
Series D, 5.00%, 12/01/40	500	569,280

		4,256,945

Minnesota — 1.1%
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 07/01/37	605	614,910
City of Minneapolis, RB, Northeast College Prep Project, Series A, 5.00%, 07/01/40	435	390,069
Duluth EDA, Refunding RB, Essentia Health Obligated Group Project, Series A:
4.25%, 02/15/48	1,265	1,359,685
5.25%, 02/15/58	425	490,918
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB:
Great River School Project, Series A, 5.50%, 07/01/38(a)	240	238,073
Hmong College Prep Academy Project, Series E, 5.50%, 09/01/36	310	320,332

		3,413,987

Missouri — 1.6%
City of St. Louis IDA, Refunding RB, Ballpark Village Development Project, Series A:
4.38%, 11/15/35	215	213,392
4.75%, 11/15/47	240	236,335
Kansas City IDA:
RB, AMT, Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 03/01/54	2,205	2,458,994
Refunding RB, Kansas City United Methodist Church Project, 5.75%, 11/15/36(a)(d)(e)	220	175,797
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds, Convention Center Hotel Project, Series B:
4.38%, 02/01/31(a)	755	735,808
5.00%, 02/01/40(a)	260	261,752
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 05/01/35	400	333,748
Saint Louis County IDA, Refunding RB, Friendship Village St. Louis Project, 5.00%, 09/01/37	695	711,499

		5,127,325

Nebraska — 0.2%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	558,285

Nevada — 1.7%
City of Reno, Refunding RB, (AGM), Series A-1, 4.00%, 06/01/46	5,000	5,337,150

New Hampshire — 0.3%
New Hampshire Business Finance Authority:
RB, The Vista Project, Series A, 5.25%, 07/01/39(a)	190	186,703
RB, The Vista Project, Series A, 5.63%, 07/01/46(a)	125	124,582

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire (continued)
RB, The Vista Project, Series A, 5.75%, 07/01/54(a)	$255	$254,974
Refunding RB, AMT, Resource Recovery Covanta Project, Series C, 4.88%, 11/01/42(a)	130	133,632
Refunding RB, Resource Recovery Covanta Project, Series B, 4.63%, 11/01/42(a)	320	326,339

		1,026,230

New Jersey — 8.0%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	250	276,220
5.25%, 11/01/44	560	610,467
Essex County Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	250	251,292
New Jersey EDA:
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 04/01/31	95	100,346
RB, AMT, Private Activity - The Goethals Project, 5.38%, 01/01/43	500	543,970
RB, Friends of Vineland Public Charter School Project, Series A, 5.25%, 11/01/54(a)	945	761,850
RB, Provident Group-Kean Properties Project, 5.00%, 07/01/32	200	231,122
RB, School Facilities Construction Project, Series EEE, 5.00%, 06/15/43	2,935	3,123,134
RB, Series WW, 5.25%, 06/15/40	945	995,869
RB, Series WW, 5.25%, 06/15/40	55	66,555
Refunding RB, (AGM), Provident Group-Montclair Project, 5.00%, 06/01/37	200	236,202
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 08/01/49(a)	250	232,637
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group Project, Series A, 4.00%, 07/01/47	540	576,272
New Jersey Health Care Facilities Financing Authority, Refunding RB, Barnabas Health Obligated Project:
4.25%, 07/01/44	395	416,318
5.00%, 07/01/44	220	243,210
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49	820	845,887
New Jersey Transportation Trust Fund Authority, RB, Transportation Program:
Series AA, 5.00%, 06/15/38	325	331,344
Series AA, 5.25%, 06/15/41	205	215,990
Series AA, 5.25%, 06/15/43	1,615	1,748,237
Series AA, 5.00%, 06/15/44	30	31,008
Series AA, 5.00%, 06/15/44	30	30,783
Series AA, 5.00%, 06/15/46	450	468,468
Series B, 5.00%, 06/15/42	280	293,689
Series BB, 4.00%, 06/15/50	4,000	3,852,240
New Jersey Turnpike Authority, RB, Series A:
5.00%, 01/01/43	370	389,936
4.00%, 01/01/48	2,000	2,199,160
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	375	424,380
Series A, 5.25%, 06/01/46	1,100	1,129,590
Sub-Series B, 5.00%, 06/01/46	4,335	4,335,000

		24,961,176

Security	Par (000)	Value

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	$325	$348,104

New York — 5.7%
Build NYC Resource Corp., Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 01/01/35(a)	285	310,858
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	1,000	882,540
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 05/01/44	195	212,080
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 06/01/45	495	467,354
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 07/01/44	500	540,740
New York City Housing Development Corp., RB, Series C-1A, 4.20%, 11/01/44	1,000	1,036,490
New York Counties Tobacco Trust IV, Refunding RB:
Series A, 5.00%, 06/01/42	915	824,662
Series A, 5.00%, 06/01/45	225	199,147
Turbo, Series A, 6.25%, 06/01/41(a)	550	550,308
New York Counties Tobacco Trust VI, Refunding RB:
5.00%, 06/01/45	835	789,534
5.00%, 06/01/51	420	385,190
New York Liberty Development Corp., Refunding RB:
Class 1-3 World Trade Center Project, 5.00%, 11/15/44(a)	2,000	2,034,220
Class 2-3 World Trade Center Project, 5.38%, 11/15/40(a)	150	154,339
Class 3-3 World Trade Center Project, 7.25%, 11/15/44(a)	100	110,641
New York State Dormitory Authority, Refunding RB, Orange Regional Medical Center Project, 5.00%, 12/01/35(a)	215	243,565
New York State Housing Finance Agency, RB, Affordable Housing Project, Series D, 3.25%, 11/01/34	1,000	1,042,890
New York State Thruway Authority, RB, Series B, 4.00%, 01/01/50	1,490	1,628,421
New York State Urban Development Corp., RB, State Personal Income Tax General Purpose Project, Series A, 4.00%, 03/15/47	1,000	1,104,690
New York Transportation Development Corp., RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A:
5.00%, 07/01/34	500	517,120
5.00%, 07/01/41	1,470	1,497,945
Tompkins County Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, 5.00%, 07/01/44	385	395,946
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	329	351,025
Westchester County Local Development Corp., Refunding RB, Kendal on the Hudson Project, 5.00%, 01/01/34	1,080	1,130,879
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C:
4.00%, 06/01/42	965	852,182
5.13%, 06/01/51	500	476,550

		17,739,316

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.6%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1- 77, 5.00%, 06/30/54	$115	$128,863
North Carolina Housing Finance Agency, RB, 3.63%, 07/01/49	5	5,180
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	250	230,443
North Carolina Turnpike Authority, RB, (AGM), Senior Lien, Triangle Expressway System Project, 4.00%, 01/01/55	370	389,732
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(a)	250	249,445
University of North Carolina Hospitals at Chapel Hill, RB, 5.00%, 02/01/45	565	766,880

		1,770,543

North Dakota — 0.3%
County of Cass, Refunding RB, Essentia Health Obligated Group Project, Series B, 5.25%, 02/15/58	855	987,611

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	8,095	7,241,382
Butler County Port Authority, RB, Storypoint Fairfield Project, 6.38%, 01/15/43(a)	435	426,061
County of Franklin, RB, OPRS Communities Obligation Group Project, Series 2013A, 6.13%, 07/01/40	585	622,686
County of Hamilton, RB, Improvement, Life Enriching Community Project, 5.00%, 01/01/46	190	182,185
Hickory Chase Community Authority, Refunding RB, Senior Bonds, Hickory Chase Project, Series A, 5.00%, 12/01/40(a)	455	484,807
Ohio Air Quality Development Authority, RB, AMT, AMG Vanadium Project, 5.00%, 07/01/49 (a)	880	853,653
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	208,434
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 06/30/53	370	410,537

		10,429,745

Oklahoma — 1.6%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	1,250	1,316,813
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	975	1,112,982
5.25%, 08/15/43	875	997,902
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 06/01/35(c)	615	597,811
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	965	973,357

		4,998,865

Oregon — 2.0%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 06/15/38(b)	275	145,139

Security	Par (000)	Value

Oregon (continued)
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	$150	$153,057
Oregon Facilities Authority, RB, Howard Street Charter School Project, Series A, 5.25%, 06/15/55(a)	305	261,757
Salem Hospital Facility Authority, Refunding RB, Multi Model - Salem Health Projects, Series A, 4.00%, 05/15/49	5,000	5,285,850
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series 2016A, 5.00%, 11/15/36	300	306,120

		6,151,923

Pennsylvania — 3.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	295	299,460
County of Lehigh, Refunding RB, Lehigh Valley Health Network Project, Series A, 4.00%, 07/01/49	2,000	2,117,240
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 04/01/33	250	252,687
Montgomery County Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Project, Series A, 4.00%, 09/01/49	1,255	1,292,637
Montgomery County IDA, Refunding RB:
Albert Einstein Healthcare Project, 5.25%, 01/15/45	500	514,520
Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	170	170,957
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 07/01/45	250	256,115
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	110	109,041
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	1,625	1,769,739
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	460,965
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	1,010	914,333
Pennsylvania Higher Educational Facilities Authority:
RB, University of Pennsylvania Health System Project, 4.00%, 08/15/44	1,045	1,147,379
Refunding RB, Widener University Project, 5.00%, 07/15/38	250	278,102
Pennsylvania Turnpike Commission, RB:
Series B, 5.25%, 12/01/44	1,000	1,132,270
Sub-Series A, 5.50%, 12/01/42	660	785,077
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 04/01/45	500	562,380
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 07/01/42	130	135,422

		12,198,324

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 9.0%
Children’s Trust Fund:
RB, Asset-Backed, Series A, 0.00%, 05/15/57(b)	$15,375	$755,527
RB, Asset-Backed, Series B, 0.00%, 05/15/57(b)	15,620	523,582
Refunding RB, Asset-Backed, 5.50%, 05/15/39	160	159,997
Commonwealth of Puerto Rico, GO:
Refunding, Series A, 5.50%, 07/01/18(d)(e)	285	170,160
Refunding, Series A, 5.50%, 07/01/32(d)(e)	90	61,234
Refunding, Series A, 8.00%, 07/01/35(d)(e)	3,100	1,869,416
Refunding, Series A, 5.50%, 07/01/39(d)(e)	865	541,490
Refunding, Series A, 6.50%, 07/01/40(d)(e)	625	426,428
Refunding, Series A, 5.00%, 07/01/41(d)(e)	455	276,412
Refunding, Series B, 6.00%, 07/01/39(d)(e)	135	92,108
Series A, 5.25%, 07/01/22(d)(e)	75	51,029
Series A, 5.13%, 07/01/31(d)(e)	207	140,839
Series A, 6.00%, 07/01/38(d)(e)	160	109,165
Series A, 5.75%, 07/01/41(d)(e)	90	64,800
Series B, 5.25%, 07/01/17(d)(e)	30	17,912
Puerto Rico Commonwealth Aqueduct & Sewer Authority:
RB, Senior Lien, Series A, 5.00%, 07/01/33	25	23,509
RB, Senior Lien, Series A, 5.13%, 07/01/37	85	79,839
RB, Senior Lien, Series A, 5.75%, 07/01/37	1,070	1,045,101
RB, Senior Lien, Series A, 5.25%, 07/01/42	360	341,942
Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,505	1,516,242
Refunding RB, Senior Lien, Series A, 6.00%, 07/01/44	315	314,991
Puerto Rico Electric Power Authority:
RB, Series 2013 A-RSA-1, 7.00%, 07/01/33(d)(e)	1,795	1,304,193
RB, Series 2013 A-RSA-1, 6.75%, 07/01/36(d)(e)	635	461,372
RB, Series 2013 A-RSA-1, 7.00%, 07/01/43(d)(e)	175	127,150
RB, Series A-3, 10.00%, 07/01/19(d)(e)	177	150,695
RB, Series AAA-RSA-1, 5.25%, 07/01/22(d)(e)	160	113,365
RB, Series AAA-RSA-1, 5.25%, 07/01/28(d)(e)	265	187,760
RB, Series AAA-RSA-1, 5.25%, 07/01/29(d)(e)	40	28,341
RB, Series A-RSA-1, 5.00%, 07/01/29(d)(e)	385	272,784
RB, Series A-RSA-1, 5.00%, 07/01/42(d)(e)	470	333,009
RB, Series B-3, 10.00%, 07/01/19(d)(e)	177	150,695
RB, Series C-1, 5.40%, 01/01/18(d)(e)	486	379,351
RB, Series C-2, 5.40%, 07/01/18(d)(e)	486	379,412
RB, Series C-3, 5.40%, 01/01/20(d)(e)	49	38,353
RB, Series C-4, 5.40%, 07/01/20(d)(e)	49	38,353
RB, Series CCC-RSA-1, 5.25%, 07/01/26(d)(e)	125	88,566
RB, Series CCC-RSA-1, 5.25%, 07/01/28(d)(e)	70	49,597
RB, Series D-2-RSA-1, 7.50%, 01/01/20(d)(e)	840	610,571
RB, Series TT-RSA-1, 5.00%, 07/01/23(d)(e)	855	605,793
RB, Series TT-RSA-1, 5.00%, 07/01/25(d)(e)	45	31,884
RB, Series TT-RSA-1, 5.00%, 07/01/26(d)(e)	190	134,621

Security	Par (000)	Value

Puerto Rico (continued)
RB, Series TT-RSA-1, 5.00%, 07/01/32(d)(e)	$80	$56,682
RB, Series WW-RSA-1, 5.50%, 07/01/17(d)(e)	110	86,212
RB, Series WW-RSA-1, 5.50%, 07/01/18(d)(e)	95	74,456
RB, Series WW-RSA-1, 5.50%, 07/01/19(d)(e)	70	54,862
RB, Series WW-RSA-1, 5.38%, 07/01/22(d)(e)	110	77,938
RB, Series WW-RSA-1, 5.38%, 07/01/24(d)(e)	65	46,054
RB, Series WW-RSA-1, 5.25%, 07/01/33(d)(e)	75	53,140
RB, Series WW-RSA-1, 5.50%, 07/01/38(d)(e)	90	63,768
RB, Series XX-RSA-1, 5.25%, 07/01/27(d)(e)	50	35,426
RB, Series XX-RSA-1, 5.25%, 07/01/35(d)(e)	30	21,256
RB, Series XX-RSA-1, 5.75%, 07/01/36(d)(e)	45	31,884
RB, Series XX-RSA-1, 5.25%, 07/01/40(d)(e)	2,320	1,643,790
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/17(c)(d)(e)	30	19,500
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/18(c)(d)(e)	30	19,500
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/20(c)(d)(e)	250	182,500
Refunding RB, Series UU-RSA-1, 1.66%, 07/01/31(c)(d)(e)	300	219,000
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/17(d)(e)	70	54,862
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/19(d)(e)	235	184,181
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/24(d)(e)	150	106,279
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/26(d)(e)	20	14,171
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/28(d)(e)	75	53,140
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities Project:
Series F, 5.25%, 07/01/24(d)(e)	100	85,750
Series M-2, 10.00%, 07/01/34(d)(e)	85	77,716
Puerto Rico Sales Tax Financing Corp., RB:
Series A-1, 0.00%, 07/01/29(b)	77	51,941
Series A-1, 0.00%, 07/01/31(b)	91	56,221
Series A-1, 0.00%, 07/01/33(b)	132	72,351
Series A-1, 0.00%, 07/01/46(b)	5,399	1,266,119
Series A-1, 0.00%, 07/01/46(b)	477	111,446
Series A-1, 0.00%, 07/01/51(b)	3,335	570,952
Series A-1, 4.75%, 07/01/53	3,941	3,749,349
Series A-1, 5.00%, 07/01/58	2,015	1,959,950
Series A-2, 4.33%, 07/01/40	824	757,594
Series A-2, 4.54%, 07/01/53	317	287,278
Series A-2, 4.78%, 07/01/58	1,978	1,853,386

		28,066,242

Rhode Island — 0.9%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	400	430,912
Series A, 5.00%, 06/01/40	600	630,042
Series B, 4.50%, 06/01/45	750	773,198

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Series B, 5.00%, 06/01/50	$1,040	$1,098,209

		2,932,361

South Carolina — 2.7%
South Carolina Jobs EDA:
RB, Woodlands at Furman Project, Series A, 5.00%, 11/15/54	210	193,792
Refunding RB, Anmed Health Project, 5.00%, 02/01/36	1,045	1,202,837
Refunding RB, Anmed Health Project, 5.00%, 02/01/38	1,000	1,145,850
Refunding RB, Prisma Health Obligated Group Project, Series A, 5.00%, 05/01/43	730	838,150
Refunding RB, Woodlands at Furman Project, 4.00%, 11/15/27	160	154,091
South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/55	410	489,991
South Carolina Public Service Authority:
RB, Obligations, Series A, 5.50%, 12/01/54	1,240	1,346,603
RB, Series E, 5.25%, 12/01/55	1,930	2,101,191
Refunding RB, Obligations, Series B, 4.00%, 12/01/56	200	204,972
Refunding RB, Obligations, Series C, 5.00%, 12/01/46	140	150,088
Refunding RB, Santee Cooper Project, Series B, 5.13%, 12/01/43	390	421,886
Refunding RB, Series A, 5.00%, 12/01/50	190	204,706

		8,454,157

Tennessee — 2.3%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	254,593
Franklin Health & Educational Facilities Board, Refunding RB, Provision Cares Proton Therapy Center Project, Series A, 7.50%, 06/01/47(a)	265	243,654
Knox County Health Educational & Housing Facility Board, Refunding RB, Facilities Board-University Health Project, 5.00%, 04/01/36	690	798,302
Memphis-Shelby County Industrial Development Board, Refunding Tax Allocation Bonds, Senior Tax Increment, Graceland Project:
5.50%, 07/01/37	360	362,092
5.63%, 01/01/46	470	457,550
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Authority, Refunding RB:
Lipscomb University Project, Series A, 4.00%, 10/01/49	220	234,153
Lipscomb University Project, Series A, 5.25%, 10/01/58	1,095	1,290,512
Trevecca Nazarene University Project, 5.00%, 10/01/48	1,800	1,999,224
Shelby County Health Educational & Housing Facilities Board, RB, The Farms at Bailey Station Project, Series A, 5.75%, 10/01/49	570	446,441
Tennessee Housing Development Agency, Refunding RB, Issue 4, 4.05%, 01/01/49	1,000	1,088,220

		7,174,741

Texas — 4.5%
Arlington Higher Education Finance Corp., RB:

Security	Par (000)	Value

Texas (continued)
Austin Discovery School, Inc. Project, Series A, 5.63%, 08/15/54(a)	$1,305	$1,093,133
Wayside Schools Project, Series A, 4.63%, 08/15/46	170	147,990
Brazoria County Industrial Development Corp., RB, AMT, Gladieux Metals Recycling LLC Project, Series B, 7.00%, 03/01/39	390	402,800
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A, 5.00%, 01/01/45	500	535,315
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/37	200	213,556
5.00%, 08/15/42	250	263,340
City of Garland, Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	2,400	2,640,024
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 07/15/35	100	96,552
Refunding RB, AMT, Series C, 5.00%, 07/15/20	140	139,989
Refunding RB, AMT, United Airlines, Inc. Project, 4.75%, 07/01/24	500	489,410
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 07/01/29	500	487,990
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45	500	548,510
County of Hays, Special Assessment RB, La Cima Import District Project, 7.00%, 09/15/45	250	245,165
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	465	488,906
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, Natgasoline Project, 4.63%, 10/01/31(a)	285	294,282
New Hope Cultural Education Facilities Corp:
RB, Beta Academy Project, 5.00%, 08/15/39(a)	125	122,987
RB, Beta Academy Project, 5.00%, 08/15/49(a)	195	181,147
RB, Cityscape Schools, Inc. Project, Series A, 5.00%, 08/15/51(a)	250	248,655
Refunding RB, Jubilee Academic Center Project, Series A, 4.00%, 08/15/26(a)	775	720,913
Newark Higher Education Finance Corp., RB:
Austin Achieve Public Schools, Inc. Project, 5.00%, 06/15/38	125	125,104
Christian Schools, Inc. Project, Series A, 5.50%, 08/15/35(a)	300	332,160
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,675	1,828,798
Series B, 5.00%, 01/01/40	250	269,615
Port Beaumont Navigation District, Refunding RB, AMT, Jefferson Gulf Coast Energy Project, Series A:
3.63%, 01/01/35(a)	405	329,990
4.00%, 01/01/50(a)	875	643,353
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	270,508
Texas Transportation Commission, RB, First Tier Toll Revenue, State Highway No. 249 System Project, Series A:
0.00%, 08/01/40(b)	1,000	403,030
0.00%, 08/01/42(b)	655	235,780

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
5.00%, 08/01/57	$315	$350,195

		14,149,197

Utah — 0.3%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 07/15/49(a)	545	516,257
Spectrum Academy Project, 6.00%, 04/15/45(a)	500	499,985

		1,016,242

Vermont — 0.2%
East Central Vermont Telecommunications District Project, RB, Series A, 4.75%, 12/01/40(a)	695	599,326

Virginia — 1.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	120	121,699
5.13%, 03/01/31	230	233,413
Cherry Hill Community Development Authority, Special Assessment RB, Potomac Shores Project, 5.40%, 03/01/45(a)	250	243,738
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51	810	898,703
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	408,996
Lexington IDA, RB, Kendal at Lexington Project, Series A, 5.00%, 01/01/48	330	321,371
Lower Magnolia Green Community Development Authority, Special Assessment RB:
5.00%, 03/01/35(a)	240	237,041
5.00%, 03/01/45(a)	100	92,150
Norfolk Redevelopment & Housing Authority, RB, Norfolk Retirement Community Harbors Edge Project, Series A:
4.00%, 01/01/29	250	240,373
5.00%, 01/01/34	190	193,614
5.00%, 01/01/49	365	360,594
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, 5.00%, 07/01/45(a)	250	245,053

		3,596,745

Washington — 1.1%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	250	229,608
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	202,890
Series A, 5.00%, 12/01/30	200	193,152
Port of Seattle RB, AMT, Series C, 5.00%, 04/01/40	250	274,328
Washington Housing Finance Commission, Refunding RB:
Horizon House Project, 5.00%, 01/01/43(a)	1,100	1,147,850
Horizon House Project, 5.00%, 01/01/48(a)	1,000	1,034,600
Skyline 1st Hill Project, 6.00%, 01/01/45(a)	210	215,017

		3,297,445

West Virginia — 0.1%
City of Martinsburg, RB, Kings Daughters Apartments Project, Series A-1, 4.63%, 12/01/43	430	456,110

Security	Par (000)	Value

Wisconsin — 2.1%
Public Finance Authority:
RB, Alabama Proton Theray Center Project, Series A, 6.25%, 10/01/31(a)	$195	$199,319
RB, Alabama Proton Theray Center Project, Series A, 7.00%, 10/01/47(a)	195	198,083
RB, Delray Beach Radiation Therapy Project, 6.85%, 11/01/46(a)	275	287,174
RB, Delray Beach Radiation Therapy Project, 7.00%, 11/01/46(a)	155	163,108
RB, Gray Collegiate Academy Project, Series A, 5.63%, 06/15/49(a)	1,440	1,175,933
RB, Limited American Prep Academy Project, 5.38%, 07/15/47(a)	335	309,892
RB, Roseman University of Health Sciences Project, 5.00%, 04/01/50(a)	100	101,640
RB, Senior, Minnesota College of Osteopathic Medicine Project, Series A-1, 5.50%, 12/01/48(a)(d)(e)	8	6,582
RB, Series A, 5.63%, 06/15/49(a)	885	727,169
RB, Traders Point Christian Schools Project, Series A, 5.38%, 06/01/44(a)	245	223,386
RB, Traders Point Christian Schools Project, Series A, 5.50%, 06/01/54(a)	300	266,403
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	164,383
Refunding RB, AMT, Senior Obligation Group Project, Series B, 5.00%, 07/01/42	750	766,282
Refunding RB, Ultimate Medical Academy Project, Series A, 5.00%, 10/01/34(a)	100	103,451
Refunding RB, Ultimate Medical Academy Project, Series A, 5.00%, 10/01/39(a)	165	167,335
Refunding RB, Wingate University Project, Series A, 5.25%, 10/01/48	435	486,391
Wisconsin Health & Educational Facilities Authority, Refunding RB, Camillus Health System Project, Series A:
5.00%, 11/01/39	255	249,727
5.00%, 11/01/46	270	251,400
5.00%, 11/01/54	455	438,920
Wisconsin Housing & EDA, RB, WHPC Madison Pool Project, Series A, 4.55%, 07/01/37	165	179,556

		6,466,134

Total Municipal Bonds — 95.1% (Cost: $301,000,712)		297,952,749

Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7%(f)

Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, CommonSpirit Health Project, Series A-2, 4.00%, 08/01/49(g)	2,280	2,269,398

Florida — 1.0%
Escambia County Health Facilities Authority, Refunding RB, Health Care Facilities Project, Series A, 4.00%, 08/15/50(g)	3,060	3,217,866

Illinois — 0.6%
Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	660	745,200
Series C, 5.00%, 01/01/38	1,000	1,123,164

		1,868,364

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 0.3%
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A, 4.50%, 12/01/47	$982	$1,037,830

New York — 2.5%
New York City Housing Development Corp.:
RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,057,598
Refunding RB, Sustainable Neighborhood Project, Series A-1, 4.15%, 11/01/38	1,550	1,695,777
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36	3,330	3,888,141
Port Authority of New York & New Jersey Refunding, RB, 194th Series, 5.25%, 10/15/55	1,000	1,163,102

		7,804,618

North Carolina — 0.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,154,530
North Carolina Housing Finance Agency Home Ownership, RB, Series 39-B, 4.00%, 01/01/48	765	829,167

		1,983,697

Security	Par (000)	Value

Washington — 0.5%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	$1,340	$1,530,628

West Virginia — 0.4%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	1,215	1,341,341

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7% (Cost: $20,300,058)		21,053,742

Total Long-Term Investments — 101.8% (Cost: $321,300,770)		319,006,491

	Shares

Short-Term Securities — 2.6%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 3.51%(h)	8,102,573	8,100,953

Total Short-Term Securities — 2.6% (Cost: $8,100,298)		8,100,953

Total Investments — 104.4% (Cost: $329,401,068)		327,107,444

Liabilities in Excess of Other Assets — (1.0)%		(3,041,356)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.4)%		(10,784,078)

Net Assets — 100.0%		$313,282,010

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between 06/01/26 to 08/15/27, is $3,409,742. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$(4,949,394)	$—	$(4,949,394)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$405,307	$—	$405,307

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,871,673

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$319,006,491	$—	$319,006,491
Short-Term Securities	8,100,953	—	—	8,100,953

	$8,100,953	$319,006,491	$—	$327,107,444

(a)	See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $10,713,000 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments March 31, 2020	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.3%
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	$288	$277,895
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(a)	866	855,138
Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.16%, 11/15/22	2,100	2,072,757

Total Asset-Backed Securities — 0.3% (Cost: $3,254,437)		3,205,790

Non-Agency Mortgage-Backed Securities — 10.5%

Commercial Mortgage-Backed Securities — 10.0%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)	945	948,187
BANK:
Series 2020-BN26, Class A4, 2.40%, 03/15/63	2,054	2,024,461
Series 2020-BN26, Class B, 2.91%, 03/15/63(b)	2,595	2,177,245
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.29%, 03/15/53	1,565	1,533,613
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)	3,920	4,015,597
BX Commercial Mortgage Trust, Series 2019-XL, Class D, (1 mo. LIBOR US + 1.450%), 2.16%, 10/15/36(a)(c)	4,013	3,590,803
BX Trust:
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	4,207	3,798,584
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(b)	1,489	1,168,371
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.36%, 04/10/29(a)	1,750	1,687,311
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)	1,254	1,139,735
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31(a)(b)	2,005	1,941,934
Commercial Mortgage Trust:
Series 2013-CR6, Class A3FL, (1 mo. LIBOR US + 0.630%), 1.44%, 03/10/46(a)(c)	57	56,792
Series 2014-LC15, Class A4, 4.01%, 04/10/47	2,025	2,152,305
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,215	1,266,079
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	3,730	3,875,178
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)	3,960	3,901,164
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52	1,203	872,465
FRESB Mortgage Trust:
Series 2019-SB60, Class A10F, 3.31%, 01/25/29(b)	3,022	3,156,809
Series 2019-SB61, Class A10F, 3.17%, 01/25/29(b)	2,481	2,606,975
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)	910	969,174
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 07/10/39(a)(b)	669	623,987

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(a)(b)	$2,425	$2,280,122
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class ASB, 3.66%, 09/15/47	5,315	5,468,229
Series 2016-C1, Class ASB, 3.32%, 03/15/49	3,500	3,595,822
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(b)	1,790	1,831,881
Series 2020-MKST, Class B, (1 mo. LIBOR US + 1.050%), 1.76%, 12/15/36(a)(c)	1,540	1,412,195
KKR Industrial Portfolio Trust, Series 2020-AIP, Class A, (1 mo. LIBOR US + 1.037%), 2.04%, 03/15/37(a)(c)	621	554,271
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 3.33%, 11/24/31(a)(c)	78	77,693
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)	2,740	2,750,491
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,218,978
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	3,730	3,854,921
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.900%), 1.61%, 07/15/35(a)(c)	1,910	1,540,527
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)	3,464	3,451,942
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	1,390	1,465,973
Series 2018-3, Class MA, 3.50%, 08/25/57	1,936	2,043,520
Series 2018-4, Class MA, 3.50%, 03/25/58	3,294	3,480,890
Series 2019-2, Class MA, 3.50%, 08/25/58	1,116	1,181,944
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	3,845	4,000,247
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	3,920	4,025,992
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,626,060
WFRBS Commercial Mortgage Trust:
Series 2012-C8, Class AFL, (1 mo. LIBOR US + 1.000%), 1.80%, 08/15/45(a)(c)	2,479	2,464,853
Series 2014-C21, Class A4, 3.41%, 08/15/47	2,805	2,909,009
Series 2014-LC14, Class A4, 3.77%, 03/15/47	5,590	5,887,139

		100,629,468

Interest Only Commercial Mortgage-Backed Securities — 0.5%
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.77%, 10/10/47(b)	52,639	1,378,828
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.57%, 06/15/52(b)	13,118	1,438,467
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)	124,118	159,827
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47(b)	649	17,761
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.64%, 10/15/52(b)	10,415	1,059,327

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.75%, 05/15/51(b)	$8,707	$403,223

		4,457,433

Total Non-Agency Mortgage-Backed Securities — 10.5% (Cost: $108,088,947)		105,086,901

U.S. Government Sponsored Agency Securities — 215.0%

Collateralized Mortgage Obligations — 3.8%
Fannie Mae:
Series 2010-134, Class KZ, 4.50%, 12/25/40	1,323	1,400,237
Series 2010-141, Class LZ, 4.50%, 12/25/40	1,184	1,266,120
Series 2011-8, Class ZA, 4.00%, 02/25/41	2,048	2,261,339
Series 2011-131, Class LZ, 4.50%, 12/25/41	743	787,211
Series 2013-81, Class YK, 4.00%, 08/25/43	200	258,663
Series 2017-76, Class PB, 3.00%, 10/25/57	900	1,001,141
Series 2018-21, Class CA, 3.50%, 04/25/45	5,416	5,781,222
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.233%), 6.13%, 05/25/48(c)	3,504	4,108,363
Series 2019-39, Class LF, (1 mo. LIBOR US + 0.450%), 1.40%, 08/25/49(c)	3,346	3,315,904
Freddie Mac:
Series 3745, Class ZA, 4.00%, 10/15/40	335	390,033
Series 3780, Class ZA, 4.00%, 12/15/40	757	885,444
Series 3960, Class PL, 4.00%, 11/15/41	900	1,049,388
Series 4384, Class LB, 3.50%, 08/15/43	1,400	1,545,576
Series 4901, Class BF, (1 mo. LIBOR US +0.400%), 1.35%, 07/25/49(c)	2,951	2,915,975
Ginnie Mae:
Series 2014-107, Class WX, 6.81%, 07/20/39(b)	765	911,144
Series 2016-123, Class LM, 3.00%, 09/20/46	600	676,341
Series 2019-5, Class P, 3.50%, 07/20/48	1,897	2,035,923
Series 2019-21, Class FL, (1 mo. LIBOR US + 0.450%), 1.22%, 02/20/49(c)	3,848	3,815,824
Series 2019-89, Class FH, (1 mo. LIBOR US + 0.400%), 1.17%, 07/20/49(c)	3,894	3,866,174

		38,272,022

Commercial Mortgage-Backed Securities — 2.8%
Fannie Mae, Series 2020-M5, Class A2, 2.21%, 01/25/30	4,580	4,744,127
Freddie Mac:
Series K074, Class A2, 3.60%, 01/25/28	1,640	1,889,993
Series K081, Class A2, 3.90%, 08/25/28(b)	4,892	5,828,478
Series K082, Class A2, 3.92%, 09/25/28(b)	3,255	3,863,190
Series K084, Class A2, 3.78%, 10/25/28(b)	3,056	3,585,307
Series K085, Class A2, 4.06%, 10/25/28(b)	3,500	4,183,045
Series K086, Class A2, 3.86%, 11/25/28(b)	3,620	4,291,253
Ginnie Mae, Series 2019-7, Class V, 3.00%, 05/16/35	296	316,514

		28,701,907

Interest Only Collateralized Mortgage Obligations — 2.2%
Fannie Mae:
Series 2013-10, Class PI, 3.00%, 02/25/43	2,155	186,165
Series 2014-68, Class YI, 4.50%, 11/25/44	1,072	158,788
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%), 5.30%, 09/25/45(c)	5,294	1,001,549
Series 2015-74, Class IA, 6.00%, 10/25/45	7,954	1,578,259

Security	Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2015-77, Class IO, 6.00%, 10/25/45	$9,410	$1,875,929
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.100%), 5.15%, 09/25/46(c)	2,466	485,282
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.100%), 5.15%, 05/25/39(c)	3,161	571,806
Series 2016-81, Class CS, (1 mo. LIBOR US + 6.100%), 5.15%, 11/25/46(c)	4,436	825,319
Series 2017-38, Class S, (1 mo. LIBOR US + 6.100%), 5.15%, 05/25/47(c)	4,076	841,587
Series 2017-68, Class IE, 4.50%, 09/25/47	4,749	740,648
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.150%), 5.20%, 09/25/47(c)	2,665	501,085
Series 2017-81, Class SM, (1 mo. LIBOR US + 6.200%), 5.25%, 10/25/47(c)	4,983	1,347,452
Series 2018-63, Class IO, 3.00%, 09/25/48	2,977	301,423
Series 2019-5, Class SA, (1 mo. LIBOR US + 6.100%), 5.15%, 03/25/49(c)	18,085	3,128,693
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.050%), 5.10%, 06/25/49(c)	6,580	1,316,583
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.100%), 5.15%, 07/25/49(c)	2,596	468,478
Series 395, Class 7, 5.50%, 11/25/39	545	91,914
Freddie Mac:
Series 4062, Class GI, 4.00%, 02/15/41	622	56,018
Series 4119, Class SC, (1 mo. LIBOR US + 6.150%), 5.45%, 10/15/42(c)	3,921	682,190
Series 4309, Class SJ, (1 mo. LIBOR US + 6.100%), 5.40%, 02/15/44(c)	2,576	445,902
Series 4533, Class JI, 5.00%, 12/15/45	1,624	270,667
Series 4901, Class CS, (1 mo. LIBOR US + 6.100%), 5.15%, 07/25/49(c)	4,722	862,599
Series 4941, Class SH, (1 mo. LIBOR US + 5.950%), 5.00%, 12/25/49(c)	8,962	1,726,034
Ginnie Mae:
Series 2010-108, Class SG, (1 mo. LIBOR US + 6.100%), 5.33%, 09/20/39(c)	799	18,672
Series 2014-113, Class NI, 5.00%, 07/20/44	775	143,796
Series 2015-64, Class SG, (1 mo. LIBOR US + 5.600%), 4.83%, 05/20/45(c)	13,046	2,077,585
Series 2017-139, Class IB, 4.50%, 09/20/47	2,272	282,297
Series 2017-144, Class DI, 4.50%, 09/20/47	1,611	183,955
Series 2018-89, Class CI, 5.00%, 12/20/47	1,449	253,278

		22,423,953

Interest Only Commercial Mortgage-Backed Securities — 1.4%
Ginnie Mae:
Series 2013-63, Class IO, 0.79%, 09/16/51(b)	21,509	911,301
Series 2016-45, Class IO, 0.99%, 02/16/58(b)	23,078	1,422,840
Series 2016-67, Class IO, 1.11%, 07/16/57(b)	14,757	944,526
Series 2016-105, Class IO, 1.04%, 10/16/57(b)	17,268	1,002,227
Series 2016-128, Class IO, 0.95%, 09/16/56(b)	23,093	1,529,811
Series 2016-151, Class IO, 1.07%, 06/16/58(b)	49,908	3,427,998
Series 2017-53, Class IO, 0.69%, 11/16/56(b)	16,869	839,076
Series 2017-61, Class IO, 0.76%, 05/16/59(b)	4,149	253,865
Series 2017-64, Class IO, 0.70%, 11/16/57(b)	36,583	2,030,754

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-171, Class IO, 0.70%, 09/16/59(b)	$25,291	$1,432,766

		13,795,164

Mortgage-Backed Securities — 204.8%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31-03/01/32	2,690	2,770,358
2.50%, 09/01/27-12/01/33	19,432	20,225,614
3.00%, 04/01/28-04/01/50	152,311	160,207,336
3.50%, 03/01/29-04/01/50	105,591	113,062,799
4.00%, 02/01/31-03/01/50	95,778	103,778,380
4.50%, 05/01/24-12/01/48	17,772	19,483,510
5.00%, 02/01/35-01/01/49	16,511	18,248,016
5.50%, 05/01/34-05/01/44	5,384	6,084,818
6.00%, 02/01/38-07/01/41	3,327	3,829,565
6.50%, 07/01/37-01/01/38	38	43,275
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/30-04/01/31	3,624	3,775,659
3.00%, 09/01/27-04/01/50	128,391	134,761,555
3.50%, 09/01/30-01/01/48	16,816	18,018,507
4.00%, 08/01/40-11/01/48	17,757	19,144,952
4.50%, 04/01/20-09/01/48	2,330	2,537,209
5.00%, 05/01/28-03/01/49	7,424	8,225,699
5.50%, 01/01/28-06/01/41	1,412	1,584,737
6.00%, 08/01/28-11/01/39	563	644,955
Ginnie Mae Mortgage-Backed Securities:
2.50%, 04/15/50(d)	12,599	13,166,939
3.00%, 12/20/44-04/15/50(d)	126,085	133,850,938
3.50%, 01/15/42-04/15/50(d)	83,487	88,470,664
4.00%, 04/20/39-04/15/50(d)	45,526	48,679,809
4.50%, 09/20/39-04/15/50(d)	23,189	24,907,062
5.00%, 07/15/33-04/15/50(d)	9,878	10,593,622
5.50%, 07/15/38-12/20/41	853	963,147
Uniform Mortgage-Backed Securities:
2.00%, 04/01/35(d)	4,895	5,025,310
2.50%, 04/01/35-04/01/50(d)	192,920	199,854,779
3.00%, 04/01/35-04/01/50(d)	354,196	371,286,631
3.50%, 04/01/35-04/01/50(d)	202,979	214,507,839
4.00%, 04/01/35-04/01/50(d)	216,350	230,684,847
4.50%, 04/01/50(d)	68,384	73,584,924
5.00%, 04/01/50(d)	8,883	9,582,189

		2,061,585,644

Total U.S. Government Sponsored Agency Securities — 215.0% (Cost: $2,114,339,029)		2,164,778,690

U.S. Treasury Obligations — 1.4%
U.S. Treasury Inflation Indexed Bonds:
0.50%, 04/15/24	8,537	8,660,019
0.13%, 10/15/24	5,138	5,200,623

Total U.S. Treasury Obligations — 1.4% (Cost: $13,718,623)		13,860,642

Total Long-Term Investments — 227.2% (Cost: $2,239,401,036)		2,286,932,023

Security	Shares	Value

Short-Term Securities — 3.3%

Money Market Fund — 3.3%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.51%(e)	33,476,641	$33,476,641

Total Short-Term Securities — 3.3% (Cost: $33,476,641)		33,476,641

Total Investments Before TBA Commitments and Options Written — 230.5% (Cost: $2,272,877,677)		2,320,408,664

	Par (000)

TBA Sale Commitments — (110.2)%(d)

Mortgage-Backed Securities — (110.2)%
Ginnie Mae Mortgage-Backed Securities:
2.50%, 04/15/50	$(6,955)	(7,268,518)
3.00%, 04/15/50	(43,891)	(46,395,873)
3.50%, 04/15/50	(3,517)	(3,706,888)
4.00%, 04/15/50	(4,872)	(5,175,791)
4.50%, 04/15/50	(2,052)	(2,177,685)
5.00%, 04/15/50	(2,292)	(2,438,115)
Uniform Mortgage-Backed Securities:
2.00%, 04/01/35	(4,895)	(5,025,310)
2.50%, 04/01/35-04/01/50	(149,274)	(154,641,755)
3.00%, 04/01/35-04/01/50	(488,232)	(511,784,867)
3.50%, 04/01/35-04/01/50	(126,969)	(134,153,915)
4.00%, 04/01/35-04/01/50	(204,203)	(217,759,391)
4.50%, 04/01/50	(15,447)	(16,621,817)
5.50%, 04/01/50	(1,637)	(1,791,811)
6.00%, 04/01/50	(600)	(664,617)

Total TBA Sale Commitments — (110.2)% (Proceeds: $1,093,341,020)		(1,109,606,353)

Options Written — (0.2)% (Premiums Received: $473,644)		(2,079,172)

Total Investments Net of TBA Sale Commitments and Options Written — 120.1% (Cost: $1,179,063,013)		1,208,723,139

Liabilities in Excess of Other Assets — (20.1)%		(201,945,570)

Net Assets — 100.0%		$1,006,777,569

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (10 Year)	7	06/19/20	$971	$(2,640)
U.S. Ultra Treasury Bonds	7	06/19/20	1,553	133,123
U.S. Treasury Notes (2 Year)	155	06/30/20	34,159	28,446

				158,929

Short Contracts
Euro Dollar	43	06/15/20	10,694	(78,372)
U.S. Treasury Bonds (30 Year)	63	06/19/20	11,281	(164,109)
U.S. Ultra Treasury Notes (10 Year)	8	06/19/20	1,248	(16,462)
U.S. Treasury Notes (5 Year)	847	06/30/20	106,179	(737,516)
Euro Dollar	43	09/14/20	10,712	(65,622)
Euro Dollar	43	12/14/20	10,713	(69,772)
Euro Dollar	44	03/15/21	10,969	(51,486)
Euro Dollar	24	06/14/21	5,983	(44,577)
Euro Dollar	24	09/13/21	5,982	(23,108)
Euro Dollar	39	12/13/21	9,718	(34,991)
Euro Dollar	25	03/14/22	6,228	(7,517)
Euro Dollar	15	12/19/22	3,732	(15,396)

				(1,308,928)

				$(1,149,999)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	203	05/22/20	$132.50	$26,898	$(1,297,297)
U.S. Treasury Notes (10 Year)	117	05/22/20	136.50	15,970	(325,406)
U.S. Treasury Notes (10 Year)	67	05/22/20	133.50	8,944	(364,313)
U.S. Treasury Notes (10 Year)	89	05/22/20	140.50	12,504	(55,625)
Put
U.S. Treasury Notes (2 Year)	334	05/22/20	109.88	73,396	(36,531)

					$(2,079,172)

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)	Value	(Received)	(Depreciation)
1.65%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	08/15/21	$ 2,000	$ (29,912)	$ 23	$ (29,935)
1.68%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	06/24/22	$15,500	(499,152)	181	(499,333)
1.72%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	06/26/22	$ 4,400	(146,219)	51	(146,270)
1.84%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	07/18/22	$ 8,000	(254,369)	94	(254,463)
3-month LIBOR, 1.45%	Quarterly	1.62%	Semi-Annual	07/21/22	$20,000	526,795	—	526,795
3-month LIBOR, 1.45%	Quarterly	1.63%	Semi-Annual	07/21/22	$ 8,000	213,115	—	213,115
1.81%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	07/25/22	$ 4,500	(140,743)	53	(140,796)
1.78%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	07/26/22	$ 9,700	(297,583)	114	(297,697)
3-month LIBOR, 1.45%	Quarterly	1.60%	Semi-Annual	08/04/22	$18,700	493,079	193	492,886
1.53%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	08/08/22	$15,500	(384,777)	182	(384,959)
3-month LIBOR, 1.45%	Quarterly	1.42%	Semi-Annual	09/10/22	$ 5,300	133,909	51	133,858
1.61%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	10/01/29	$ 6,300	(554,759)	98	(554,857)

						$ (940,616)	$ 1,040	$ (941,656)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	$4,174	$1,161,561	$209,618	$ 951,943
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	$3,976	1,106,250	190,314	915,936

						$2,267,811	$399,932	$1,867,879

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$8,000	$(2,035,154)	$(959,178)	$(1,075,976)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	$10,400	(2,645,700)	(472,603)	(2,173,097)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	BBB-	$4,398	(1,223,644)	(320,026)	(903,618)
CMBX.NA.10.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	$3,752	(1,044,167)	(275,206)	(768,961)

							$(6,948,665)	$(2,027,013)	$(4,921,652)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,040	$—	$1,366,654	$2,308,310	$—
OTC Swaps	399,932	2,027,013	1,867,879	4,921,652	—
Options Written	—	—	35,873	1,641,401	2,079,172

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$161,569	$—	$161,569
Swaps — centrally cleared	Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,366,654	—	1,366,654
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,267,811	—	—	—	—	2,267,811

		$—	$2,267,811	$—	$—	$1,528,223	$—	$3,796,034

Liabilities — Derivative Financial Instruments
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,311,568	$—	$1,311,568
Options written	Options written at value	—	—	—	—	2,079,172	—	2,079,172
Swaps — centrally cleared	Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	2,308,310	—	2,308,310
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	6,948,665	—	—	—	—	6,948,665

		$—	$6,948,665	$—	$—	$5,699,050	$—	$12,647,715

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$(7,788,785)	$—	$(7,788,785)
Options purchased(a)	—	—	—	—	(60,833)	—	(60,833)
Options written	—	—	—	—	444,129	—	444,129
Swaps	—	(919,638)	—	—	(4,424,633)	—	(5,344,271)

	$—	$(919,638)	$—	$—	$(11,830,122)	$—	$(12,749,760)

(a) Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(548,852)	$—	$(548,852)
Options written	—	—	—	—	(1,621,490)	—	(1,621,490)
Swaps	—	(3,722,927)	—	—	(130,653)	—	(3,853,580)

	$—	$(3,722,927)	$—	$—	$(2,300,995)	$—	$(6,023,922)

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,062,508
Average notional value of contracts — short	176,292,768
Options:
Average value of option contracts purchased	—	(1)
Average value of option contracts written	780,536
Credit default swaps:
Average notional value — buy protection	14,163,250
Average notional value — sell protection	19,753,500
Interest rate swaps:
Average notional value — pays fixed rate	109,087,000
Average notional value — receives fixed rate	20,325,000

(1)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$146,668	$40,588
Options	—	2,079,172
Swaps — Centrally cleared	—	2,050
Swaps — OTC(a)	2,267,811	6,948,665

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,414,479	$9,070,475
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(146,668)	(2,121,810)

Total derivative assets and liabilities subject to an MNA	$2,267,811	$6,948,665

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs International	$2,267,811	$(2,267,811)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Deutsche Bank AG	$2,035,154	$—	$—	$(2,035,154)	$—
Goldman Sachs International	3,869,344	(2,267,811)	—	(1,601,533)	—
J.P. Morgan Securities LLC	1,044,167	—	—	(1,044,167)	—

	$6,948,665	$(2,267,811)	$—	$(4,680,854)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series M Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$3,205,790	$—	$3,205,790
Non-Agency Mortgage-Backed Securities	—	105,086,901	—	105,086,901
U.S. Government Sponsored Agency Securities	—	2,164,778,690	—	2,164,778,690
U.S. Treasury Obligations	—	13,860,642	—	13,860,642
Short-Term Securities	33,476,641	—	—	33,476,641
Liabilities:
TBA Sale Commitments	—	(1,109,606,353)	—	(1,109,606,353)

	$33,476,641	$1,177,325,670	$—	$1,210,802,311

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$1,867,879	$—	$1,867,879
Interest rate contracts	161,569	1,366,654	—	1,528,223
Liabilities:
Credit contracts	—	(4,921,652)	—	(4,921,652)
Interest rate contracts	(3,390,740)	(2,308,310)	—	(5,699,050)

	$(3,229,171)	$(3,995,429)	$—	$(7,224,600)

(a)

Derivative financial instruments are swaps, futures contracts and option written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments March 31, 2020	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 29.6%
BlackRock Allocation Target Shares: Series S Portfolio(a)	1,325,779	$12,236,936

Value

Total Affiliated Investment Companies — 29.6% (Cost: $12,752,096)	$12,236,936

Other Assets Less Liabilities—70.4%	29,068,227

Net Assets — 100.0%	$41,305,163

(a)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Par/Shares Held at 03/31/19	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Allocation Target Shares:
Series S Portfolio	1,636,625	209,377	520,223	1,325,779	$12,236,936	$438,044	$(87,804)	$(253,730)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (10 Year)	189	06/19/20	$26,212	$1,093,673
U.S. Treasury Notes (2 Year)	39	06/30/20	8,595	134,019
U.S. Treasury Notes (5 Year)	17	06/30/20	2,131	64,362

				1,292,054

Short Contracts
U.S. Ultra Treasury Notes (10 Year)	51	06/19/20	7,958	(440,517)

				$851,537

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				(Received)
2.91%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	12/17/20	$35,000	$(862,925)	$412	$(863,337)
3.11%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	05/21/25	$14,320	(2,024,599)	195	(2,024,794)
3-month LIBOR, 1.45%	Quarterly	1.88%	Semi-Annual	04/30/26	$5,450	457,040	68	456,972
2.23%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	04/24/27	$26,460	(3,160,406)	383	(3,160,789)
2.27%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	05/18/27	$6,500	(801,127)	94	(801,221)
2.23%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	08/11/27	$3,850	(452,258)	61	(452,319)
2.90%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	11/15/27	$11,152	(2,006,263)	(691)	(2,005,572)
3.18%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	05/21/28	$7,500	(1,595,302)	111	(1,595,413)

						$(10,445,840)	$633	$(10,446,473)

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series P Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,324	$691	$456,972	$10,903,445

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,292,054	$—	$1,292,054
Swaps — centrally cleared	Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	456,972	—	456,972

		$—	$—	$—	$—	$1,749,026	$—	$1,749,026

Liabilities — Derivative Financial Instruments
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$440,517	$—	$440,517
Swaps — centrally cleared	Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	10,903,445	—	10,903,445

		$—	$—	$—	$—	$11,343,962	$—	$11,343,962

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$1,386,700	$—	$1,386,700
Swaps	—	—	—	—	(331,596)	—	(331,596)

	$—	$—	$—	$—	$1,055,104	$—	$1,055,104

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$609,332	$—	$609,332
Swaps	—	—	—	—	(8,297,910)	—	(8,297,910)

	$—	$—	$—	$—	$(7,688,578)	$—	$(7,688,578)

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) March 31, 2020	BATS: Series P Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,193,460
Average notional value of contracts — short	5,221,195
Interest rate swaps:
Average notional value — pays fixed rate	104,782,000
Average notional value — receives fixed rate	5,450,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$12,236,936	$—	$—	$12,236,936

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$1,292,054	$456,972	$—	$1,749,026
Liabilities:
Interest rate contracts	(440,517)	(10,903,445)	—	(11,343,962)

	$851,537	$(10,446,473)	$—	$(9,594,936)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedules of Investments March 31, 2020	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 31.2%
American Express Credit Account Master Trust:
Series 2018-5, Class A, (1 mo. LIBOR US + 0.340%), 1.05%, 12/15/25(a)	$3,390	$3,223,154
Series 2019-2, Class A, 2.67%, 11/15/24	4,935	5,071,976
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 08/15/28(b)(c)	210	213,171
BMW Vehicle Owner Trust, Series 2019-A, Class A4, 1.95%, 01/26/26	1,290	1,270,888
Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2, 1.72%, 08/15/24	2,180	2,201,008
Citibank Credit Card Issuance Trust:
Series 2017-A7, Class A7, (1 mo. LIBOR US + 0.370%), 1.29%, 08/08/24(a)	4,000	3,943,201
Series 2018-A4, Class A4, (1 mo. LIBOR US + 0.340%), 1.33%, 06/07/25(a)	500	474,801
CNH Equipment Trust, Series 2019-B, Class A3, 2.52%, 08/15/24	2,500	2,544,840
Credit Acceptance Auto Loan Trust:
Series 2019-3A, Class A, 2.38%, 11/15/28(b)	600	580,477
Series 2020-1A, Class A, 2.01%, 02/15/29(b)	1,310	1,215,337
Discover Card Execution Notes Trust, Series 2017-A5, Class A5, (1 mo. LIBOR US + 0.600%), 1.31%, 12/15/26(a)	925	887,607
Drive Auto Receivables Trust, Series 2019-4, Class A3, 2.16%, 05/15/23	840	839,567
Enterprise Fleet Financing LLC:
Series 2017-1, Class A2, 2.13%, 07/20/22(b)	4	3,804
Series 2017-1, Class A3, 2.60%, 07/20/22(b)	210	209,398
Series 2019-1, Class A2, 2.98%, 10/20/24(b)	1,816	1,817,760
Ford Credit Auto Lease Trust, Series 2019-B, Class A2A, 2.28%, 02/15/22	865	865,014
Ford Credit Auto Owner Trust, Series 2019-C, Class A4, 1.93%, 04/15/25	880	879,245
Ford Credit Floorplan Master Owner Trust A, Series 2019-4, Class A, 2.44%, 09/15/26	1,680	1,679,940
GM Financial Automobile Leasing Trust, Series 2019-2, Class A2A, 2.67%, 06/21/21	1,284	1,283,981
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A, 2.70%, 04/15/24(b)	1,850	1,842,403
Honda Auto Receivables Owner Trust:
Series 2016-4, Class A4, 1.36%, 01/18/23	579	579,059
Series 2019-3, Class A4, 1.85%, 08/15/25	790	797,553
Series 2019-4, Class A4, 1.87%, 01/20/26	500	490,629
Series 2020-1, Class A4, 1.63%, 10/21/26	900	895,168
Hyundai Auto Receivables Trust, Series 2018-B, Class A3, 3.20%, 12/15/22	1,680	1,701,124
Mercedes-Benz Master Owner Trust, Series 2019-BA, Class A, 2.61%, 05/15/24(b)	1,750	1,739,318
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(b)(d)	405	401,603
Navient Private Education Refi Loan Trust:
Series 2019-CA, Class A2, 3.13%, 02/15/68(b)	780	767,886
Series 2019-FA, Class A1, 2.18%, 08/15/68(b)	327	326,065
Series 2019-GA, Class A, 2.40%, 10/15/68(b)	1,918	1,932,066
SLM Private Education Loan Trust, Series 2011-A, Class A3, (1 mo. LIBOR US + 2.500%), 3.21%, 01/15/43(a)(b)	252	252,092

Security	Par (000)	Value
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.550%), 1.50%, 06/25/43(a)	$261	$249,990
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 02/17/32(b)	444	447,032
SoFi Professional Loan Program LLC:
Series 2015-B, Class A2, 2.51%, 09/27/32(b)	450	449,521
Series 2015-D, Class A2, 2.72%, 10/27/36(b)	240	238,590
Series 2016-A, Class A2, 2.76%, 12/26/36(b)	777	782,900
Series 2016-C, Class A2B, 2.36%, 12/27/32(b)	80	80,423
Series 2016-D, Class A2B, 2.34%, 04/25/33(b)	76	76,184
Series 2016-E, Class A2B, 2.49%, 01/25/36(b)	254	254,988
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.54%, 05/15/46(b)	380	367,523
Springleaf Funding Trust, Series 2015-BA, Class A, 3.48%, 05/15/28(b)	1,000	968,809
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 04/25/56(b)(d)	265	261,701
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24	620	604,870

Total Asset-Backed Securities — 31.2% (Cost: $46,023,370)		45,712,666

Capital Trusts — 0.1%

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 07/01/20	110	109,868

Total Capital Trusts — 0.1% (Cost: $110,009)		109,868

Corporate Bonds — 50.8%

Aerospace & Defense — 0.4%
Boeing Co., 2.80%, 03/01/23	450	421,551
Raytheon Technologies Corp., 3.65%, 08/16/23(e)	102	107,254

		528,805

Airlines — 0.4%
Delta Air Lines, Inc., 3.63%, 03/15/22	625	577,231

Automobiles — 0.3%
Daimler Finance North America LLC, 3.35%, 05/04/21(b)	150	148,482
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20(b)	315	313,938

		462,420

Banks — 10.0%
Banco Santander SA, 2.71%, 06/27/24	200	196,169
Bank of America Corp.:
3.30%, 01/11/23(e)	545	564,642
(3 mo. LIBOR US + 1.021%), 2.88%, 04/24/23(e)(f)	2,440	2,449,943
(3 mo. LIBOR US + 0.780%), 3.55%, 03/05/24(f)	750	780,082
Bank of Montreal, 2.50%, 06/28/24	300	293,173

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citigroup, Inc., 2.75%, 04/25/22	$30	$30,163
Discover Bank, 2.45%, 09/12/24	250	235,959
Fifth Third Bancorp:
3.65%, 01/25/24(e)	400	415,902
2.38%, 01/28/25	430	408,678
ING Groep NV, 4.10%, 10/02/23	325	333,547
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 0.610%), 1.50%, 06/18/22(a)(e)	810	778,815
3.25%, 09/23/22	200	206,262
(3 mo. LIBOR US + 0.935%), 2.78%, 04/25/23(e)(f)	905	916,667
2.70%, 05/18/23(e)	500	513,152
(3 mo. LIBOR US + 0.890%), 3.80%, 07/23/24(f)	305	319,240
(3 mo. LIBOR US + 1.000%), 4.02%, 12/05/24(e)(f)	700	741,703
Lloyds Bank PLC, 2.70%, 08/17/20(e)	550	543,291
Lloyds Banking Group PLC, 3.00%, 01/11/22	420	416,314
Mitsubishi UFJ Financial Group, Inc., 3.54%, 07/26/21	75	75,647
Royal Bank of Scotland Group PLC, 3.88%, 09/12/23	305	313,034
Sumitomo Mitsui Financial Group, Inc.:
2.44%, 10/19/21	375	374,789
2.85%, 01/11/22(e)	605	608,324
Truist Bank, 1.25%, 03/09/23(e)	1,570	1,533,612
Wells Fargo & Co.:
3.07%, 01/24/23	1,295	1,308,701
3.75%, 01/24/24	220	232,502

		14,590,311

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 01/23/25	500	536,755

Biotechnology — 0.7%
AbbVie, Inc.:
2.50%, 05/14/20(e)	545	545,038
3.75%, 11/14/23	320	331,555
Gilead Sciences, Inc., 3.70%, 04/01/24	130	136,347

		1,012,940

Capital Markets — 4.3%
Credit Suisse AG, 3.63%, 09/09/24(e)	1,000	1,056,048
Credit Suisse Group AG, 3.57%, 01/09/23(b)	625	630,625
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20(e)	525	524,474
Deutsche Bank AG, 4.25%, 02/04/21	370	355,304
Goldman Sachs Group, Inc., 3.50%, 01/23/25(e).	450	460,053
Morgan Stanley:
3.13%, 01/23/23	170	174,102
(Secured Overnight Financing Rate + 1.152%), 2.72%, 07/22/25(e)(f)	1,000	1,001,956
UBS Group AG:
2.65%, 02/01/22(b)	200	196,885
3.49%, 05/23/23(b)	765	773,399
(3 mo. LIBOR US + 0.954%), 2.86%, 08/15/23(b)(e)(f)	1,100	1,090,762

		6,263,608

Chemicals — 1.3%
DuPont de Nemours, Inc., 4.21%, 11/15/23	1,800	1,895,329

Commercial Services & Supplies — 0.1%
Waste Management, Inc., 2.95%, 06/15/24	100	101,665

Consumer Finance — 3.9%
American Express Co., 3.00%, 10/30/24	500	511,453

Security	Par (000)	Value

Consumer Finance (continued)
Capital One Bank USA NA, (Secured Overnight Financing Rate + 0.911%), 2.28%, 01/28/26(e)(f)	$600	$539,697
Capital One Financial Corp., 3.90%, 01/29/24	400	400,762
ERAC USA Finance LLC, 2.60%, 12/01/21(b)	350	350,422
Ford Motor Credit Co. LLC:
2.43%, 06/12/20	200	194,500
5.58%, 03/18/24	500	475,000
General Motors Financial Co., Inc.:
4.20%, 03/01/21	285	274,283
3.20%, 07/06/21(e)	1,895	1,803,896
3.25%, 01/05/23	405	367,430
Nissan Motor Acceptance Corp.:
2.15%, 07/13/20(b)	340	337,993
3.88%, 09/21/23(b)(e)	250	249,240
Synchrony Financial, 2.85%, 07/25/22	280	265,850

		5,770,526

Containers & Packaging — 0.0%
WRKCo, Inc., 3.75%, 03/15/25	70	70,369

Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust:
3.95%, 02/01/22	900	815,098
3.50%, 05/26/22	370	327,552
2.88%, 08/14/24	250	199,049
3.50%, 01/15/25	450	364,880
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(b)	295	293,986
GE Capital International Funding Co., 2.34%, 11/15/20(e)	570	560,416
Hyundai Capital America, 2.55%, 04/03/20	215	214,922

		2,775,903

Diversified Telecommunication Services — 1.9%
AT&T Inc.:
3.20%, 03/01/22	50	50,696
3.60%, 02/17/23(e)	400	410,957
4.05%, 12/15/23(e)	600	628,985
3.95%, 01/15/25(e)	100	105,599
Verizon Communications, Inc.:
3.50%, 11/01/24	600	638,335
3.38%, 02/15/25(e)	667	712,491
3.88%, 02/08/29	195	215,653

		2,762,716

Electric Utilities — 0.9%
Duke Energy Corp., 3.95%, 10/15/23(e)	590	614,756
FirstEnergy Corp., 2.85%, 07/15/22	159	155,088
ITC Holdings Corp., 2.70%, 11/15/22	85	84,282
NextEra Energy Capital Holdings, Inc., 3.15%, 04/01/24(e)	500	511,611

		1,365,737

Electrical Equipment — 0.1%
Otis Worldwide Corp., 2.06%, 04/05/25(b)	205	200,354

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.20%, 04/01/20	290	290,000

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	225	214,228
Halliburton Co., 3.50%, 08/01/23	47	44,294

		258,522

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.:
3.45%, 09/15/21	$200	$201,288
2.25%, 01/15/22	140	136,682
3.50%, 01/31/23	750	753,837
3.00%, 06/15/23	300	300,394
2.40%, 03/15/25	155	152,173
Crown Castle International Corp., 3.20%, 09/01/24	385	383,799
Equinix, Inc., 2.63%, 11/18/24	885	844,078

		2,772,251

Food & Staples Retailing — 1.2%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)	350	345,996
CVS Health Corp.:
2.75%, 12/01/22(e)	900	906,275
4.10%, 03/25/25(e)	500	528,916

		1,781,187

Food Products — 0.3%
Conagra Brands, Inc., (3 mo. LIBOR US + 0.750%), 2.55%, 10/22/20(a)	253	250,322
General Mills, Inc., 3.70%, 10/17/23	75	76,343
Tyson Foods, Inc., 3.90%, 09/28/23	115	119,465

		446,130

Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., 2.40%, 06/05/20	280	279,128

Health Care Providers & Services — 0.1%
Anthem, Inc.:
2.95%, 12/01/22	50	51,129
2.38%, 01/15/25	65	64,361

		115,490

Hotels, Restaurants & Leisure — 0.1%
Mcdonald’S Corp., 1.45%, 09/01/25	105	99,974

Industrial Conglomerates — 0.3%
Carrier Global Corp., 2.24%, 02/15/25(b)	475	461,432

Internet Software & Services — 0.2%
Baidu, Inc., 2.88%, 07/06/22	300	305,066

IT Services — 0.9%
Fiserv, Inc., 2.75%, 07/01/24(e)	635	637,415
Global Payments, Inc., 3.75%, 06/01/23	145	149,752
International Business Machines Corp., 3.00%, 05/15/24(e)	510	537,299

		1,324,466

Machinery — 0.2%
Xylem, Inc., 4.88%, 10/01/21	220	226,396

Media — 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22	135	140,028
Discovery Communications LLC, 2.95%, 03/20/23(e)	900	905,218
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20	135	132,950
3.75%, 10/01/21	45	45,434
ViacomCBS, Inc.:
4.50%, 03/01/21	60	60,404
3.38%, 03/01/22	9	8,958
2.50%, 02/15/23	112	108,206
4.25%, 09/01/23	80	81,582
3.88%, 04/01/24(e)	900	880,683

		2,363,463

Security	Par (000)	Value

Metals & Mining — 0.1%
Anglo American Capital PLC, 4.13%, 04/15/21(b)	$200	$197,073

Multi-Utilities — 0.5%
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)	245	253,276
CenterPoint Energy, Inc., 2.50%, 09/01/22	270	263,900
Sempra Energy, (3 mo. LIBOR US + 0.500%), 2.33%, 01/15/21(a)	220	208,391

		725,567

Oil, Gas & Consumable Fuels — 4.6%
Apache Corp., 3.25%, 04/15/22	99	74,329
Canadian Natural Resources Ltd., 2.95%, 01/15/23	125	108,417
Diamondback Energy, Inc., 2.88%, 12/01/24	655	457,515
Enbridge, Inc., 2.90%, 07/15/22	225	203,380
Energy Transfer Operating LP:
3.60%, 02/01/23	150	133,360
4.50%, 04/15/24(e)	500	445,953
2.90%, 05/15/25	360	301,025
EOG Resources, Inc., 2.45%, 04/01/20	345	345,000
Kinder Morgan Energy Partners LP:
5.80%, 03/01/21(e)	635	639,315
4.15%, 02/01/24	600	601,833
MPLX LP:
6.25%, 10/15/22(b)	53	47,712
3.50%, 12/01/22(b)	145	138,827
Occidental Petroleum Corp.:
2.70%, 08/15/22(e)	660	470,610
2.90%, 08/15/24	200	109,465
Ovintiv, Inc., 3.90%, 11/15/21	1,035	709,853
Pioneer Natural Resources Co., 3.45%, 01/15/21	385	371,294
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	500	462,978
Western Midstream Operating LP, 3.10%, 02/01/25	110	56,072
Williams Cos., Inc., 3.70%, 01/15/23(e)	1,190	1,100,226

		6,777,164

Pharmaceuticals — 2.2%
Allergan Finance LLC, 3.25%, 10/01/22(e)	2,415	2,421,476
Allergan Funding SCS, 3.45%, 03/15/22	203	210,783
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21	93	92,221
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	530	557,865

		3,282,345

Road & Rail — 2.5%
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.20%, 07/15/20(b)	1,360	1,353,185
3.38%, 02/01/22(b)	440	444,830
2.70%, 03/14/23(b)(e)	505	498,892
2.70%, 11/01/24(b)	190	177,290
Ryder System, Inc.:
2.88%, 09/01/20(e)	948	943,790
3.65%, 03/18/24	300	301,931

		3,719,918

Semiconductors & Semiconductor Equipment — 2.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 01/15/22	314	310,505
3.63%, 01/15/24	650	638,483
Broadcom, Inc., 3.63%, 10/15/24(b)(e)	500	492,027

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
KLA Corp., 4.65%, 11/01/24	$300	$316,520
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.88%, 06/18/26(b)(e)	500	486,405
QUALCOMM, Inc., 2.90%, 05/20/24(e)	500	517,570
Texas Instruments, Inc., 1.38%, 03/12/25	165	163,737

		2,925,247

Software — 0.2%
CA, Inc., 3.60%, 08/15/22	265	248,444

Technology Hardware, Storage & Peripherals — 1.3%
Dell International LLC/EMC Corp.:
4.42%, 06/15/21(b)	200	199,956
5.45%, 06/15/23(b)	1,000	1,027,651
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(e)	600	600,727

		1,828,334

Tobacco — 2.1%
Altria Group, Inc.:
2.85%, 08/09/22	300	301,460
3.80%, 02/14/24	320	324,348
BAT Capital Corp.:
2.76%, 08/15/22(e)	1,860	1,828,006
2.79%, 09/06/24(e)	700	676,736

		3,130,550

Trading Companies & Distributors — 1.0%
Air Lease Corp.:
3.38%, 06/01/21	155	139,462
2.63%, 07/01/22(e)	650	554,457
2.25%, 01/15/23	335	278,332
International Lease Finance Corp., 4.63%, 04/15/21	468	432,063

		1,404,314

Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC:
3.36%, 03/20/23(b)	75	74,625
4.74%, 09/20/29(b)	400	408,000

		482,625

Total Corporate Bonds — 50.8% (Cost: $77,137,781)		74,359,755

Foreign Agency Obligations — 0.3%

Chile — 0.1%
Empresa Nacional del Petroleo, 5.25%, 8/10/20(b)	200	200,750

Saudi Arabia — 0.2%
Saudi Arabian Oil Co., 2.88%, 4/16/24(b)	220	213,950

Total Foreign Agency Obligations — 0.3% (Cost: $419,350)		414,700

Non-Agency Mortgage-Backed Securities — 29.3%

Collateralized Mortgage Obligations — 2.6%
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/49(b)(d)	817	827,900
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 3.59%, 05/20/34(d)	38	33,400

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Flagstar Mortgage Trust, Series 2020-1INV, Class A11, (1 mo. LIBOR US + 0.850%), 1.80%, 03/25/50(a)(b)	$1,485	$1,378,574
JP Morgan Mortgage Trust:
Series 2015-3, Class A5, 3.50%, 05/25/45(b)(d)	410	406,578
Series 2016-2, Class A1, 2.82%, 06/25/46(b)(d)	418	412,377
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(b)(d)	755	757,894

		3,816,723

Commercial Mortgage-Backed Securities — 26.4%
BANK, Series 2019-BN18, Class A2, 3.47%, 05/15/62	1,250	1,304,461
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.920%), 1.63%, 10/15/36(a)(b)	1,093	1,039,624
Series 2020-BXLP, Class A, (1 mo. LIBOR US + 0.800%), 1.51%, 12/15/36(a)(b)	475	440,517
CGMS Commercial Mortgage Trust, Series 2017-B1, Class AAB, 3.24%, 08/15/50	1,210	1,260,853
Citigroup Commercial Mortgage Trust:
Series 2014-GC21, Class A5, 3.86%, 05/10/47	761	797,497
Series 2016-C2, Class AAB, 2.71%, 08/10/49	1,986	2,016,542
Commercial Mortgage Trust:
Series 2013-CR6, Class ASB, 2.62%, 03/10/46	394	395,786
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)	165	161,306
Series 2014-UBS2, Class A2, 2.82%, 03/10/47	3	2,661
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,000	1,042,041
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47	1,055	1,084,051
Series 2015-CR23, Class A2, 2.85%, 05/10/48	1,159	1,158,233
GS Mortgage Securities Trust:
Series 2012-ALOH, Class A, 3.55%, 04/10/34(b)	951	942,877
Series 2013-GC13, Class A5, 4.05%, 07/10/46(d)	625	661,882
Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,151	1,187,704
Series 2015-GC30, Class AAB, 3.12%, 05/10/50	1,100	1,124,095
Series 2015-GC34, Class AAB, 3.28%, 10/10/48	2,000	2,061,345
GSCG Trust, Series 2019-600C, Class A, 2.94%, 09/06/34(b)	750	728,219
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.150%), 1.86%, 05/15/38(a)(b)	552	451,803
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.78%, 08/15/47 .	500	527,885
Series 2014-C25, Class A4A1, 3.41%, 11/15/47	500	521,428
Series 2015-C28, Class ASB, 3.04%, 10/15/48	1,671	1,699,335

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4, 3.48%, 06/15/45	$2,860	$2,900,655
Series 2012-HSBC, Class D, 4.68%, 07/05/32(b)(d)	745	733,796
Series 2017-JP6, Class A3, 3.11%, 07/15/50	850	868,137
Series 2019-BKWD, Class A, (1 mo. LIBOR US + 1.000%), 1.71%, 09/15/29(a)(b)	241	223,979
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.92%, 02/15/46	2,735	2,743,421
Series 2013-C8, Class A4, 3.13%, 12/15/48	700	705,996
Series 2013-C10, Class A4, 4.08%, 07/15/46(d)	2,000	2,106,472
Series 2014-C15, Class A4, 4.05%, 04/15/47 .	230	240,376
Series 2015-C25, Class A4, 3.37%, 10/15/48 .	330	338,790
Series 2016-C30, Class ASB, 2.73%, 09/15/49	268	272,922
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A3, 2.99%, 03/15/45	446	446,550
Series 2012-C4, Class A4, 3.24%, 03/15/45	1,900	1,911,399
Series 2014-CPT, Class A, 3.35%, 07/13/29(b)	1,800	1,772,868
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class ASB, 3.24%, 12/15/47	1,902	1,941,452
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.05%, 03/15/47	721	768,079

		38,585,037

Interest Only Commercial Mortgage-Backed Securities — 0.3%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.72%, 09/15/48(d)	4,631	149,947
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 0.92%, 05/10/48(d)	2,209	73,934
Series 2015-LC21, Class XA, 0.75%, 07/10/48(d)	5,236	139,719
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.90%, 01/15/49(d)	755	58,887

		422,487

Total Non-Agency Mortgage-Backed Securities — 29.3% (Cost: $43,707,709)		42,824,247

U.S. Government Sponsored Agency Securities — 35.5%

Collateralized Mortgage Obligations — 4.5%
Fannie Mae, Series 2018-21, Class CA, 3.50%, 04/25/45	1,277	1,363,317
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	144	158,193
Series 3986, Class M, 4.50%, 09/15/41	166	178,246
Series 4253, Class PA, 3.50%, 08/15/41	294	302,515
Series 4274, Class PN, 3.50%, 10/15/35	293	312,659
Series 4390, Class CA, 3.50%, 06/15/50	331	353,324
Series 4459, Class BN, 3.00%, 08/15/43	628	668,309
Series 4482, Class DH, 3.00%, 06/15/42	324	337,227
Series 4493, Class PA, 3.00%, 02/15/44	485	514,157
Series 4494, Class KA, 3.75%, 10/15/42	536	568,331

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 4777, Class CB, 3.50%, 10/15/45	$1,681	$1,745,858

		6,502,136

Mortgage-Backed Securities — 31.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-04/01/32(e)	2,428	2,524,578
3.00%, 09/01/30-11/01/33(e)	4,429	4,662,463
4.00%, 03/01/32-04/01/34(e)	6,294	6,692,117
4.50%, 09/01/26-01/01/48(e)	5,134	5,619,024
5.00%, 05/01/21-07/01/25	8	8,365
(12 mo. LIBOR US + 1.579%), 2.88%, 07/01/44(a)(e)	672	676,650
(12 mo. LIBOR US + 1.590%), 3.02%, 10/01/45(a)(e)	869	889,321
(12 mo. LIBOR US + 1.590%), 3.14%, 06/01/45(a)(e)	952	985,489
(12 mo. LIBOR US + 1.696%), 2.72%, 07/01/43(a)(e)	1,214	1,236,134
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/27(e)	560	585,240
4.00%, 09/01/33(e)	2,223	2,374,358
4.50%, 03/01/49(e)	6,693	7,411,685
5.00%, 09/01/21(g)	0	228
5.50%, 05/01/22	8	7,748
(12 mo. LIBOR US + 1.620%), 2.58%, 03/01/45(a)(e)	1,011	1,025,955
(12 mo. LIBOR US + 1.622%), 3.06%, 05/01/45(a)(e)	1,649	1,700,059
Uniform Mortgage-Backed Securities, 4.00%, 04/01/50(h)	8,445	9,005,891

		45,405,305

Total U.S. Government Sponsored Agency Securities — 35.5% (Cost: $50,595,241)		51,907,441

U.S. Treasury Obligations — 5.0%
U.S. Treasury Inflation Indexed Notes:
0.13%, 10/15/24	4,022	4,070,938
0.25%, 7/15/29(e)	3,177	3,298,437

Total U.S. Treasury Obligations — 5.0% (Cost: $7,327,585)		7,369,375

Total Long-Term Investments — 152.2% (Cost: $225,321,045)		222,698,052

Options Purchased — 0.1% (Cost: $132,009)		173,007

Total Investments Before TBA Commitments and Options Written — 152.3% (Cost: $225,453,054)		222,871,059

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

TBA Sale Commitments — (6.1)%(h)

Mortgage-Backed Securities — (6.1)%
Uniform Mortgage-Backed Securities, 4.00%, 07/01/41	$(8,445)	$(9,005,891)

Total TBA Sale Commitments — (6.1)% (Proceeds: $8,854,091)		(9,005,891)

Options Written — (0.4)% (Premiums Received: $287,945)		(540,354)

Total Investments Net of TBA Sale Commitments and Options Written — 145.8% (Cost: $216,311,018)		213,324,814

Liabilities in Excess of Other Assets — (45.8)%		(67,022,401)

Net Assets — 100.0%		$146,302,413

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from regis- tration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	All or a portion of the security has been pledged as collateral in connection with out- standing reverse repurchase agreements.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Amount is less than $500.
(h)	Represents or includes a TBA transaction.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas	0.95%	08/06/19	Open	$1,823,937	$1,853,967	Corporate Bonds	Open/Demand
BNP Paribas	0.95%	08/06/19	Open	2,363,750	2,402,668	Corporate Bonds	Open/Demand
BNP Paribas	0.95%	08/07/19	Open	868,500	882,395	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	08/27/19	Open	2,337,000	2,372,780	Corporate Bonds	Open/Demand
BNP Paribas	0.95%	11/12/19	Open	507,450	511,326	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	11/12/19	Open	246,000	247,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	11/13/19	Open	710,500	716,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	11/13/19	Open	475,625	479,398	Corporate Bonds	Open/Demand
BNP Paribas	1.00%	12/12/19	Open	103,125	103,760	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	01/29/20	Open	609,750	611,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	01/29/20	Open	580,044	582,023	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	01/29/20	Open	614,362	616,459	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	01/29/20	Open	678,125	680,438	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	02/28/20	Open	1,058,750	1,060,470	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	02/28/20	Open	574,500	575,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	02/28/20	Open	104,677	104,864	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	881,999	883,349	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	398,000	398,609	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	541,000	541,828	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	541,000	541,828	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	578,000	578,885	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	491,000	491,752	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	767,000	768,174	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	895,000	896,370	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	624,000	624,955	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	517,000	517,791	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	609,000	609,932	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	03/02/20	Open	890,000	891,362	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/03/20	Open	503,750	504,541	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/03/20	Open	526,875	527,703	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/03/20	Open	500,000	500,758	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/03/20	Open	506,250	507,018	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/03/20	Open	492,375	493,149	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/03/20	Open	513,125	513,930	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/05/20	Open	687,844	688,592	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/05/20	Open	1,041,250	1,042,382	Corporate Bonds	Open/Demand

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	0.95%	03/05/20	Open	$990,000	$991,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	03/09/20	Open	451,125	451,569	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	03/09/20	Open	504,000	504,496	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	03/09/20	Open	409,000	409,403	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	03/10/20	Open	892,125	892,965	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	569,118	569,251	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,367,599	1,367,917	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	367,120	367,206	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	17,767	17,771	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,190,407	1,190,685	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	57,936	57,950	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	45,483	45,494	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	55,331	55,344	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	19,614	19,619	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	5,411,531	5,412,794	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	61,516	61,529	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,934,577	1,935,028	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	74,901	74,919	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,007,399	1,007,634	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	201,156	201,203	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,723,741	1,724,143	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	5,355,411	5,356,661	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	673,511	673,668	U.S. Government Sponsored Agency Securities	Up to 30 Days

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	$354,942	$355,025	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	866,276	866,478	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,323,512	1,323,821	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	115,755	115,782	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	2,360,547	2,361,098	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	953,744	953,967	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,697,821	1,698,217	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,209,961	1,210,243	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,648,882	1,649,267	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	55,562	55,575	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,378,570	1,378,892	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	360,219	360,303	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,067,492	1,067,741	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	302,217	302,288	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	159,187	159,224	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	1,233,356	1,233,644	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.60%	03/17/20	04/08/20	391,192	391,283	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	1.04%	03/25/20	Open	572,294	572,393	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	03/25/20	Open	385,000	385,061	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	03/25/20	Open	929,688	929,849	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30%	03/26/20	Open	352,275	352,339	Corporate Bonds	Open/Demand

				$67,259,423	$67,435,505

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	43,285,801	NZD	650,000	Morgan Stanley & Co. International PLC	06/17/20	$16,278
USD	760,000	CAD	1,058,072	Bank of America N.A.	06/17/20	7,602
USD	390,000	CAD	540,241	JPMorgan Chase Bank N.A.	06/17/20	5,833
USD	380,000	CAD	527,252	Royal Bank of Canada	06/17/20	5,069
USD	390,000	JPY	40,832,337	JPMorgan Chase Bank N.A.	06/17/20	8,990

						43,772

CAD	543,581	USD	390,000	Bank of America N.A.	06/17/20	(3,458)
CAD	527,067	USD	380,000	Citibank N.A.	06/17/20	(5,201)
CAD	527,067	USD	380,000	Citibank N.A.	06/17/20	(5,201)
CAD	529,484	USD	380,000	JPMorgan Chase Bank N.A.	06/17/20	(3,483)
JPY	40,952,457	USD	390,000	Bank of America N.A.	06/17/20	(7,869)
NZD	650,000	JPY	41,860,000	JPMorgan Chase Bank N.A.	06/17/20	(2,974)

						(28,186)

Net Unrealized Appreciation						$15,586

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (2 Year)	275	06/30/20	$60,605	$62,922

Short Contracts
U.S. Treasury Notes (10 Year)	14	06/19/20	1,942	(59,816)
U.S. Ultra Treasury Bonds	1	06/19/20	222	(23,649)
U.S. Ultra Treasury Notes (10 Year)	23	06/19/20	3,589	(133,388)
U.S. Treasury Notes (5 Year)	232	06/30/20	29,083	(327,698)

				(544,551)

				$(481,629)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	5	04/24/20	$133.00	$665	$28,828
Put
U.S. Treasury Notes (10 Year)	4	04/24/20	134.00	536	438

					$29,266

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	5	04/24/20	$134.00	$670	$(23,984)

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 09/05/30	3-month LIBOR 1.45%	Quarterly	0.95%	Semi-Annual	Bank of America N.A.	09/03/20	0.95%	USD	520	$18,456
10-Year Interest Rate Swap, 03/02/32	3-month LIBOR 1.45%	Quarterly	1.21%	Semi-Annual	Goldman Sachs Bank USA	02/28/22	1.21%	USD	480	29,107
10-Year Interest Rate Swap, 02/27/35	3-month LIBOR 1.45%	Quarterly	1.49%	Semi-Annual	Citibank N.A.	02/25/25	1.49%	USD	320	27,108
10-Year Interest Rate Swap, 01/19/50	3-month LIBOR 1.45%	Quarterly	2.07%	Semi-Annual	JPMorgan Chase Bank N.A.	01/17/40	2.07%	USD	240	33,040

										107,711

Put
2-Year Interest Rate Swap, 06/24/22	0.00%	Annual	6-month EURIBOR (0.29)%	Semi-Annual	JPMorgan Chase Bank N.A.	06/22/20	0.00%	EUR	3,700	251
2-Year Interest Rate Swap, 06/25/22	0.00%	Annual	6-month EURIBOR (0.29)%	Semi-Annual	Bank of America N.A.	06/23/20	0.00%	EUR	1,388	95
2-Year Interest Rate Swap, 06/26/22	0.00%	Annual	6-month EURIBOR (0.29)%	Semi-Annual	Bank of America N.A.	06/24/20	0.00%	EUR	1,388	96
2-Year Interest Rate Swap, 06/28/22	0.00%	Annual	6-month EURIBOR (0.29)%	Semi-Annual	Bank of America N.A.	06/26/20	0.00%	EUR	1,388	97
10-Year Interest Rate Swap, 08/29/30	1.24%	Semi-Annual	3-month LIBOR 1.45%	Quarterly	Bank of America N.A.	08/27/20	1.24%	USD	690	3,445
10-Year Interest Rate Swap, 03/02/32	1.21%	Semi-Annual	3-month LIBOR 1.45%	Quarterly	Goldman Sachs Bank USA	02/28/22	1.21%	USD	480	10,525
10-Year Interest Rate Swap, 02/27/35	1.49%	Semi-Annual	3-month LIBOR 1.45%	Quarterly	Citibank N.A.	02/25/25	1.49%	USD	320	10,754
10-Year Interest Rate Swap, 01/19/50	2.07%	Semi-Annual	3-month LIBOR 1.45%	Quarterly	JPMorgan Chase Bank N.A.	01/17/40	2.07%	USD	240	10,767

										36,030

										$143,741

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value
Call
10-Year Interest Rate Swap, 10/25/30	1.70%	Semi- Annual	3-month LIBOR 1.45%	Quarterly	Citibank N.A.	10/23/20	1.70%	USD	1,330	$(131,152)
10-Year Interest Rate Swap, 10/29/30	1.58%	Semi- Annual	3-month LIBOR 1.45%	Quarterly	Barclays Bank PLC	10/27/20	1.58%	USD	1,180	(102,666)
2-Year Interest Rate Swap, 01/27/23	1.45%	Semi- Annual	3-month LIBOR 1.45%	Quarterly	Bank of America N.A.	01/25/21	1.45%	USD	3,020	(67,205)
10-Year Interest Rate Swap, 01/20/32	1.65%	Semi- Annual	3-month LIBOR 1.45%	Quarterly	JPMorgan Chase Bank N.A.	01/18/22	1.65%	USD	1,030	(95,544)
10-Year Interest Rate Swap, 01/30/32	1.45%	Semi- Annual	3-month LIBOR 1.45%	Quarterly	Bank of America N.A.	01/28/22	1.45%	USD	500	(38,660)
5-Year Interest Rate Swap, 03/02/27	1.25%	Semi- Annual	3-month LIBOR 1.45%	Quarterly	Barclays Bank PLC	02/28/22	1.25%	USD	940	(33,474)

										(468,701)

Put
2-Year Interest Rate Swap, 10/04/22	3-month LIBOR 1.45%	Quarterly	1.05%	Semi-Annual	Goldman Sachs Bank USA	10/02/20	1.05%	USD	1,480	(5)
2-Year Interest Rate Swap, 10/04/22	3-month LIBOR 1.45%	Quarterly	1.05%	Semi-Annual	Goldman Sachs Bank USA	10/02/20	1.05%	USD	1,480	(6)
2-Year Interest Rate Swap, 10/07/22	3-month LIBOR 1.45%	Quarterly	1.00%	Semi-Annual	Deutsche Bank AG	10/05/20	1.00%	USD	1,365	(10)
10-Year Interest Rate Swap, 10/25/30	3-month LIBOR 1.45%	Quarterly	1.70%	Semi-Annual	Citibank N.A.	10/23/20	1.70%	USD	1,330	(2,485)
10-Year Interest Rate Swap, 10/29/30	3-month LIBOR 1.45%	Quarterly	1.58%	Semi-Annual	Barclays Bank PLC	10/27/20	1.58%	USD	1,180	(3,220)
2-Year Interest Rate Swap, 01/20/23	6-month EURIBOR (0.29)%	Semi-Annual	0.00%	Annual	Bank of America N.A.	01/18/21	0.00%	EUR	7,640	(3,668)
2-Year Interest Rate Swap, 01/27/23	3-month LIBOR 1.45%	Quarterly	1.45%	Semi-Annual	Bank of America N.A.	01/25/21	1.45%	USD	3,020	(11)
10-Year Interest Rate Swap, 01/20/32	3-month LIBOR 1.45%	Quarterly	2.15%	Semi-Annual	JPMorgan Chase Bank N.A.	01/18/22	2.15%	USD	1,030	(4,422)
10-Year Interest Rate Swap, 01/30/32	3-month LIBOR 1.45%	Quarterly	1.95%	Semi-Annual	Bank of America N.A.	01/28/22	1.95%	USD	500	(3,131)
10-Year Interest Rate Swap, 02/24/32	3-month LIBOR 1.45%	Quarterly	1.85%	Semi-Annual	Bank of America N.A.	02/22/22	1.85%	USD	370	(2,880)
10-Year Interest Rate Swap, 02/24/32	3-month LIBOR 1.45%	Quarterly	1.85%	Semi-Annual	Bank of America N.A.	02/22/22	1.85%	USD	370	(2,880)

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value
10-Year Interest Rate Swap, 03/02/32	3-month LIBOR 1.45%	Quarterly	1.60%	Semi- Annual	Deutsche Bank AG	02/28/22	1.60%	USD	350	$(4,182)
5-Year Interest Rate Swap, 03/02/27	3-month LIBOR 1.45%	Quarterly	1.25%	Semi-Annual	Barclays Bank PLC	02/28/22	1.25%	USD	940	(5,898)
10-Year Interest Rate Swap, 03/05/32	3-month LIBOR 1.45%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/03/22	1.60%	USD	350	(4,204)
10-Year Interest Rate Swap, 03/06/32	3-month LIBOR 1.45%	Quarterly	1.60%	Semi-Annual	Barclays Bank PLC	03/04/22	1.60%	USD	342	(4,113)
10-Year Interest Rate Swap, 03/06/32	3-month LIBOR 1.45%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/04/22	1.60%	USD	545	(6,554)

										(47,669)

										$(516,370)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.22%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	N/A		05/18/21	USD	10,000	$ (92,155)	$ 103	$ (92,258)
1.30%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	N/A		05/20/21	USD	10,000	(104,663)	103	(104,766)
3-Month LIBOR, 1.45%	Quarterly	0.68%	Semi-Annual	N/A		03/06/22	USD	160	748	—	748
(0.30)%	Annual	6-Month EURIBOR, (0.29)%	Semi-Annual	N/A		03/23/22	EUR	90	(77)	—	(77)
6-Month EURIBOR, (0.29)%	Semi-Annual	(0.25)%	Annual	06/24/20(a	)	06/24/22	EUR	322	518	—	518
6-Month EURIBOR, (0.29)%	Semi-Annual	(0.29)%	Annual	06/25/20(a	)	06/25/22	EUR	121	87	—	87
6-Month EURIBOR, (0.29)%	Semi-Annual	(0.28)%	Annual	06/26/20(a	)	06/26/22	EUR	121	114	—	114
6-Month EURIBOR, (0.29)%	Semi-Annual	(0.28)%	Annual	06/30/20(a	)	06/30/22	EUR	121	127	—	127
3-Month LIBOR, 1.45%	Quarterly	0.44%	Semi-Annual	09/11/20(a	)	09/11/22	USD	143	328	—	328
3-Month LIBOR, 1.45%	Quarterly	0.44%	Semi-Annual	09/11/20(a	)	09/11/22	USD	133	309	—	309
3-Month LIBOR, 1.45%	Quarterly	0.46%	Semi-Annual	09/11/20(a	)	09/11/22	USD	134	376	—	376
3-Month LIBOR, 1.45%	Quarterly	0.51%	Semi-Annual	09/11/20(a	)	09/11/22	USD	200	745	—	745
3-Month LIBOR, 1.45%	Quarterly	0.38%	Semi-Annual	09/28/20(a	)	09/28/22	USD	450	541	—	541
3-Month LIBOR, 1.45%	Quarterly	0.34%	Semi-Annual	09/29/20(a	)	09/29/22	USD	700	309	—	309

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.45%	Quarterly	0.36%	Semi-Annual	09/29/20(a)	09/29/22	USD	180	$ 119	$—	$ 119
3-Month LIBOR, 1.45%	Quarterly	0.43%	Semi-Annual	09/29/20(a)	09/29/22	USD	340	717	—	717
3-Month LIBOR, 1.45%	Quarterly	1.05%	Semi-Annual	03/01/21(a)	03/01/23	USD	415	5,872	—	5,872
3-Month LIBOR, 1.45%	Quarterly	1.06%	Semi-Annual	03/01/21(a)	03/01/23	USD	415	5,905	—	5,905
3-Month LIBOR, 1.45%	Quarterly	1.07%	Semi-Annual	03/01/21(a)	03/01/23	USD	420	6,072	—	6,072
3-Month LIBOR, 1.45%	Quarterly	1.10%	Semi-Annual	03/01/21(a)	03/01/23	USD	1,660	24,944	—	24,944
3-Month LIBOR, 1.45%	Quarterly	0.88%	Semi-Annual	03/02/21(a)	03/02/23	USD	415	4,433	—	4,433
3-Month LIBOR, 1.45%	Quarterly	0.88%	Semi-Annual	03/02/21(a)	03/02/23	USD	830	8,874	—	8,874
3-Month LIBOR, 1.45%	Quarterly	0.90%	Semi-Annual	03/02/21(a)	03/02/23	USD	415	4,652	—	4,652
0.61%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	03/22/21(a)	03/22/23	USD	700	(3,699)	—	(3,699)
(0.17)%	Annual	6-Month EURIBOR, (0.29)%	Semi-Annual	03/24/21(a)	03/24/23	EUR	585	(1,740)	—	(1,740)
(0.18)%	Annual	6-Month EURIBOR, (0.29)%	Semi-Annual	03/24/21(a)	03/24/23	EUR	585	(1,658)	—	(1,658)
(0.18)%	Annual	6-Month EURIBOR, (0.29)%	Semi-Annual	03/24/21(a)	03/24/23	EUR	580	(1,579)	—	(1,579)
3-Month LIBOR, 1.45%	Quarterly	1.56%	Semi-Annual	N/A	01/31/30	USD	90	7,345	—	7,345
3-Month LIBOR, 1.45%	Quarterly	1.58%	Semi-Annual	N/A	02/11/30	USD	88	7,362	—	7,362
3-Month LIBOR, 1.45%	Quarterly	1.51%	Semi-Annual	N/A	02/12/30	USD	88	6,721	—	6,721
3-Month LIBOR, 1.45%	Quarterly	1.54%	Semi-Annual	N/A	02/12/30	USD	88	6,971	—	6,971
3-Month LIBOR, 1.45%	Quarterly	1.51%	Semi-Annual	N/A	02/20/30	USD	88	6,756	—	6,756
3-Month LIBOR, 1.45%	Quarterly	1.48%	Semi-Annual	N/A	02/24/30	USD	78	5,772	—	5,772
3-Month LIBOR, 1.45%	Quarterly	1.43%	Semi-Annual	N/A	02/25/30	USD	175	12,161	—	12,161
3-Month LIBOR, 1.45%	Quarterly	1.32%	Semi-Annual	N/A	02/26/30	USD	170	9,939	—	9,939
1.31%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	N/A	02/27/30	USD	340	(19,673)	—	(19,673)
3-Month LIBOR, 1.45%	Quarterly	1.24%	Semi-Annual	N/A	03/02/30	USD	170	8,647	—	8,647

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.45%	Quarterly	1.24%	Semi-Annual	N/A		03/02/30	USD	100	$5,122	$—	$5,122
3-Month LIBOR, 1.45%	Quarterly	0.50%	Semi-Annual	N/A		03/11/30	USD	190	(3,717)	—	(3,717)
3-Month LIBOR, 1.45%	Quarterly	0.71%	Semi-Annual	N/A		03/25/30	USD	260	(98)	—	(98)
3-Month LIBOR, 1.45%	Quarterly	0.73%	Semi-Annual	04/15/20	(a)	04/15/30	USD	90	178	—	178
3-Month LIBOR, 1.45%	Quarterly	0.62%	Semi-Annual	05/04/20	(a)	05/04/30	USD	110	(985)	—	(985)
3-Month LIBOR, 1.45%	Quarterly	1.02%	Semi-Annual	09/08/20	(a)	09/08/30	USD	235	7,049	—	7,049
3-Month LIBOR, 1.45%	Quarterly	1.05%	Semi-Annual	03/08/22	(a)	03/08/32	USD	91	2,041	(191)	2,232
1.05%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	03/08/22	(a)	03/08/32	USD	91	(2,042)	—	(2,042)
1.11%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	03/08/22	(a)	03/08/32	USD	155	(4,382)	—	(4,382)
1.00%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	N/A		03/20/50	USD	30	(828)	—	(828)

									$(85,442)	$15	$(85,457)

(a)	Forward swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$206	$191	$152,045	$237,502	$ —
Options Written	—	—	118,297	370,706	540,354

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$62,922	$—	$62,922
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	43,772	—	—	43,772
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	173,007	—	173,007
Swaps — centrally cleared	Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	152,045	—	152,045

		$—	$—	$—	$43,772	$387,974	$—	$431,746

Liabilities — Derivative Financial Instruments
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$544,551	$—	$544,551
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	28,186	—	—	28,186
Options written	Options written at value	—	—	—	—	540,354	—	540,354
Swaps — centrally cleared	Net unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	237,502	—	237,502

		$—	$—	$—	$28,186	$1,322,407	$—	$1,350,593

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

For the year ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$(1,262,866)	$—	$(1,262,866)
Forward foreign currency exchange contracts	—	—	—	2,039	—	—	2,039
Options purchased(a)	—	—	—	—	(36,012)	—	(36,012)
Options written	—	—	—	—	10,183	—	10,183
Swaps	—	—	—	—	157,555	—	157,555

	$—	$—	$—	$2,039	$(1,131,140)	$—	$(1,129,101)

(a) Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(739,457)	$—	$739,457
Forward foreign currency exchange contracts	—	—	—	15,213	—	—	15,213
Options purchased(a)	—	—	—	—	70,840	—	70,840
Options written	—	—	—	—	(252,409)	—	(252,409)
Swaps	—	—	—	—	(535,801)	—	(535,801)

	$—	$—	$—	$15,213	$(1,456,827)	$—	$(1,441,614)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$50,054,072
Average notional value of contracts — short	31,916,205
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	5,835,580
Average amounts sold — in USD	3,442,119
Options:
Average value of option contracts purchased	7,317
Average value of option contracts written	5,996
Average notional value of swaption contracts purchased	3,424,553
Average notional value of swaption contracts written	7,769,540
Interest rate swaps:
Average notional value — pays fixed rate	26,066,334
Average notional value — receives fixed rate	7,921,654
Inflation swaps:
Average notional value — pays fixed rate	389,457

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$23,299	$8,594
Forward foreign currency exchange contracts	43,772	28,186
Options(a)	173,007	540,354
Swaps - Centrally cleared	—	127,705

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$240,078	$704,839
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(52,565)	(160,283)

Total derivative assets and liabilities subject to an MNA	$187,513	$544,556

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America N.A.	$29,791	$(29,791)	$—	$—	$—
Citibank N.A.	37,862	(37,862)	—	—	—
Goldman Sachs Bank USA	39,632	(11)	—	—	39,621
JPMorgan Chase Bank N.A.	58,881	(58,881)	—	—	—
Morgan Stanley & Co. International PLC	16,278	—	—	—	16,278
Royal Bank of Canada	5,069	—	—	—	5,069

	$187,513	$(126,545)	$—	$—	$60,968

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Bank of America N.A.	$129,762	$(29,791)	$—	$—	$99,971
Barclays Bank PLC	149,371	—	—	—	149,371
Citibank N.A.	144,039	(37,862)	—	—	106,177
Deutsche Bank AG	14,950	—	—	—	14,950
Goldman Sachs Bank USA	11	(11)	—	—	—
JPMorgan Chase Bank N.A.	106,423	(58,881)	—	—	47,542

	$544,556	$(126,545)	$—	$—	$418,011

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$45,499,495	$213,171	$45,712,666
Capital Trusts(a)	—	109,868	—	109,868
Corporate Bonds(a)	—	74,359,755	—	74,359,755
Foreign Agency Obligations	—	414,700	—	414,700
Non-Agency Mortgage-Backed Securities	—	42,824,247	—	42,824,247
U.S. Government Sponsored Agency Securities	—	51,907,441	—	51,907,441
U.S. Treasury Obligations	—	7,369,375	—	7,369,375
Options Purchased:
Interest rate contracts	29,266	143,741	—	173,007
Liabilities:
TBA Sale Commitments	—	(9,005,891)	—	(9,005,891)

	$29,266	$213,622,731	$213,171	$213,865,168

(a)	See above Schedule of Investments for values in each industry.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) March 31, 2020	BATS: Series S Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$43,772	$—	$43,772
Interest rate contracts	62,922	152,045	—	214,967
Liabilities:
Foreign currency exchange contracts	—	(28,186)	—	(28,186)
Interest rate contracts	(568,535)	(753,872)	—	(1,322,407)

	$(505,613)	$(586,241)	$—	$(1,091,854)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $67,435,505 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

March 31, 2020

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$1,030,070,447	$463,329,392	$327,107,444
Cash pledged:
Collateral — OTC derivatives	530,000	—	—
Futures contracts	—	259,710	627,650
Receivables:
Investments sold	5,849,342	5,847,356	7,877,556
Capital shares sold	287,187	1,148,551	936,212
Dividends — unaffiliated	32,436	3,707	10,190
Interest — unaffiliated	3,837,779	4,052,690	3,943,114
From the Manager	104,173	63,189	73,516
Variation margin on futures contracts	—	8,589	84,647
Swap premiums paid	13,020	11,474	—
Unrealized appreciation on OTC swaps	52,073	25,449	—
Prepaid expenses	33,759	22,829	21,412

Total assets	1,040,810,216	474,772,936	340,681,741

ACCRUED LIABILITIES
Bank overdraft	—	—	1,607
Cash received:
Collateral — OTC derivatives	—	10,000	—
Payables:
Investments purchased	—	7,764,314	8,584,972
Capital shares redeemed	162,805	1,177,776	6,785,604
Income dividends	4,017,677	1,282,289	1,116,712
Interest expense and fees	—	—	71,078
Trustees’ and Officer’s fees	615	282	85
Other accrued expenses	218,407	125,747	126,673
Variation margin on futures contracts	—	61,154	—
Swap premiums received	287,371	18,771	—
Unrealized depreciation on OTC swaps	447,842	65,718	—

Total accrued liabilities	5,134,717	10,506,051	16,686,731

OTHER LIABILITIES
TOB Trust Certificates	—	—	10,713,000

Total other liabilities	—	—	10,713,000

Total liabilities	5,134,717	10,506,051	27,399,731

NET ASSETS	$1,035,675,499	$464,266,885	$313,282,010

NET ASSETS CONSIST OF
Paid-in capital	$1,157,653,006	$456,250,575	$319,525,728
Accumulated earnings (loss)	(121,977,507)	8,016,310	(6,243,718)

NET ASSETS	$1,035,675,499	$464,266,885	$313,282,010

NET ASSET VALUE
Shares outstanding(b)	114,408,956	44,267,472	29,752,246

Net asset value	$9.05	$10.49	$10.53

(a) Investments at cost — unaffiliated	$1,146,610,064	$463,185,399	$329,401,068
(b) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Assets and Liabilities  (continued)

March 31, 2020

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,320,408,664	$—	$222,871,059
Investments at value — affiliated(b)	—	12,236,936	—
Cash	383,351	26,947,615	1,217,302
Due from broker	463,000	—	—
Cash pledged:
Collateral — OTC derivatives	5,780,000	—	—
Futures contracts	4,466,000	275,190	288,925
Centrally cleared swaps	399,960	2,614,570	103,930
Foreign currency at value(c)	—	—	164,724
Receivables:
Investments sold	4,063,553	—	1,103,276
Options written	—	—	23,207
Swaps	—	—	66,305
TBA sale commitments	1,093,341,020	—	8,854,091
Capital shares sold	1,534,742	—	521,164
Dividends — unaffiliated	10,065	—	390
Dividends — affiliated	—	40,944	—
Interest — unaffiliated	4,503,532	—	930,754
From the Manager	83,721	23,030	41,705
Principal paydowns	—	—	38,010
Variation margin on futures contracts	146,668	16,735	23,299
Variation margin on centrally cleared swaps	—	96,214	—
Swap premiums paid	399,932	—	—
Unrealized appreciation on:
OTC swaps	1,867,879	—	—
Forward foreign currency exchange contracts	—	—	43,772
Prepaid expenses	47,529	17,051	13,064

Total assets	3,437,899,616	42,268,285	236,304,977

LIABILITIES
Cash received:
Collateral — TBA commitments	9,174,873	—	—
Options written at value(d)	2,079,172	—	540,354
TBA sale commitments at value(e)	1,109,606,353	—	9,005,891
Reverse repurchase agreements at value	—	—	67,435,505
Payables:
Investments purchased	1,297,211,087	—	11,911,064
Capital shares redeemed	2,968,835	872,871	378,386
Income dividends	2,918,126	—	459,326
Trustees’ and Officer’s fees	455	1,126	141
Other accrued expenses	171,843	60,530	107,412
Variation margin on futures contracts	40,588	28,595	8,594
Variation margin on centrally cleared swaps	2,050	—	127,705
Swap premiums received	2,027,013	—	—
Unrealized depreciation on:
OTC swaps	4,921,652	—	—
Forward foreign currency exchange contracts	—	—	28,186

Total liabilities	2,431,122,047	963,122	90,002,564

NET ASSETS	$1,006,777,569	$41,305,163	$146,302,413

NET ASSETS CONSIST OF
Paid-in capital	$1,002,715,909	$78,758,954	$159,716,790
Accumulated gain (loss)	4,061,660	(37,453,791)	(13,414,377)

NET ASSETS	$1,006,777,569	$41,305,163	$146,302,413

NET ASSET VALUE
Shares outstanding(f)	102,590,561	5,216,541	15,854,185

Net asset value	$9.81	$7.92	$9.23

(a) Investments at cost — unaffiliated	$2,272,877,677	$—	$225,453,054
(b) Investments at cost — affiliated	$—	$12,752,096	$—
(c) Foreign currency at cost	$—	$—	$163,061
(d) Premiums received	$473,644	$—	$287,945
(e) Proceeds from TBA sale commitments	$1,093,341,020	$—	$8,854,091
(f) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended March 31, 2020

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$50,959,708	$14,741,199	$11,524,897
Dividends — unaffiliated	787,266	64,920	205,904
Other Income	—	3,885	3,611

Total investment income	51,746,974	14,810,004	11,734,412

EXPENSES
Registration	196,946	37,073	127,302
Accounting services	94,760	57,437	51,828
Professional	76,276	58,914	69,368
Transfer agent	48,701	121,545	26,613
Pricing	47,312	43,571	54,318
Custodian	26,423	11,996	6,467
Printing	9,397	8,136	12,020
Trustees and Officer	8,964	5,040	4,615
Miscellaneous	28,392	13,022	7,324

Total expenses excluding interest expense	537,171	356,734	359,855
Interest expense and fees(a)	—	—	192,812

Total expenses	537,171	356,734	552,667
Less:
Fees waived and/or reimbursed by the Manager	(534,668)	(354,605)	(359,797)

Total expenses after fees waived and/or reimbursed	2,503	2,129	192,870

Net investment income	51,744,471	14,807,875	11,541,542

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,866,066)	11,685,786	1,375,348
Futures contracts	—	2,470,147	(4,949,394)
Swaps	457,298	33,659	—

	(3,408,768)	14,189,592	(3,574,046)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(107,305,204)	(8,533,303)	(11,139,590)
Futures contracts	—	(157,031)	405,307
Swaps	(758,837)	(49,619)	—

	(108,064,041)	(8,739,953)	(10,734,283)

Realized and unrealized gain (loss)	(111,472,809)	5,449,639	(14,308,329)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,728,338)	$20,257,514	$(2,766,787)

(a)	Related to TOB Trusts.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Operations  (continued)

Year Ended March 31, 2020

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$26,572,875	$168,447	$6,235,661
Dividends — unaffiliated	108,991	—	44,756
Dividends — affiliated	—	438,044	—
Other income	14,042	6,400	2,246

Total investment income	26,695,908	612,891	6,282,663

EXPENSES
Transfer agent	141,004	19,950	27,676
Accounting services	80,577	35,874	44,778
Professional	65,664	44,923	63,480
Registration	56,033	24,148	33,348
Custodian	48,609	397	23,502
Pricing	58,445	—	26,848
Trustees and Officer	11,386	116	2,934
Printing	5,803	10,705	11,133
Miscellaneous	22,375	4,542	7,254

Total expenses excluding interest expense	489,896	140,655	240,953
Interest expense(a)	—	—	1,627,819

Total expenses	489,896	140,655	1,868,772
Less:
Fees waived and/or reimbursed by the Manager	(487,768)	(140,486)	(240,556)

Total expenses after fees waived and/or reimbursed	2,128	169	1,628,216

Net investment income	26,693,780	612,722	4,654,447

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,338,477	—	1,273,590
Investments — affiliated	—	(87,804)	—
Foreign currency transactions	—	—	9,360
Forward foreign currency exchange contracts	—	—	2,039
Futures contracts	(7,788,785)	1,386,700	(1,262,866)
Options written	444,129	—	10,183
Swaps	(5,344,271)	(331,596)	157,555

	1,649,550	967,300	189,861

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	27,411,524	—	(2,250,732)
Investments — affiliated	—	(253,730)	—
Foreign currency translations	—	8	2,106
Forward foreign currency exchange contracts	—	—	15,213
Futures contracts	(548,852)	609,332	(739,457)
Options written	(1,621,490)	—	(252,409)
Swaps	(3,853,580)	(8,297,910)	(535,801)

	21,387,602	(7,942,300)	(3,761,080)

Net realized and unrealized gain (loss)	23,037,152	(6,975,000)	(3,571,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,730,932	$(6,362,278)	$1,083,228

(a)	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See notes to financial statements.

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Year Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$51,744,471	$40,527,303	$14,807,875	$14,533,912
Net realized gain (loss)	(3,408,768)	(104,054)	14,189,592	(2,989,142)
Net change in unrealized appreciation (depreciation)	(108,064,041)	(6,162,510)	(8,739,953)	6,156,156

Net increase (decrease) in net assets resulting from operations	(59,728,338)	34,260,739	20,257,514	17,700,926

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(52,227,829)	(43,556,280)	(17,172,880)	(14,687,683)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	170,345,298	414,999,104	88,253,994	(18,758,990)

NET ASSETS
Total increase (decrease) in net assets	58,389,131	405,703,563	91,338,628	(15,745,747)
Beginning of year	977,286,368	571,582,805	372,928,257	388,674,004

End of year	$1,035,675,499	$977,286,368	$464,266,885	$372,928,257

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets  (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,541,542	$7,918,178	$26,693,780	$26,173,559
Net realized gain (loss)	(3,574,046)	5,198	1,649,550	(4,402,839)
Net change in unrealized appreciation (depreciation)	(10,734,283)	4,124,028	21,387,602	16,574,355

Net increase (decrease) in net assets resulting from operations	(2,766,787)	12,047,404	49,730,932	38,345,075

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,745,193)	(9,058,546)	(30,102,692)	(28,369,325)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	92,907,703	51,755,524	187,375,080	(20,232,145)

NET ASSETS
Total increase (decrease) in net assets	78,395,723	54,744,382	207,003,320	(10,256,395)
Beginning of year	234,886,287	180,141,905	799,774,249	810,030,644

End of year	$313,282,010	$234,886,287	$1,006,777,569	$799,774,249

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$612,722	$905,954	$4,654,447	$4,418,727
Net realized gain (loss)	967,300	1,341,177	189,861	(1,368,572)
Net change in unrealized appreciation (depreciation)	(7,942,300)	(3,161,240)	(3,761,080)	3,444,366

Net increase (decrease) in net assets resulting from operations	(6,362,278)	(914,109)	1,083,228	6,494,521

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(546,948)	(620,004)	(5,291,105)	(4,649,704)
From return of capital	(1,094)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(548,042)	(620,004)	(5,291,105)	(4,649,704)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(3,438,937)	(30,891,612)	(12,665,537)	(14,608,063)

NET ASSETS
Total decrease in net assets	(10,349,257)	(32,425,725)	(16,873,414)	(12,763,246)
Beginning of year	51,654,420	84,080,145	163,175,827	175,939,073

End of year	$41,305,163	$51,654,420	$146,302,413	$163,175,827

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statement of Cash Flows

Year Ended March 31, 2020

BATS: Series S Portfolio

CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,083,228
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	332,720,555
Purchases of long-term investments	(369,098,137)
Net proceeds from sales of short-term securities	13,866,889
Amortization of premium and accretion of discount on investments and other fees	503,378
Premiums paid on closing options written	(18,617)
Premiums received from options written	316,745
Net realized gain on investments and options written	(1,283,773)
Net unrealized depreciation on investments, options written, swaps and foreign currency translations	2,487,929
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	75,825
Dividends — unaffiliated	340
From the Manager	7,779
Principal paydowns	(26,616)
Options written	(23,207)
Swaps	(66,305)
Variation margin on futures contracts	16,580
Prepaid expenses	7,811
Increase (Decrease) in Liabilities:
Cash received:
Collateral — Reverse repurchase agreements	(129,000)
Payables:
Interest expense	120,753
Trustees’ and Officer’s fees	(1,325)
Variation margin on futures contracts	(83,700)
Variation margin on centrally cleared swaps	122,623
Board realignment and consolidation	(1,537)
Other accrued expenses	(22,992)

Net cash used for operating activities	(19,424,774)

CASH PROVIDED BY FINANCING ACTIVITIES
Net borrowing of reverse repurchase agreements	36,420,017
Cash dividends paid to shareholders	(5,210,087)
Payments on redemption of capital shares	(65,698,337)
Proceeds from issuance of capital shares	55,342,870

Net cash provided by financing activities	20,854,463

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	2,107

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,431,796
Restricted and unrestricted cash and foreign currency at beginning of year	343,085

Restricted and unrestricted cash and foreign currency at end of year	$1,774,881

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,507,066

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2020	March 31, 2019
Cash	$1,217,302	$—
Cash pledged:
Futures contracts.	288,925	189,920
Centrally cleared swaps	103,930	105,930
Foreign currency at value	164,724	47,235

	$1,774,881	$343,085

See notes to financial statements.

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio
							Period
							from
							09/21/2015(a)
	Year Ended March 31,						to
	2020		2019		2018	2017	03/31/2016

Net asset value, beginning of period	$9.99		$10.14		$10.14	$9.82	$10.00

Net investment income(b)	0.45		0.53		0.58	0.51	0.48
Net realized and unrealized gain (loss)	(0.94)		(0.11)		(0.03)	0.43	(0.27)

Net increase (decrease) from investment operations	(0.49)		0.42		0.55	0.94	0.21

Distributions(c)
From net investment income	(0.45)		(0.52)		(0.49)	(0.62)	(0.39)
From net realized gain	—		(0.05)		(0.06)	—	—

Total distributions	(0.45)		(0.57)		(0.55)	(0.62)	(0.39)

Net asset value, end of period	$9.05		$9.99		$10.14	$10.14	$9.82

Total Return(d)
Based on net asset value	(5.22)%		4.31%		5.55%	9.76%	2.07	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.05%		0.04%		0.12%	0.26%	1.23	%(f)(h)

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00	%(i)	0.00	%(i)	0.00%	0.00%	0.01	%(f)

Net investment income	4.45%		5.26%		5.65%	5.01%	9.03	%(f)

Supplemental Data
Net assets, end of period (000)	$1,035,675		$977,286		$571,583	$323,784	$38,956

Portfolio turnover rate	48%		43%		45%	84%	45%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

					Period
					from
					09/21/2015(a)
	Year Ended March 31,				to
	2020	2019	2018	2017	03/31/2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.
(i)	Amount is less than 0.005%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio
	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$10.28		$10.18		$10.31	$10.37	$10.77

Net investment income(a)	0.38		0.39		0.37	0.36	0.38
Net realized and unrealized gain (loss)	0.27		0.10		(0.08)	(0.04)	(0.31)

Net increase from investment operations	0.65		0.49		0.29	0.32	0.07

Distributions(b)
From net investment income	(0.38)		(0.39)		(0.37)	(0.36)	(0.38)
From net realized gain	(0.06)		(0.00	)(c)	(0.05)	(0.02)	(0.09)

Total distributions	(0.44)		(0.39)		(0.42)	(0.38)	(0.47)

Net asset value, end of year	$10.49		$10.28		$10.18	$10.31	$10.37

Total Return(d)
Based on net asset value	6.31%		5.05%		2.82%	3.12%	0.70%

Ratios to Average Net Assets(e)
Total expenses	0.09%		0.09%		0.11%	0.11%	0.13%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00%	0.00%	0.00%

Net investment income	3.55%		3.91%		3.55%	3.45%	3.68%

Supplemental Data
Net assets, end of year (000)	$464,267		$372,928		$388,674	$417,251	$353,632

Portfolio turnover rate	83%		55%		31%	32%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.00%	0.00%	0.00%	0.01%	0.01%

(f)	Amount is less than 0.005%.

See notes to financial statements.

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio
	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$10.91		$10.78		$10.49	$10.75	$10.47

Net investment income(a)	0.43		0.47		0.45	0.45	0.43
Net realized and unrealized gain (loss)	(0.37)		0.21		0.30	(0.16)	0.29

Net increase from investment operations	0.06		0.68		0.75	0.29	0.72

Distributions(b)
From net investment income	(0.44)		(0.47)		(0.45)	(0.45)	(0.43)
From net realized gain	—		(0.08)		(0.01)	(0.10)	(0.01)

Total distributions	(0.44)		(0.55)		(0.46)	(0.55)	(0.44)

Net asset value, end of year	$10.53		$10.91		$10.78	$10.49	$10.75

Total Return(c)
Based on net asset value	0.33%		6.44%		7.22%	2.78%	7.15%

Ratios to Average Net Assets(d)
Total expenses	0.18%		0.21%		0.27%	0.23%	0.34%

Total expenses after fees waived and/or reimbursed	0.06%		0.08%		0.06%	0.06%	0.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%

Net investment income	3.78%		4.35%		4.17%	4.21%	4.17%

Supplemental Data
Net assets, end of year (000)	$313,282		$234,886		$180,142	$146,346	$110,186

Borrowings outstanding, end of year (000)	$10,713		$8,085		$6,625	$6,625	$4,835

Portfolio turnover rate	54%		53%		100%	87%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.02%	0.01%	0.01%

(e)	Amount is less than 0.005%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio
	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$9.59		$9.47		$9.69	$9.93	$10.03

Net investment income(a)	0.30		0.31		0.25	0.21	0.22
Net realized and unrealized gain	0.25		0.15		(0.16)	(0.16)	0.02

Net increase from investment operations	0.55		0.46		0.09	0.05	0.24

Distributions(b)
From net investment income	(0.33)		(0.34)		(0.31)	(0.29)	(0.27)
From net realized gain	—		—		—	—	(0.07)

Total distributions	(0.33)		(0.34)		(0.31)	(0.29)	(0.34)

Net asset value, end of year	$9.81		$9.59		$9.47	$9.69	$9.93

Total Return(c)
Based on net asset value	5.86%		4.94%		0.91%	0.51%	2.44%

Ratios to Average Net Assets(d)
Total expenses	0.06%		0.08%		0.08%	0.09%	0.11%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%

Net investment income	3.03%		3.30%		2.59%	2.12%	2.25%

Supplemental Data
Net assets, end of year (000)	$1,006,778		$799,774		$810,031	$598,067	$552,687

Portfolio turnover rate(f)	1,316%		1,209%		1,515%	1,728%	1,789%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.00%	0.00%	0.01%	0.01%	0.01%

(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	813%	683%	833%	1,040%	1,090%

See notes to financial statements.

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio
	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$9.25		$9.56		$9.38	$8.95	$9.38

Net investment income(a)	0.12		0.12		0.08	0.09	0.10
Net realized and unrealized gain (loss)	(1.33)		(0.34)		0.15	0.34	(0.53)

Net increase (decrease) from investment operations	(1.21)		(0.22)		0.23	0.43	(0.43)

Distributions(b)
From net investment income	(0.12)		(0.09)		(0.05)	—	—
From return of capital	(0.00	)(c)	—		—	—	—

Total distributions	(0.12)		(0.09)		(0.05)	—	—

Net asset value, end of year	$7.92		$9.25		$9.56	$9.38	$8.95

Total Return(d)
Based on net asset value	(13.25)%		(2.32)%		2.49%	4.80%	(4.48)%

Ratios to Average Net Assets(e)
Total expenses	0.31%		0.20%		0.19%	0.13%	0.11%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00%	0.00%	0.00%

Net investment income	1.33%		1.24%		0.89%	1.00%	1.04%

Supplemental Data
Net assets, end of year (000)	$41,305		$51,654		$84,080	$121,054	$221,470

Portfolio turnover rate	15%		0%		6%	10%	0%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.32%	0.16%	0.17%	0.08%	0.05%

(f)	Amount is less than 0.005%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio
	Year Ended March 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of year	$9.50		$9.38		$9.53		$9.54	$9.76

Net investment income(a)	0.27		0.25		0.20		0.19	0.26
Net realized and unrealized gain (loss)	(0.23)		0.13		(0.09)		0.11	(0.15)

Net increase from investment operations	0.04		0.38		0.11		0.30	0.11

Distributions(b)
From net investment income	(0.31)		(0.26)		(0.26)		(0.31)	(0.33)

Total distributions	(0.31)		(0.26)		(0.26)		(0.31)	(0.33)

Net asset value, end of year	$9.23		$9.50		$9.38		$9.53	$9.54

Total Return(c)
Based on net asset value	0.34%		4.11%		1.15%		3.21%	1.18%

Ratios to Average Net Assets
Total expenses	1.14	%(d)	0.69	%(d)	0.76	%(d)	0.48%	0.31%

Total expenses after fees waived and/or reimbursed	0.99	%(d)	0.56	%(d)	0.59	%(d)	0.34%	0.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(d)(e)	0.00	%(d)(e)	0.00	%(d)	0.00%	0.00%

Net investment income	2.84	%(d)	2.62	%(d)	2.11	%(d)	2.37%	2.91%

Supplemental Data
Net assets, end of year (000)	$146,302		$163,176		$175,939		$191,903	$238,237

Portfolio turnover rate(f)	144%		184%		263%		279%	270%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2020	2019	2018
Investments in underlying funds	0.00%	0.01%	0.01%

(e)	Amount is less than 0.005%.
(f)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	101%	112%	148%	163%	178%

See notes to financial statements.

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”), or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (continued)

callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. The adjusted cost basis of securities at March 31, 2019, if applicable, are as follows:

Series A	$995,962,482
Series C	361,972,146
Series E	245,929,128
Series S	195,412,381

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (continued)

borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

108	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended March 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Series S	$70,807,615	2.22%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(a)	Net Amount
BNP Paribas	$5,754,116	$ (5,754,116)	$—
Citigroup Global Markets, Inc.	35,621,664	(35,621,664)	—
HSBC Securities (USA), Inc.	7,992,666	(7,992,666)	—
RBC Capital Markets, LLC	18,067,059	(18,067,059)	—

	$67,435,505	$(67,435,505)	$—

(a)

Collateral with a value of $72,185,553 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

110	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$164,176	$23,270	$5,366	$192,812

For the year ended March 31, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$21,053,742	$10,713,000	2.00% - 4.83%	$9,294,333	2.09%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at March 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at March 31, 2020.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

112	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager, effective March 2, 2020.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (continued)

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Series A	$534,668
Series C	354,605
Series E	359,797
Series M	487,768
Series P	140,486
Series S	240,556

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Series C	$414,573	$680,232	$23,849

7.	PURCHASES AND SALES

For the year ended March 31, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$700,691,658	$287,897,001	$261,993,064	$14,848,793,072	$2,020,110	$363,025,472
U.S. Government Securities	—	137,365,611	—	18,067,473	—	12,767,064

Total Purchases	$700,691,658	$425,262,612	$261,993,064	$14,866,860,545	$2,020,110	$375,792,536

Sales	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities (includes paydowns)	$540,303,639	$225,814,769	$160,612,876	$14,575,790,822	$4,989,576	$335,866,449
U.S. Government Securities	—	116,575,040	—	22,367,160	—	5,487,687

Total Sales	$540,303,639	$342,389,809	$160,612,876	$14,598,157,982	$4,989,576	$341,354,136

For the year ended March 31, 2020, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$5,590,686,465	$ 99,121,678
Sales	5,585,193,662	100,484,306

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S.

114	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

federal tax returns generally remains open for each of the four years ended March 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax-exempt income(a) 3/31/20	$—	$—	$11,741,572	$—	$—	$—
3/31/19	$—	$—	$7,876,747	$—	$—	$—
Ordinary income
3/31/20	52,227,829	16,699,777	3,621	30,102,692	546,948	5,291,105
3/31/19	42,880,889	14,646,689	227,513	28,369,325	620,004	4,649,704
Long-term capital gains
3/31/20	—	473,103	—	—	—	—
3/31/19	675,391	40,994	954,286	—	—	—
Return of capital
3/31/20	—	—	—	—	1,094	—

Total
3/31/20	$52,227,829	$17,172,880	$11,745,193	$30,102,692	$548,042	$5,291,105

3/31/19	$43,556,280	$14,687,683	$9,058,546	$28,369,325	$620,004	$4,649,704

(a)	The Funds designate these amounts paid during the fiscal year ended March 31, 2020 as exempt-interest dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Undistributed ordinary income	$—	$3,653,211	$12,355	$1,209,948	$—	$—
Undistributed long-term capital gains	—	4,270,513	—	—	—	—
Non-expiring capital loss carryforwards(a)	(4,772,564)	—	(3,719,355)	(24,390,470)	(27,095,097)	(9,965,333)
Net unrealized gains (losses)(b)	(117,204,943)	92,586	(2,536,718)	27,242,182	(10,270,910)	(3,449,044)
Qualified late year losses(c)	—	—	—	—	(87,784)	—

	$(121,977,507)	$8,016,310	$(6,243,718)	$4,061,660	$(37,453,791)	$(13,414,377)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain options and futures contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended March 31, 2020, Series C and Series P utilized $2,491,680 and $1,921,290, respectively, of their capital loss carryforwards.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$1,146,613,760	$463,328,352	$318,879,397	$2,273,010,057	$12,831,716	$225,469,111

Gross unrealized appreciation	$5,716,773	$17,186,806	$9,242,091	$63,233,038	$1,749,026	$3,153,600
Gross unrealized depreciation	(122,657,241)	(17,094,220)	(11,727,044)	(35,990,856)	(12,019,940)	(6,187,563)

Net unrealized appreciation (depreciation)	$(116,940,468)	$92,586	$(2,484,953)	$27,242,182	$(10,270,914)	$(3,033,963)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2020, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative,

116	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/20		Year Ended 03/31/19
	Shares	Amount	Shares	Amount
Series A
Shares sold	56,175,142	$566,598,019	69,144,009	$692,348,692
Shares redeemed	(39,575,189)	(396,252,721)	(27,690,251)	(277,349,588)

Net increase	16,599,953	$170,345,298	41,453,758	$414,999,104

Series C
Shares sold	15,113,669	$163,942,733	8,827,667	$88,295,064
Shares redeemed	(7,124,584)	(75,688,739)	(10,736,125)	(107,054,054)

Net increase (decrease)	7,989,085	$88,253,994	(1,908,458)	$(18,758,990)

Series E
Shares sold	17,189,745	$193,043,655	10,019,529	$107,337,550
Shares redeemed	(8,976,213)	(100,135,952)	(5,189,013)	(55,582,026)

Net increase	8,213,532	$92,907,703	4,830,516	$51,755,524

Series M
Shares sold	35,969,210	$350,693,918	24,770,907	$232,427,176
Shares redeemed	(16,794,450)	(163,318,838)	(26,871,015)	(252,659,321)

Net increase (decrease)	19,174,760	$187,375,080	(2,100,108)	$(20,232,145)

Series P
Shares sold	2,498,617	$21,721,096	1,454,951	$14,053,229
Shares redeemed	(2,869,301)	(25,160,033)	(4,667,254)	(44,944,841)

Net decrease	(370,684)	$(3,438,937)	(3,212,303)	$(30,891,612)

Series S
Shares sold	5,557,853	$53,268,760	6,846,900	$64,260,569
Shares redeemed	(6,877,962)	(65,934,297)	(8,424,603)	(78,868,632)

Net decrease	(1,320,109)	$(12,665,537)	(1,577,703)	$(14,608,063)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

NOTES TO FINANCIAL STATEMENTS	117

Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio and the Board of Trustees of the BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, and BATS: Series S Portfolio of BlackRock Allocation Target Shares (the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statement of cash flows for BATS: Series S Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, and the results of their operations and BATS: Series S Portfolio’s cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio	For each of the five years in the period ended March 31, 2020.
BATS: Series A Portfolio	For each of the four years in the period ended March 31, 2020 and for the period from September 21, 2015 (commencement of operations) through March 31, 2016.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

118	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction

Series C	2.21%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2020:

Fund	Qualified Dividend Income

Series C	$631,986

For the fiscal year ended March 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends

Series A	$40,602,593
Series C	11,421,234
Series E	599
Series M	29,876,032
Series P	496,224
Series S	6,074,976

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended March 31, 2020:

Fund	Federal Obligation Interest

Series C	$395,827
Series M	789,777
Series S	34,647

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended March 31, 2020:

Fund	20% Rate Long-Term Capital Gain Dividends

Series C	$473,103

IMPORTANT TAX INFORMATION	119

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”), on behalf of its series, BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio (each, a “Fund” and collectively, the “Funds”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreements”) between BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, and BlackRock International Limited, with respect to each Fund. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. Each Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of these agreements at the May and June Meetings is included in the Funds’ semi-annual shareholder report for the fiscal period ended September 30, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to each Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of each Sub-Advisory Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at its decision to approve each Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

120	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Allocation Target Shares, on behalf of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40Act Liquidity Risk Management Committee (the “Committee”).At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	121

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None

122	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	123

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 262 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 283 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

124	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA, 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio

TRUSTEE AND OFFICER INFORMATION	125

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

126	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

JPY	Japanese Yen

NZD	New Zealand Dollar

USD	US Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

AKA	Also Known As

AGM	Assurance Guaranty Municipal Corp.

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

EDA	Economic Development Authority

GO	General Obligation Bonds

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	127

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$40,902	$40,902	$0	$0	$15,500	$15,400	$0	$0
Series C Portfolio	$36,006	$36,006	$0	$0	$15,500	$15,400	$0	$0
Series E Portfolio	$41,922	$41,922	$0	$0	$13,600	$13,400	$0	$0
Series M Portfolio	$32,028	$32,028	$0	$0	$15,500	$15,400	$0	$0
Series P Portfolio	$20,400	$20,400	$0	$0	$15,500	$15,400	$0	$0
Series S Portfolio	$36,006	$36,006	$0	$0	$15,500	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$15,500	$15,400
Series C Portfolio	$15,500	$15,400
Series E Portfolio	$13,600	$13,400
Series M Portfolio	$15,500	$15,400
Series P Portfolio	$15,500	$15,400
Series S Portfolio	$15,500	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: June 4, 2020